AGREEMENT OF PURCHASE AND SALE

ARTICLE 1. PARTIES.

101. The parties to this Agreement of Purchase and Sale (the "Agreement") are: **SEALY SHV/NO, L.P.**, a Georgia limited partnership, **SEALY OHIO, L.P.**, a Georgia limited partnership, **SEALY ALAMO BUILDINGS, L.P.**, a Georgia limited partnership, **SEALY FRLA SBC, L.L.C.**, a Georgia limited liability company, **SEALY FRLA I, L.L.C.**, a Georgia limited liability company, **SEALY FRLA II, L.L.C.**, a Georgia limited liability company, **SEALY FRLA OFFICE, L.L.C.**, a Georgia limited liability company, and **SEALY BR4, L.P.,** a Georgia limited partnership (collectively, "**Seller**"), and **LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST, INC.,** a Maryland corporation ("**Buyer**"). **Unless otherwise specified, words and phrases that are capitalized in this Agreement are defined in Article 17 herein**.

ARTICLE 2. PROPERTY TO BE PURCHASED.

201. In consideration of Ten Dollars ($10.00) cash in hand paid by Buyer to Seller and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller agrees to sell to Buyer and Buyer agrees to buy from Seller, subject to the provisions hereinafter set forth, those tracts or parcels of land (collectively, the "**Land**") located in Shreveport, Louisiana, Columbus, Ohio, San Antonio, Texas, New Orleans, Louisiana and Baton Rouge, Louisiana, and more particularly described on Exhibit "A" attached hereto and incorporated herein by this reference, together with all of Seller's right, title and interest in and to: (a) all buildings and other improvements located on the Land, and all appurtenances thereto (herein collectively called the "**Improvements**"), having the street addresses set forth on Exhibit "A-1" attached hereto and incorporated herein by this reference; (b) all appliances, furniture, fixtures, machinery, equipment, inventories, supplies and other tangible personal property (herein collectively called the "**Equipment**") owned or leased by Seller (including any utility poles or lights leased from any utility provider) and located at or used in connection with the operation, management or maintenance of the Land or the Improvements including, but not limited to, the items listed in Schedule 201(b); (c) any portion of the Land lying in the right-of-way of any alley, passageway, street, road, highway or avenue, proposed, open or closed, adjoining all or any part of the Land and in any and all strips, gores and rights-of-way; (d) all riparian rights, hereditaments, easements and other rights, privileges and immunities appurtenant to the Land; (e) all leases, rents and profits accruing with respect to the Land, Improvements, and Equipment from and after the Closing, including the Leases; (f) all refundable Tenant deposits paid under the Leases (the "**Deposits**") to the extent they have not been forfeited or fully earned prior to Closing in accordance with the terms of each individual Lease; (g) all maintenance, service and supply agreements relating to, affecting, or arising out of the Land and the Improvements or their ownership or operation and which are identified in Schedule 201(g) (herein collectively called the "**Service Agreements**"); (h) all licenses, permits and governmental approvals relating to the

development and operation of the Improvements, to the extent assignable (the "**Permits**"); (i) if and to the extent assignable, all plans and specifications and other architectural and engineering drawings, if any, for the improvements located on the Land and the Equipment (all of which items shall be used by Buyer solely in connection with the Property and shall not be used by Buyer for any other purpose); (j) all warranties and guaranties, if any (and only to the extent assignable) relating to the Improvements and Equipment and (k) all tenant lists, correspondence with tenants and vendors' records (including, but not limited to those relating to tenant insurance, maintenance, repairs, capital improvements and services) booklets and manuals relating to the Land, the Improvements and the Equipment, to the extent the same are in Seller's or its property manager's possession or control. All of the foregoing real and personal property included in this sale are herein collectively called the "**Property**". Notwithstanding the foregoing, specifically excluded from this sale are all accounts receivable, cash, bank accounts, reserves and escrow funds (other than the Deposits) relating to the Property and all other revenues and income accruing prior to Closing, and the name "Sealy", all of which shall remain the property of Seller.

ARTICLE 3. PURCHASE PRICE.

301. The Purchase Price shall be One Hundred Thirty-Eight Million Nine Hundred Thousand and no/100 Dollars ($138,900,000.00) subject to all prorations and adjustments provided herein, shall be paid as follows:

301.1. Within one (1) Business Day after the Agreement Date, Buyer shall deposit with Escrow Agent good funds immediately available in Dallas, Texas, in the amount of Two Million and no/100 Dollars ($2,000,000.00) (the "**Initial Earnest Money**"). Should Buyer choose not to exercise its termination rights under this Agreement prior to or upon expiration of the Inspection Period (as defined below), then within one (1) business day of the date of expiration of the Inspection Period, Buyer shall deposit with Escrow Agent an additional Two Million and no/100 Dollars ($2,000,000.00) (the "**Additional Earnest Money**"; the Initial Earnest Money and the Additional Earnest Money, together with interest earned thereon, shall hereinafter collectively be referred to as the "**Earnest Money**"). Escrow Agent shall promptly deposit the Earnest Money into an interest bearing account. Any and all interest earned on the Earnest Money shall be added to the Earnest Money and held by Escrow Agent under this Agreement, and shall be reported to the Internal Revenue Service as interest paid to Buyer. Buyer hereby represents and warrants to Seller and Escrow Agent that Buyer's federal employer identification number is 20-1237795. Escrow Agent shall hold and administer the Earnest Money in accordance with the terms and conditions of this Agreement. If Escrow Agent shall not be otherwise required to disburse the Earnest Money or apply the Earnest Money towards the Purchase Price at Closing, and if Buyer shall pay all funds required to be paid by Buyer at Closing, then Escrow Agent shall refund the Earnest Money to Buyer at Closing. If this Agreement is terminated prior to Closing for any reason except for a default under the Agreement by Buyer, then the Earnest Money (subject to Section 902 hereof) shall be returned to Buyer. Seller and Buyer agree to execute and deliver any supplemental agreements required by the Escrow Agent consistent with the terms of this Agreement.

301.2. Subject to the prorations and adjustments provided herein, the balance of the Purchase Price shall be paid at Closing in good funds immediately available in Dallas, Texas before 4:00 p.m. on the Closing Date by bank wire transfer to such bank account or accounts as may be specified by Seller; provided, however, if the Purchase Price is not paid to Seller prior to 1:00 p.m. Dallas, Texas time on the Closing Date such that Seller is able to timely pay off all existing indebtedness encumbering the Property, then Buyer shall pay to Seller $30,000 as compensation for the additional interest expense that Seller shall thereby incur.

302. Columbus Loan Parcel. At Closing, Seller agrees to assign to Buyer without warranty or recourse, all of Seller's interest in that certain reimbursement obligation (the "Columbus TI Loan") of the tenant under that certain Lease between Sealy Ohio, L.P. and Batelle Memorial Institute (the "Batelle Lease"), and evidenced by and included in the Batelle Lease, in the original principal amount of $850,000, upon the loan to such tenant on December 13, 2004, repayable to the landlord in equal monthly installments of principal and interest (interest at 6% per annum and a total monthly payment of $15,761.86) over 63 months, with the final payment due on March 31, 2010. Seller represents that to best of Seller's knowledge, the outstanding principal balance of the Columbus TI Loan after the November payment in respect to the Columbus TI Loan is $557,769.31 and that the tenant under the Batelle Lease is not in default under the Columbus TI Loan. At Closing, Buyer at its option shall have the right to effectuate the acquisition of the Columbus TI Obligation by a separate assignment from Seller to Buyer's designated assignee, subject to Section 1603, without warranty or recourse to Seller, only of the Columbus TI Obligation to such designated assignee. In such event, that part of the Purchase Price allocated to the Columbus TI Obligation shall be $400,000 and the remaining amount of the Purchase Price, $138,500,000, shall be allocated to the remaining Property.

ARTICLE 4. CASH ADJUSTMENTS AND CLOSING COSTS.

401. The following items shall be prorated between Seller and Buyer as of midnight on the night before the Closing Date, with Buyer to be credited with all income described below and charged with all expenses described below for the day of the Closing, and the net amount of all such adjustments shall increase or decrease, as the case may be, the amount payable by Buyer to Seller at Closing pursuant to Section 301 hereof:

401.1. All real and personal ad valorem property taxes imposed on the ownership of the Property for the calendar year in which the Closing occurs. If Closing shall occur before the amount of any of said taxes shall have been determined with respect to any of the Property, the prorating of such taxes at Closing shall be made on the basis of the tax bills for such portion of the Property for the immediately preceding calendar year. After Closing, at such time when any of said taxes are capable of an exact determination, the party having the information permitting the exact determination shall send to the other party a detailed calculation of the exact determination so made. Within thirty (30) days after both Seller and Buyer shall have received such written calculation, Seller or Buyer, as the case may be, shall pay to the other the net

difference between the actual amount and the estimated amount upon which the proration was made at Closing.

401.2. All receipts from the Property and including the Batelle Leasehold Improvement Obligation and including all rent, which have been paid to Seller and are allocable to the period after Closing shall be credited to Buyer at Closing, and the cash payable at Closing shall be decreased accordingly. All receipts from the Property, including all rent and the Batelle Leasehold Improvement Obligation, which are allocable to the period prior to Closing and which have not been received by Seller on the Closing Date shall be determined and adjusted between Seller and Buyer as of the Closing Date; provided, however, that Buyer shall not be obligated to make any payment or give any credit to Seller on account of or by reason of any rental or other payments which are unpaid as of the Closing Date, but shall be required merely to turn over to Seller its share of the same if, as and when received by Buyer, provided that Buyer shall have no obligation to institute suit therefor. All payments of rent and payments in respect to the Batelle Leasehold Obligation received after the Closing Date shall be applied first to unpaid rents accruing after the Closing Date, and then to the balance of any unpaid rents accruing prior to the Closing Date. If and to the extent there remains any delinquent rent or other amounts owing to Seller for the period prior to Closing after the period 90 days after Closing, then Seller shall be entitled to pursue any right or remedy available at law against any tenant for any unpaid rent due Seller, provided Seller may not assert any claim against the tenant to terminate its lease or dispossess the tenant. Seller and Buyer, as appropriate, and if requested in writing by the other, agree to prepare a written account or reconciliation regarding any amounts received by either, pursuant to this paragraph, and forward such accounting or reconciliation to the other in a timely fashion.

401.3. All amounts due for utilities (unless the utility meters can be read on the date of Closing), including water, electric, gas and sanitary assessments; and all charges for Service Agreements and those other service and supply contracts which Buyer agrees in writing to assume at Closing or which cannot be canceled by Seller at Seller's option.

401.4. Seller shall transfer the Deposits to Buyer at Closing either via check in the amount of the Deposits then held by Seller or by way of a credit to Buyer against the Purchase Price, at Seller's election. In the event Seller provides a credit to Buyer at Closing, Buyer shall be obligated to fund at Closing the full amount of the Deposits for the Property in accordance with the requirements of applicable laws.

402. Seller and Buyer agree to adjust between themselves for a period of six (6) months after the Closing any errors or omissions in the prorations or adjustments set forth hereinabove made at Closing.

403. Seller shall pay (i) Seller's attorneys' fees, (ii) all of the cost of the title premium for Buyer's basic owner's Title Policy for the Property located in the State of Texas (specifically excluding the cost of any lender's title policy, modification of the survey exception to read "shortages in area" and any endorsements or other additional items which may be requested by

Buyer or any lender), (iii) one-half (1/2) the cost of the title premium for Buyer's basic owner's Title Policy for the Property located in the State of Ohio (specifically excluding the cost of any lender's title policy, modification of the survey exception to read "shortages in area" and any endorsements or other additional items which may be requested by Buyer or any lender) and (iv) transfer taxes on the deed conveying the Ohio property to Buyer. Buyer shall pay (i) all of the cost of the title premiums for Buyer's Property located in the State of Louisiana, (ii) one-half (1/2) the cost of the title premium of Buyer's basic owner's Title Policy for the Property located in Ohio, (iii) all costs of any endorsement to all of Buyer's title policies and Buyer's lender title policies and other costs associated with modification of the survey exception to read "shortages in area", and any title coverage which may be required by any lender, (iv) the entire cost of the survey and all other inspections and due diligence costs, (v) all recording costs for recording of the deed(s) conveying title to Buyer, (vi) Buyer's attorneys' fees, and (vii) all other costs incurred by Buyer in connection with the transactions contemplated hereby. Any fees of Escrow Agent shall be split equally between Seller and Buyer. If and to the extent, any transfer taxes are required to be paid in Louisiana upon the recordation of the Act of Sale transferring title to the properties in Louisiana, then such transfer tax shall be split equally between Buyer and Seller.

404. As used herein, "**Existing Lease**" means any lease or license agreement for space within the Property to which Seller is a party (whether directly entered into by Seller or assumed in writing by Seller) and existing on or before the Agreement Date, all of which Existing Leases are identified on the rent roll attached hereto as Schedule 404 and incorporated herein by this reference. As used herein, "**New Lease**" means any lease or license agreement for space within the Property and entered into by landlord and a tenant on or after November 27, 2006. "**Lease Expenses**" shall mean, collectively, any and all commissions and fees or costs and expenses arising out of or in connection with the leasing of the Property, including, but not limited to, (i) any extension, renewal or expansion of any Existing Lease exercised between the Agreement Date and the Closing Date and (ii) any New Lease. Lease Expenses shall include, without limitation, (a) brokerage commissions and fees to effect any such leasing transaction, (b) expenses incurred for repairs and tenant improvements, (c) allowances for tenant improvements and moving, and (d) reasonable legal fees for services in connection with the preparation of documents and other services rendered in connection with the effectuation of the leasing transaction. Lease Expenses for any Existing Leases relating to the base lease term or any renewal term that is elected or with respect to which an option is exercised, as the case may be, prior to the Agreement Date shall be paid in full at or prior to Closing by Seller, without contribution or proration from Buyer ("**Seller's Lease Expenses**"). Notwithstanding the foregoing, to the extent that any such Seller's Lease Expenses have not been paid in full by Seller prior to Closing, Buyer may elect to assume responsibility for such unpaid Seller's Lease Expenses, and, upon such election, shall receive a credit against the Purchase Price in the amount of such assumed unpaid Seller's Lease Expenses. Lease Expenses for (x) any renewals (other than renewals elected or with respect to which an option is exercised prior to the Agreement Date) or expansions of any Existing Lease, the term of which renewal or expansion commences after the Agreement Date, and (y) any New Leases shall be the sole responsibility of Buyer, without contribution or proration from Seller ("**Buyer's Lease Expenses**"). In the event Seller

has paid any Buyer's Lease Expenses on or prior to Closing, Buyer shall credit Seller for such amounts at Closing.

405. The obligations of the parties under this Article 4 to the extent not satisfied at Closing shall survive the Closing for six (6) months after Closing.

ARTICLE 5. CLOSING DATE AND PLACE.

501. The Closing of the transaction provided for in this Agreement shall occur at 10:00 a.m. on January 25, 2007, or at such earlier date as may be mutually acceptable to Seller and Buyer (the "**Closing Date**") and shall be held at the office of (or through an escrow with) Chicago Title Insurance Company, Dallas, Texas, or such other place as may be mutually acceptable to Seller and Buyer. If and to the extent required to facilitate the Closing, Seller and Buyer may execute and deliver certain of the Closing Documents into a mutually acceptable escrow prior to the Closing Date.

ARTICLE 6. TITLE MATTERS.

601. Buyer shall accept title to the Land and Improvements as insured by the Title Policy, subject only to the Permitted Title Exceptions. Prior to the Agreement Date, Seller has delivered to Buyer a Title Commitment in favor of Buyer, covering the Property, together with copies of all documents referenced in such Title Commitment and copies of Seller's existing surveys of the Property. Buyer shall be responsible, at its sole cost and expense, for obtaining an updated survey of the Property and delivering a copy thereof to Seller with Buyer's Title Objections or, in the event that Buyer does not deliver any Title Objections, then Buyer shall deliver a copy to Seller of the updated surveys within a reasonable time after its receipt thereof. Buyer shall have that period of time commencing on the Agreement Date and continuing to the date which is ten (10) days prior to the date of expiration of the Inspection Period within which to examine title to the Land and Improvements and the survey of the Land and Improvements and to deliver to Seller written notice of any objection to the title to the Land and Improvements not permitted pursuant to the terms hereof (the "**Title Objection**" or "**Title Objections**"). Buyer shall be deemed to have waived all Title Objections not timely specified in such notice, except for any Title Objections arising or discovered subsequent to the date of such notice. If Buyer shall deliver a Title Objection as to the Property to Seller on or before the expiration of the time period required herein, Seller shall have five (5) Business days after receipt of Buyer's Title Objections to deliver to Buyer written notice (the "**Seller Notification**") setting forth those Title Objections, if any (it being agreed that Seller shall have no obligation to cure any of Buyer's Title Objections except for Monetary Liens as hereinafter specifically defined), which Seller shall agree to cure or satisfy and those Title Objections, if any, which Seller shall not agree to cure or satisfy; provided, however that Seller shall be obligated to satisfy, prior to or as of Closing, any and all monetary liens placed against the Property which are caused by, through or under Seller or that Seller is currently making payments on ("**Monetary Liens**"), including without limitation, mortgages, deeds of trust, tax liens, mechanics' or materialmen's liens or judgments that affect

title to the Property. Without limitation, Seller may satisfy its obligations in respect to curing or satisfying such outstanding Monetary Liens if Seller shall cause the Title Company to issue the Title Policy without exception to such Monetary Liens. Seller shall be deemed to have elected not to cure any Title Objections raised by Buyer in the event Seller fails to timely deliver to Buyer a Seller Notification in accordance with the terms of this paragraph. Buyer shall have until the date of expiration of the Inspection Period to notify Seller in writing that Buyer (a) accepts the Seller Notification (or failure to deliver such Seller Notification, as applicable) as to the Property, in which case Seller (i) shall have through the Closing Date to cure or satisfy those Title Objections, if any, which Seller has agreed to satisfy or cure in the Seller Notification, and (ii) shall convey title to the Property subject to those Title Objections which Seller has not agreed to satisfy or cure in the Seller Notification or is deemed not to agree to cure or satisfy due to Seller's failure to deliver the Seller Notification, or (b) rejects the Seller Notification (or Seller's failure to deliver the Seller Notification) as to the Property, in which case this Agreement shall terminate and be of no further force or effect, except as provided in Section 1602, and the Earnest Money shall be returned to Buyer. Buyer shall be deemed to have elected to accept the Seller Notification in the event that Buyer fails to timely respond to Seller pursuant to the terms of the immediately preceding sentence. If any Title Objection as to the Property which Seller has agreed in writing to cure in the Seller Notification shall not be satisfied by Seller on or before the Closing Date, then, in such event, at the option of Buyer, evidenced by written notice to Seller, Buyer shall have the right to elect (a) to terminate this Agreement in which event Escrow Agent shall promptly return all of the Earnest Money to Buyer; or (b) to close the purchase of the Property, regardless of such Title Objection, in which event such Title Objection shall be conclusively deemed to have been waived and withdrawn, and all matters upon which such Title Objection was based shall be deemed to be added to the Permitted Title Exceptions for the Property. Notwithstanding anything contained herein to the contrary, Buyer shall not be required to accept title to the Property subject to any Monetary Liens (for the avoidance of all doubt, it being agreed for purposes of this sentence that if Seller is able to cause the Title Company to issue the Title Policy without exception to the Monetary Liens as allowed in this Section, the Property will not be subject to such Monetary Liens).

ARTICLE 7. REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER.

701. As of the Agreement Date, Seller represents and warrants to Buyer that the following representations and warranties shall be true as of the date hereof and at Closing (except as hereinafter provided) that:

701.1. (a) Each of the entities comprising Seller is either a limited liability company or a limited partnership, as applicable, duly created, validly existing, and in good standing under the laws of the state of its formation; (b) Seller will be duly bound by the actions of the Person executing and delivering this Agreement and the Closing Documents on behalf of Seller, and the Person executing and delivering said documents on behalf of Seller has all necessary power and authority to do so; and (c) Seller has all necessary power and authority to execute, deliver and perform this Agreement and the Closing Documents and to complete the transactions provided for herein.

701.2 Excepting those Service Agreements that Buyer expressly agrees to assume in a writing delivered to Seller prior to the expiration of the Inspection Period, there will not be on the Closing Date any Service Agreements (including, without limitation service contracts and/or management agreements) to which Seller is a party (whether directly entered into by Seller or assumed in writing by Seller), written or oral, which affect the Property and which extend beyond the Closing Date.

701.3. Attached as Schedule 404 to this Agreement is a rent roll (the "Rent Roll") (which shall be updated by Seller as of the Closing Date) listing all Existing Leases to which Seller is a party (whether directly entered into by Seller or assumed in writing by Seller). To Seller's knowledge, all of the information contained in the rent roll is accurate and complete in all material respects and represents, to Seller's knowledge tenants under the Existing Leases are the only parties in possession of the Property (at Closing the representation and warranty in this Clause 701.3 shall only be made in reference to such updated rent roll and the representation and warranty herein shall thereby be only true in respect to such updated rent roll).

701.4. To Seller's knowledge, there are no condemnation proceedings pending or proposed with regard to the Property.

701.5. To Seller's knowledge, the Seller has not received any written notices of violations of any applicable ordinances, regulations, or other laws with respect to the Property which are uncorrected as of the Agreement Date (the **"Violation Notices"**).

701.6. Legal Action Against Seller. There are no judgments, orders, or decrees of any kind against Seller unpaid or unsatisfied of record, nor any legal action, suit or other legal or administrative proceeding pending before any court or administrative agency relating to the Property which would adversely affect the Property for its present use, nor to the best of Seller's knowledge Seller is not aware of any threatened legal action, suit or other legal or administrative proceeding relating to the Property.

701.7. Compliance with Insurance Policy. To Seller's knowledge, attached hereto as Schedule 701.7(A) is a list describing all policies of fire, liability and other forms of insurance presently maintained by the Seller with respect to the Property. To Seller's knowledge, Seller has not received from any insurance company which carries insurance on the Property, or any Board of Fire Underwriters, any notice of any defect or inadequacy in connection with the Property or its operation, except as set forth on Schedule 701.7(B).

701.9. Seller has no employees.

702. "To Seller's actual knowledge", as used in this Agreement, shall mean to the extent that said matters are actually (and not constructively) known by Scott P. Sealy, Mark P. Sealy or Jason Gandy, as the authorized representatives of Seller. In the event prior to Closing, Seller or Buyer becomes aware that any of the representations or warranties stated in Section 701.1 through 701.8 are materially untrue, and Seller does not correct such representations on or

before the earlier of Closing or ten (10) days after Buyer may notify Seller in writing of such breach, then Buyer as its sole remedy may elect prior to Closing to (i) terminate this Agreement and Escrow Agent is hereby directed to release the Earnest Money to Buyer, or (ii) proceed to Closing, releasing Seller from any and all liability arising from the breach of said representation or warranty.

703. So long as this Agreement remains in full force and effect Seller covenants and agrees that:

(a) Seller shall in good faith operate and manage the Property in its ordinary course of business consistent with past practices and shall not sell, further pledge, or otherwise transfer or dispose of all or any part of any Property (except for such items of Equipment as become obsolete or are disposed of in the ordinary course, which shall be replaced by items of Equipment of a like kind and of equal or higher value), subject to the provisions of Article 12 below.

(b) From and after the date hereof until the expiration of the Inspection Period, Seller shall not enter into any Service Agreements except in the ordinary course of business and that are terminable on not more than 30 days notice. From and after the date of expiration of the Inspection Period, Seller shall not, without Buyer's prior written consent, which consent shall not be unreasonably delayed, conditioned or withheld, enter into any Service Agreements which are not terminable upon thirty (30) days notice without payment of any cancellation fee or similar payment; where such consent is required, Buyer shall have five (5) business days after receipt from Seller of a request for consent to a proposed Service Agreement (and a copy thereof), in which to issue or refuse such consent, and if Buyer fails or refuses to act within such five (5) business day period, Buyer shall be deemed to have issued such consent.

(c) From and after the date hereof, Seller shall not execute and enter into any New Lease, license or occupancy agreement for all or some portion of the Land and the Improvements, or enter into any amendment, renewal, expansion or modification to, or termination of, any Existing Lease unless Seller obtains Buyer's advance written consent to such New Lease or modification of Existing Lease, which consent shall not be unreasonably withheld, conditioned or delayed by Buyer, but which consent shall be deemed automatically given if Buyer fails to respond within three (3) business days after Seller makes a written request for same. New Leases and modifications to Existing Leases shall not include, and Seller shall be free to execute and enter into at any time without the consent of Buyer, any non-discretionary amendments, modifications, renewals or expansions of any Existing Lease pursuant to the requirements of such Existing Lease. Prior to end of Inspection Period, notwithstanding any of the foregoing, Buyer's consent shall not be required for Seller to execute and enter into any New Lease, license or occupancy agreement for all or some portion of the Land and the Improvements, or enter into any amendment, renewal, expansion or modification to, or termination of, any Existing Lease if; (i) said agreement is for less than 50,000 square feet of rentable space, (ii) is for a term of 5 years or less and (iii) the New Lease, license agreement modification or other

applicable transaction is made in the ordinary course of business and is on prevailing market terms for similar leases or other applicable transaction.

(d) Upon receipt of notice thereof, Seller will promptly notify Buyer of the occurrence of any material casualty, condemnation, or litigation affecting the Property.

(e) Seller shall maintain in full force and effect property insurance on the Property.

(f) After the date hereof and before Closing, (A) Seller agrees that it will not voluntarily cancel or accept the surrender of any Lease except (i) in connection with a summary proceeding; (ii) if the tenant under the Lease is in default; or (iii) if the Lease shall be replaced with a new lease acceptable to Purchaser and (B) Seller shall not apply or retain any security deposits from any tenant as a result of a default by such tenant unless Seller shall also terminate such tenant's lease as a result of such default by such tenant.

Notwithstanding anything in this Agreement to the contrary, Seller does not covenant or represent that any particular Service Agreement will be in force or effect as of the Closing or that Tenants under Leases or the parties to the Service Agreements will not be in default under their respective Leases or Service Agreements, and neither the existence of any default by any tenant under its Lease nor the default of any party under any Service Agreement shall affect the obligations of Buyer hereunder.

ARTICLE 8. REPRESENTATIONS AND WARRANTIES OF BUYER.

801. As of the Agreement Date, Buyer represents and warrants to Seller that the following representations and warranties shall be true as of the date hereof and at Closing:

801.1. (a) Buyer is a Maryland corporation, duly created, validly existing and in good standing under the laws of the state of its formation and at Closing Buyer, or its permitted assigns as the case may be will be in good standing; (b) Buyer will be duly bound by the actions of the Person executing and delivering this Agreement and the Closing Documents on behalf of Buyer, and the Person executing and delivering said documents on behalf of Buyer has all necessary power and authority to do so; and (c) Buyer has all necessary power and authority to execute, deliver and perform this Agreement and the Closing Documents and to complete the transactions provided for herein.

801.2 Buyer will not acquire the Property with the assets of an employee benefit plan, as defined in Section Three (3) of the Employee Retirement Income Security Act of 1974, as amended, and will, upon the request of Seller, deliver to Seller at Closing a certificate stating that Buyer has complied with the foregoing covenant and containing an agreement by Buyer to indemnify Seller from any breach of such covenant. The foregoing covenants shall survive Closing.

ARTICLE 9. INSPECTIONS BY BUYER.

901. Buyer, at its sole cost and expense, shall have through and until 5:00 p.m. prevailing central time on January 10, 2007 (the "**Inspection Period**") to determine whether the results of the inspections conducted pursuant to Section 903 are acceptable to Buyer in Buyer's sole discretion and to determine that the economics of the Property and its purchase are satisfactory to Buyer in Buyer's sole discretion.

902. On or before the end of the Inspection Period, Buyer, in writing pursuant to the terms of this Agreement, shall either (a) indicate its waiver or satisfaction of the contingencies set forth in Section 901 as to the Property, in which case Seller and Buyer shall proceed toward Closing pursuant to the terms of this Agreement, or (b) notify Seller of Buyer's election to terminate this Agreement, in which case this Agreement shall terminate, and Buyer shall provide a copy of such written notice to Escrow Agent and Escrow Agent shall return all of the Earnest Money to Buyer, except as hereinafter provided in this Section 902. Notwithstanding anything to the contrary set forth in this Section 902, Seller and Buyer acknowledge and agree that Buyer's failure to timely and properly deliver any notice to Seller as provided in this Section 902 shall be deemed to be a waiver by Buyer of all such conditions precedent by Buyer, an acceptance of the Property by Buyer, and the acknowledgement by Buyer that the Earnest Money is at risk pursuant to the terms of this Agreement. Notwithstanding anything contained herein to the contrary, in the event that Buyer does not terminate this Agreement by written notice to Seller on or before December 27, 2006 (the "Early Termination Date"), then thereafter $200,000.00 of the Initial Earnest Money will be non-refundable to Buyer under all circumstances, except if (i) this Agreement is terminated as a result of a Seller default, (ii) Buyer terminates this Agreement on or before the end of the Inspection Period as a result of all or a portion of the Property being in violation of any environmental laws applicable to the Property, which violation is evidenced in a written report prepared by a licensed environmental consultant, a copy of which is delivered to Seller or (iii) prior to the Early Termination Date, Buyer requests in writing that Seller consent to a so-called "Phase II" testing on the Property (such request shall be made in writing and accompanied with an environmental report recommending a so-called "Phase II" testing), and Seller does not approve or consent to Buyer conducting such testing within two (2) business days of Buyer's request.

903. During the Inspection Period and from the end of the Inspection Period to Closing (assuming this contract has not been terminated), Buyer and Buyer's agents, employees and independent contractors and prospective lenders shall have the right and privilege, during normal business hours and with the giving of at least 48 hours prior notice to Seller, to enter upon the Property in order to survey and inspect the Property, and to conduct engineering and environmental tests (limited to a so called "Phase I" environmental inspection) or studies, and to examine and copy all Leases, Service Agreements, operating statements and other books and records relating to the ownership and operation of the Property, all at Buyer's sole cost and expense. Notwithstanding anything contained in this Agreement to the contrary, Buyer shall have no right to perform, and shall not perform, Phase II environmental tests or any other invasive testing without first obtaining Seller's prior written consent, which consent may be

withheld by Seller in its sole discretion. In no event may Buyer's inspections unreasonably disturb the tenants of the Property. The rights granted to Buyer pursuant to this Section 903 shall be exercised only after reasonable notice to Seller and after Buyer has provided to Seller a certificate of liability insurance, naming Seller as an additional insured, with at least $2,000,000.00 single limit coverage. Notwithstanding the foregoing sentence, Buyer shall not be obligated to provide Seller a copy of the certificate of liability insurance described above if Buyer, its agents and contractors limit their physical on site inspections to a mere walk through of the properties by Buyer or Buyer's agents and/or representatives on the Property without conducting any physical testing (including testing or inspections on the roofs of the Property). In all events, and notwithstanding to the contrary, Buyer hereby covenants and agrees to indemnify, defend and hold harmless Seller from and against any and all loss, liability, costs, claims, demands, damages, actions, causes of action, and suits arising out of or in any manner related to the exercise by Buyer of Buyer's rights under this Section 903. The indemnity set forth in this Section 903 shall survive the Closing or any other termination of this Agreement.

904. (a) Seller has delivered or made available to Buyer the following:

(1) the most recent available rent roll (in Seller's standard form) prepared by Seller's Property Manager;

(2) real property tax bills for the years 2004 and 2005 (if available);

(3) copies of the Service Agreements;

(4) A copy of Seller's policy of title insurance for the Property;

(5) statements of income and expense for 2004, 2005 and year to date 2006 for the Property in Seller's possession and/or control; and

(6) copies of all Leases, including any and all modifications, supplements or amendment thereto.

(b) To the extent in Seller's possession or control, Seller will make available the following documents at a mutually agreeable location for Buyer's review and copying: the utility bills for the twelve (12) months preceding the date of the Agreement, all termite reports, if any, all engineering reports, if any, contracts for repairs costing in excess of $50,000 made in the last two years, if any, the plans and specifications with respect to the improvements located on the Property, all soils reports and environmental audits or reports with respect to the Property, if any and tenant files. If for any reason Seller fails to timely deliver the items enumerated hereinabove, Seller shall not be deemed to have breached the Agreement, but Seller shall use good faith efforts to deliver the items enumerated hereinabove to the extent said items are in Seller's possession.

(c) Seller shall deliver to Buyer during the Inspection Period a schedule, to Seller's knowledge, of all delinquent rent due from tenants as of the date hereof and a schedule of any written claims made against Seller by tenants of the Property as of the date hereof.

ARTICLE 10. ITEMS TO BE DELIVERED BY SELLER AT CLOSING.

1001. At Closing, Seller shall deliver to Buyer:

1001.1. A closing statement, itemizing all credits between Seller and Buyer and all closing costs disbursed through the escrow account of the closing attorney in connection with the Closing, and setting forth any and all special stipulations with respect to the Closing as may be mutually acceptable to Seller and Buyer, including authorization of and direction to the closing attorney to disburse funds in accordance with said closing statement.

1001.2. For properties located in Texas, a duly executed Special Warranty Deed, in the form attached hereto as Schedule 1001.2(a), conveying all of Seller's right, title and interest in and to the Land and Improvements located in the State of Texas, containing a Special Warranty of title, subject only to the Permitted Title Exceptions. For properties located in Ohio, a duly executed Warranty Deed, with Seller's warranty of title limited to claims by, through or under Seller, in the form attached hereto as Schedule 1001.2(b), conveying all of Seller's right, title and interest in and to the Land and Improvements located in the State of Ohio, containing a Special Warranty of title, subject only to the Permitted Title Exceptions. For properties located in Louisiana, a duly executed Act of Cash Sale, in the form attached hereto as Schedule 1001.2(c), conveying all of Seller's right, title and interest in and to the Land and Improvements located in the State of Louisiana, containing a Special Warranty of title, subject only to the Permitted Title Exceptions.

1001.3. A duly executed Bill of Sale in the form attached hereto as Schedule 1001.3 assigning and transferring to Buyer all of the Equipment, without warranty.

1001.4. Two counterparts of a duly executed Assignment of Leases and Assumption Agreement in the form attached hereto as Schedule 1001.4 in which Seller assigns to Buyer all of Seller's right, title and interest in and to the Leases, and in which Buyer assumes all of Seller's obligations and duties accruing subsequent to Closing under the Leases, acknowledges receipt from Seller of the Deposits for which Buyer is receiving a credit, and agrees to hold and apply all said Deposits in accordance with the Leases and applicable Legal Requirements.

1001.5. Two counterparts of a duly executed Assignment of Contracts and Permits and Assumption Agreement in the form attached hereto as Schedule 1001.5, in which: (a) Seller shall assign to Buyer all of Seller's right, title and interest in and to (i) the Service Agreements and all other service contracts to be assigned by Seller and assumed by Buyer pursuant to this Agreement, and (ii) all Permits to the extent assignable; and (b) Buyer shall assume all of Seller's duties, obligations and liabilities accruing after Closing with respect to all property assigned in said Assignment.

1001.6. One duly executed letter addressed collectively to the Tenants stating that the Property, the Leases and the Deposits have been conveyed, transferred and assigned to Buyer and that all rents, utility charges and other payments that Tenants are obligated to pay to the landlord after closing shall be paid to Buyer or Buyer's designee.

1001.7. A duly executed Non-Foreign Affidavit certifying that Seller is not a "foreign person" as defined in Section 1445 of the Internal Revenue Code of 1986, as amended (the "**Code**").

1001.8. A duly executed Affidavit of Debts, Liens and Possession or its equivalent (as is customary in the state wherein the various parcels comprising the Property are located) with respect to the Property in form and substance reasonably satisfactory to the Title Company for the Title Company to remove the standard exception in the title policies in respect to inchoate liens or other standard exceptions customarily removed by the Title Company based on such affidavit by Seller.

1001.9. A termination of the existing management and leasing agreement(s) (the "**Management Agreement**") for the Property effective as of the Closing Date duly executed by Seller and the Property Manager.

1001.10. A certificate issued by the Secretary of State of Georgia certifying as the case may be that Seller is a duly formed limited partnership or limited liability company, in good standing in the State of Georgia and a certificate from the State where the properties are located certifying that the Seller owning property in such State is qualified to do business in that State, together with such other evidence as the Title Company may reasonably require to evidence Seller's authority to transfer the Property.

1001.11. Physical possession of the Property, subject to the Permitted Title Exceptions, including without limitation the rights of tenants permitted pursuant to the terms of this Agreement.

1001.12. To the extent that same are in Seller's possession or control, the original Leases, tenant files (or copies thereof) copies or originals of all books and records of accounts, contracts, leasing correspondence, security deposits, bills and other papers or documents which pertain to the Property, keys and other items, if any, used in the operation of the Property and all available architectural plans, specifications and the working drawings for the Improvements.

1001.13. An updated rent roll for the Property in the same form as Schedule 404 certified to be true by Seller to Seller's knowledge as of such updated date.

1001.14. In respect only to any tenants of the Property who shall not have delivered an "Estoppel" pursuant to Section 1003(c), then Seller shall deliver a Seller's estoppel for such tenants only that shall, to Seller's knowledge, certify and identify the following: (1) the

tenant lease by date and any amendments, (2) the amount of and date to which Tenant has paid rent and (3) whether the Tenant has asserted any claims against the Landlord in respect to the lease.

1001.15. A quitclaim assignment, without representation, warranty or recourse, of any right, title or interest Seller has to any governmental awards that may be payable in respect to the properties included in the Property located in Louisiana pertaining to Hurricane Katrina.

1002. Seller and Buyer may each, at their option, close this transaction as part of a like-kind exchange of properties under Section 1031 of the Internal Revenue Code of 1986, as amended, and applicable rules and regulations. Each party shall cooperate with the other party and shall do all things reasonably required and requested by the exchanging party (provided that such actions do not increase the other party's obligations or liabilities under this Agreement, do not delay the Closing in any way and that neither party shall not be obligated to take title to any property or to bear any expense in connection with such exchange) to effect and facilitate such an exchange. Each party shall and does hereby indemnify, defend and hold the other party harmless for and from all liabilities arising as a result of an exchange that would not have arisen had this transaction not closed as part of a like-kind exchange.

1003. The obligation of the Buyer to complete the purchase of the Property from the Seller in accordance with this Agreement is subject to satisfaction of each of the following conditions (the **"Conditions Precedent"**), any of which may be waived in whole or in part by the Buyer on or prior to the Closing Date:

(a) Each of the representations and warranties of the Seller contained in this Agreement shall be true and correct in all material respects.

(b) The Seller shall have performed and complied in all material respects with all of the terms, conditions and covenants required by this Agreement to be performed and complied with prior to or on the Closing Date.

(c) Seller agrees that it shall submit to the tenants of the Property for execution the form of estoppel certificate attached hereto as Schedule 1003(A) and incorporated herein by this reference (the "**Estoppel**"), with the blanks in such form completed for each respective Estoppel materially consistent with the Rent Roll (or if materially different, Seller shall notify Buyer in writing of any changes prior to the expiration of the Inspection Period) and, as to certain tenants as hereinafter identified only, a subordination and nondisturbance agreement in the form attached hereto as Schedule 1003(B) and incorporated herein (the "SNDA") and that Seller will undertake commercially reasonable efforts to obtain from the tenants of the Property an executed and completed Estoppel and to the extent required the SNDAs. Buyer's obligation to close the transaction contemplated by this Agreement is conditioned upon completed and signed (a) Estoppels substantially in the form of the estoppel certificate attached as Schedule 1003(C), being provided to Buyer on or before the Closing Date from tenants whose leases collectively comprise no less than eighty percent (80%) of the aggregate base rental payable on the Rent Roll

in the form completed by Seller as required in this Section with no material changes having been made by the tenant on such Estoppels (and including an Estoppel from the tenant under the Batelle Lease confirming the principal balance of the Columbus TI Obligation and that such tenant is not in default in respect to the Columbus TI Obligation) and (b) SNDAs from only those certain tenants of the Property, if any, whose leases are recorded or whose leases require the execution of a subordination and nondisturbance agreement in order to be subordinate to a mortgage from Buyer. Seller shall use commercially reasonable efforts to obtain said Estoppels, and notwithstanding anything to the contrary contained herein shall failure to obtain said Estoppels be a default of Seller under this Agreement.

If, on the Closing Date, all of the Conditions Precedent to the Buyer's obligations which are set forth in this Agreement have not been satisfied, Buyer's sole and exclusive option shall be to elect to either (1) waive such of those conditions as are unsatisfied; (2) terminate this Agreement and receive a refund of the Earnest Money, whereupon this Agreement shall, without any further action by the Seller or Buyer, become null and void, and all of the parties shall be released from any and all further obligation or liability hereunder or (3), if the condition in Section 1003.(c) is not satisfied, Seller may extend the Closing Date for up to thirty (30) days to attempt to obtain minimum the requisite Estoppels and/or SNDAs or (4) if the condition as to Estoppel for the Batelle Lease in respect to the Columbus TI Loan is not satisfied, then Seller may at its option represent and warrant the amount of the outstanding balance of such Loan as part of the certification from Seller to be delivered in Section 101.14 to satisfy such condition. The foregoing shall not affect Buyer's remedies under Section 1402 in the case that any of the Conditions Precedent are not satisfied by reason of Seller's default.

ARTICLE 11. ITEMS TO BE DELIVERED BY BUYER AT CLOSING.

1101. At Closing, Buyer shall deliver to Seller with respect to the Property:

1101.1. A duly executed closing statement as described in Section 1001.1 of this Agreement.

1101.2. The two counterparts of the Assignment of Leases and Assumption Agreement described in Section 1001.4 of this Agreement.

1101.3. The two counterparts of the Assignment of Contracts and Other Intangible Property and Assumption Agreement described in Section 1001.5 of this Agreement.

1101.4. The funds required to be paid pursuant to Section 301.4 of this Agreement.

1101.5. The following authority documents: (a) a certificate of existence from the Secretary of State of the state in which Buyer was organized certifying that Buyer is a validly existing corporation; (b) a certificate issued by the Secretary of State of the state in which the

Land is located demonstrating that Buyer is duly qualified to do business in said state; and (c) duly adopted resolutions authorizing the execution, delivery and performance of this Agreement and the Closing Documents and identifying the individuals who are authorized to act on behalf of Buyer.

ARTICLE 12. CONDEMNATION, DAMAGE OR DESTRUCTION.

1201. If, prior to Closing, there shall occur any Condemnation of the Property that is likely to have a material adverse effect on the presently existing use of the Property ("**Material Condemnation**"), promptly after receiving notice thereof, Seller shall give written notice thereof to Buyer, and then, in such event, Buyer shall have the option: (a) to terminate this Agreement by giving written notice of termination to Seller and Escrow Agent within ten (10) Business Days after Buyer shall have learned of said Condemnation, in which event Escrow Agent shall promptly return the Earnest Money to Buyer and the parties shall have no further rights or obligations under this Agreement except as provided in Section 1602; or (b) to close the transaction contemplated hereby regardless of such Condemnation, without any reduction in the Purchase Price or any other abatement of Buyer's obligations to purchase the Property, in which event Buyer shall receive at Closing an assignment of all Seller's right, title and interest in and to the Condemnation proceeds. If Buyer shall fail or refuse to give said written notice within said ten (10) Business Days, Buyer shall irrevocably be deemed to have elected to proceed with Closing. If, prior to Closing, there shall occur any Condemnation of the Property that is not a Material Condemnation, Buyer shall not have the right to terminate this Agreement, there shall be no reduction in the Purchase Price or any other abatement of Buyer's obligations to purchase the Property, but Buyer shall receive at Closing an assignment of all Seller's right, title and interest in and to any Condemnation proceeds.

1202. If, prior to Closing, there shall occur any casualty damage to or destruction of any of the Improvements or Equipment with respect to the Property that constitutes Major Damage (hereinafter defined), Buyer shall have the right, in its sole discretion, either (a) to proceed with the Closing, or (b) to terminate this Agreement. If Buyer shall elect to proceed with Closing, Seller shall, at Closing, transfer and assign to Buyer all the rights to receive the insurance proceeds resulting from such damage, and there shall be no reduction in the Purchase Price or any other abatement of Buyer's obligations to purchase the Property; provided, however, Buyer shall be entitled to a credit at Closing for the amount of any insurance deductible. If Buyer shall elect to terminate this Agreement, Buyer shall give written notice of such termination to Seller within ten (10) Business Days following receipt by Buyer of written notice from Seller of said damage or destruction, in which event Escrow Agent shall promptly return the Earnest Money to Buyer and the parties shall have no further rights or obligations under this Agreement except as provided in Section 1602. If Buyer shall fail or refuse to give said written notice within said ten (10) Business Days, Buyer shall irrevocably be deemed to have elected to proceed with Closing. If, prior to Closing, there shall occur any Minor Damage (hereinafter defined) to any of the Improvements or Equipment with respect to the Property that is fully insured (except for a customary deductible amount), Buyer shall not have the right to terminate this Agreement, but shall receive at Closing an assignment of Seller's right to the insurance proceeds and a credit for

any deductible amount for said insurance. Seller shall take such actions, at its own expense, as may be reasonably necessary, to facilitate prompt payment of the proceeds of such insurance by the insurer to Buyer. Promptly after learning of any damage to or destruction of the Improvements or Equipment, Seller shall give written notice thereof to Buyer.

1203. Notwithstanding the foregoing, if, prior to Closing, there shall occur any damage to or destruction of the Improvements or Equipment with respect to the Property and this Agreement shall not have been terminated, as provided above, and, as a result of such damage or destruction, insurance proceeds shall have been paid or shall be payable with respect to the value of lost rents, then, in such event, said lost rents insurance proceeds shall be prorated as and when collected, as of 12:01 a.m. on the Closing Date, and Seller shall transfer and assign to Buyer at Closing the right to receive the portion of such insurance proceeds, if any, to which Buyer shall be entitled pursuant to the prorations required by this Agreement. The provisions of this Section 1204 shall survive the Closing.

1204. After the end of the Inspection Period and prior to Closing, if this Agreement has not been terminated, Buyer shall be entitled to participate with Seller in all negotiations to settle the adjustment of any damage or destruction to the Improvements or Equipment with respect to the Property.

ARTICLE 13. BROKERAGE COMMISSIONS.

1301. Seller hereby represents to Buyer that, except for Cushman & Wakefield, Tampa, Florida ("**Seller's Broker**"), it has engaged no other brokers in connection with this transaction. At Closing and only in the event of Closing, Seller shall pay to Seller's Broker a commission pursuant to a separate agreement between Seller and Seller's Broker. Seller does hereby indemnify and hold harmless and defend Buyer from and against any and all causes, claims, damages, losses, liabilities, fees, commissions, settlement, judgments, damages, expenses and fees (including reasonable attorneys' fees and court costs) in connection with any claim for commissions, fees or other charges relating in any way to this transaction, or the consummation thereof, which may be made by any person, firm or entity, as the result of the Seller's acts or omissions. Buyer hereby represents to Seller that except for Seller's Broker, it has engaged no brokers in connection with this transaction. Buyer does hereby indemnify and hold harmless and defend Seller from and against any and all causes, claims, damages, losses, liabilities, fees, commissions, settlement, judgments, damages, expenses and fees (including reasonable attorneys' fees and court costs) in connection with any claim for commissions, fees or other charges relating in any way to this transaction, or the consummation thereof, which may be made by any person, firm or entity, as the result of the Buyer's acts or omissions. The indemnities set forth in this paragraph shall survive the termination or Closing of this Agreement.

ARTICLE 14. REMEDIES ON DEFAULT.

1401. If any of Buyer's representations or warranties in Article 8 are untrue or Buyer shall fail to close the transaction and pay the Purchase Price strictly as required herein by the

Closing Date, then, in such event, as Seller's sole and exclusive remedy, Seller shall have the option to terminate this Agreement by giving written notice of termination to Buyer and Escrow Agent, whereupon Escrow Agent shall deliver to Seller all Earnest Money held by Escrow Agent as liquidated damages. Seller and Buyer hereby agree that if Buyer should default under this Agreement, the amount of damages incurred by Seller would be difficult, if not impossible, to determine, and the amount specified in this Section as liquidated damages represents a good faith reasonable estimate by the parties of the amount of damages that Seller would incur in such event, and said liquidated damages do not constitute a penalty.

1402. If (a) Buyer shall not be in default in any material respect in its performance of this Agreement, and (b) Seller shall be in default in any material respect in its performance of this Agreement, which default shall not be cured within ten (10) days after delivery of written notice to Seller (provided that, no notice or cure period shall apply with respect to a failure by Seller to perform its obligations on the Closing Date), then, in such event, Buyer shall have the right to exercise any one of the following remedies, as its sole and exclusive remedy: (x) to terminate this Agreement by giving written notice of termination to Seller and Escrow Agent, whereupon Escrow Agent shall promptly refund to Buyer all the Earnest Money; or (y) Buyer shall have the right to seek specific performance of this Agreement so long as such suit for specific performance is filed within sixty (60) days from the Closing Date. Except for a breach by Seller of any of the provisions of this Agreement which survive Closing, and then subject to the limitations contained in Section 1619 of this Agreement, Buyer shall have no right to sue for damages nor shall Seller be obligated to pay damages to Buyer and Buyer hereby absolutely and unconditionally waives any and all rights to sue for or recover damages against Seller as a result of any default by Seller under this Agreement.

1403. The representations and warranties set forth in Articles 7, 8 and the certifications delivered under Sections 1001.14 and 1001.15 shall survive the Closing for a period of six (6) months following the Closing Date.

ARTICLE 15. ESCROW AGENT.

1501. In performing its duties hereunder, Escrow Agent shall not incur any liability to anyone for any damages, losses or expenses, except for its gross negligence or willful misconduct, and it shall accordingly not incur any such liability with respect to (a) any action taken or omitted in good faith, or (b) any action taken or omitted in reliance upon any instrument, including any written notice or instruction provided for in this Agreement, not only as to its due execution and the validity and effectiveness of its provision, but also as to the truth and accuracy of any information contained therein, that Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by a proper person, and to conform to the provisions of this Agreement. Seller and Buyer hereby agree to indemnify and hold harmless Escrow Agent against any and all losses, claims, damages, liabilities and expenses, including reasonable costs of investigation and legal fees and disbursements, that may be imposed upon Escrow Agent or incurred by Escrow Agent in connection with its acceptance or performance of its duties hereunder, including any litigation arising out of this Agreement or involving the subject matter

hereof unless arising from Escrow Agent's willful misconduct or gross negligence. If any dispute shall arise between Seller and Buyer sufficient in the discretion of Escrow Agent to justify its doing so, Escrow Agent shall be entitled to tender into the registry or custody of the clerk of the state court of general jurisdiction located in the City of Dallas, Texas or the clerk for the United States District Court, having jurisdiction over the City of Dallas, Texas, any or all money, property or documents in its hands relating to this Agreement, together with such pleadings as it shall deem appropriate, and thereupon be discharged from all further duties and liabilities under this Agreement. Seller and Buyer shall bear all costs and expenses of any such legal proceedings. The escrow shall terminate on the earlier to occur of (i) the Closing Date, or (ii) the date of termination of this Agreement as herein provided. If Seller and Buyer shall deliver Escrow Agent conflicting directions for the delivery of any funds held by Escrow Agent pursuant to the terms herein, Escrow Agent shall hold said funds until such time as (i) Escrow Agent receives consistent direction from both Buyer and Seller as to the delivery of said funds or (ii) Escrow Agent tenders said funds into a registry or custody of the clerk of the state court of general jurisdiction located in the City of Dallas, Texas or the clerk for the United States District Court, having jurisdiction over the City of Dallas, Texas, pursuant to the terms herein or (iii) Escrow Agent obtains a court order allowing the disbursement.

ARTICLE 16. OTHER TERMS AND CONDITIONS.

1601. Time is of the essence of each and every provision in this Agreement. If any provision of this Agreement requires that action be taken on or before a particular date that falls on a day that is not a Business Day, the time for the taking of such action shall automatically be postponed until the next following Business Day.

1602. The liability for the indemnities of Buyer made in Section 903 and the indemnities of Seller and Buyer made in Sections 1301 and 1501 shall survive the execution and delivery of this Agreement, the termination of this Agreement prior to Closing (if applicable), the Closing, and the delivery of the Closing Documents, except as otherwise specifically agreed in writing by Seller and Buyer or as may be satisfied by the delivery of the Closing Documents. All other representations, warranties, covenants, indemnities, agreements and obligations under this Agreement shall not survive the Closing, except as otherwise specifically provided herein or as agreed to in writing by Seller and Buyer, and all of such representations, warranties, covenants, indemnities, agreements or obligations shall merge with the transfer of title, except as aforesaid.

1603. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective representatives, heirs, successors and assigns. Neither this Agreement nor any interest hereunder shall be assigned or transferred by Buyer without that prior written consent of Seller, except that Seller's consent shall not be required if such assignment is to an entity or entities owned or controlled by Buyer or The Lightstone Group. Any such assignment shall not release Buyer of all obligations and liabilities under the terms of this Agreement prior to Closing, provided, after the Closing Buyer shall be deemed released and relieved of all such obligations and liabilities that shall be assumed in writing by a permitted assignee in respect to the property or properties acquired by such assignee. It is Buyer's intent that at the Closing, each

of the parcels comprising the Property shall be acquired by a separate entity owned or controlled by Buyer or The Lightstone Group. Seller's consent is not required for any such assignment by Buyer at the Closing to such entity owned or controlled by Buyer or The Lightstone Group and Seller will give a separate deed and related documents for each parcel to such entity designated by Buyer.

1604. All notices shall be in writing and shall be deemed to have been properly given on the earlier of (i) when delivered in person, (ii) the following day after being deposited with Federal Express, Express Mail or other overnight delivery service for next day delivery, addressed to the appropriate party at the address set out below, or (iii) when transmitted by facsimile to the facsimile number for each party set forth below. E-mail addresses shall not constitute a valid form of delivery of Notice pursuant to this Agreement. The addresses to which Notices shall be sent are:

If to Seller:	c/o Sealy & Company, Inc. 8401 N. Central Expressway, Suite 150 Dallas, Texas 75225 Attn: Scott P. Sealy and Jason Gandy Phone: 214-692-9600 Fax: 214-692-9630
With a copy to:	Morris, Manning & Martin Attn: Frank B. Bazzel 3343 Peachtree Road, N.E. 1600 Atlanta Financial Center Atlanta, Georgia 30326 Phone: 404-504-7716 Fax: 404-365-9532 e-mail: fbb@mmmlaw.com
If to Buyer:	c/o Lightstone Value Plus Real Estate Investment Trust Inc. 326 Third Street, Lakewood, New Jersey 08701 Attn: Michael Schurer Phone: 732-987-8686 Fax: 732-363-7183
With a copy to:	Josh Kornberg The Lightstone Group 460 Park Avenue, 13th Floor, New York, New York 10022 Phone: 212-583-3117 Fax: 212-755-4645

With a copy to:	Sukenik, Segal & Graff, P.C. 404 Fifth Avenue New York, New York 10018 Attn: David Segal Phone: 212-725-9300 Fax: 212-481-5520
Escrow Agent:	Chicago Title Insurance Company 2001 Bryan Street Suite 1700 Dallas, Texas 75201 Attn: John Cominos Phone: 214-965-1674 Fax: 214-965-1631

Each party shall have the right to change the address to which Notice to it is to be sent by giving written notice of said change to the other parties as provided in this Section. If any notice shall be given in accordance with this Section and the addressee shall fail or refuse to accept delivery of said Notice, or the address specified in, or pursuant to, this Section shall not be the correct address, then, in such event, said Notice shall conclusively be deemed to have been received by the addressee on the earlier to occur of: (a) the time specified above in this Section; or (b) the date when an attempt is made to deliver said Notice to the address specified in, or pursuant to, this Section.

1605. This Agreement constitutes the sole and entire agreement between the parties hereto, and no modification, alteration, or amendment of this Agreement shall be binding unless signed by the party against whom such modification, alteration, or amendment is sought to be enforced. No representation, warranty, covenant, inducement or obligation not included in this Agreement shall be binding upon either party hereto.

1606. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio. If all or any portion of any provision of this Agreement shall be declared invalid or unenforceable under applicable law, then the performance of such portion shall be excused to the extent of such invalidity or unenforceability, but the remainder of this Agreement shall remain in full force and effect; provided, however, that if the excused performance of such unenforceable provision shall materially adversely affect the interest of either party, the party so affected shall have the right to terminate this Agreement by written notice thereof to the other party.

1607. Unless the context shall clearly indicate otherwise, each reference in this Agreement to any article, section, or exhibit shall be interpreted to refer to an article, section, or exhibit in or to this Agreement. Each exhibit referred to in this Agreement is hereby incorporated herein by reference and made a part of this Agreement in the same manner as if it

were restated verbatim herein. The titles and captions of the articles and sections of this Agreement are included for ease of reference only, are not intended to represent the full scope of the matters included or excluded from such provisions, and shall not be used to interpret this Agreement or to construe the intent of the parties.

1608. This Agreement may be executed in multiple counterparts, each of which shall be an original and all of which together shall constitute one and the same Agreement. It shall not be necessary that each party execute each counterpart, or that any one counterpart be executed by more than one party, so long as each party executes and delivers at least one counterpart.

1609. The parties acknowledge that each party and its counsel have participated in the negotiation and preparation of this Agreement. This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing the Agreement to be drafted.

1610. All words and phrases used in this Agreement, including all defined words and phrases, regardless of the number or gender in which used, shall be deemed to include any other number or gender as may be reasonably required by the context. If either party is designated in this Agreement to be more than one Person, then, in such event, each Person so designated shall be jointly and severally liable for all duties, obligations and liabilities of said party.

1611. Each party shall have the right, in its sole discretion, for any reason or for no reason, to waive any condition precedent or contingency contained in this Agreement for the benefit of said party, provided that such waiver shall be in writing, and if any such waiver occurs, this Agreement shall be interpreted and construed as if such condition precedent or contingency had never been a part of this Agreement, except to the extent that said condition precedent or contingency is stated in this Agreement to be also for the benefit of the other party.

1612. If any dispute shall arise between Seller and Buyer with respect to this Agreement, the prevailing party shall be reimbursed by the other for any and all reasonable costs incurred as a result of said dispute, including attorneys' fees and expenses at both the trial and appellate levels.

1613. If Buyer shall fail or refuse to buy the Property pursuant to this Agreement, then, in such event, Buyer shall promptly return to Seller any and all items furnished by Seller to Buyer with respect to the Property and all studies, reports, and other results of tests and investigations prepared by or at the request of Buyer with respect to the Property, including soil tests, hydrology tests, marketing surveys, site plans, zoning applications, environmental studies, surveys, topographic drawings, engineering drawings, architectural drawings, plans, specifications and other similar items.

1614.1 Neither this Agreement, nor any short form, memorandum or notice thereof shall be recorded in any public land records. The recording of this Agreement, or any short form, memorandum or notice thereof in any public records by or at the instance of Buyer shall, at Seller's election, constitute an event of default under this Agreement by Buyer, which shall

immediately give Seller the right, at its election, to terminate this Agreement and to receive the Earnest Money as provided in Section 1401 above. Buyer hereby appoints Seller as Buyer's attorney-in-fact to execute, deliver and record in the public deed records a written termination of this Agreement in the event that Seller shall terminate this Agreement pursuant to this Section. The recording of such termination by Seller, as attorney-in-fact for Buyer, pursuant to this Section shall constitute sufficient, adequate and proper notice to all Persons that this Agreement is void and of no further force or effect, except for those indemnities that are specified in this Agreement to survive termination of this Agreement prior to Closing. If this Agreement shall be terminated prior to purchase of the Property, at Seller's request, Buyer shall execute and deliver, in recordable form, an agreement with Seller acknowledging that this Agreement has been terminated and is no longer enforceable by either party, except for those indemnities that are specified to survive the termination of this Agreement prior to Closing, provided that Buyer shall have received a refund of the Earnest Money, if Buyer is entitled to receive said refund under the provisions of this Agreement. Notwithstanding the foregoing, if Buyer shall fail or refuse to buy the Property in accordance with the provisions of this Agreement and, as a result thereof, Seller shall properly terminate this Agreement, as provided in Section 1401, then, in such event, Seller shall be entitled to receive such an agreement without any refund of the Earnest Money to Buyer.

1614.2 Cooperation with S-X 3-14 Audit. The Seller acknowledges that Buyer is a publicly registered company ("Registered Company"). The Seller acknowledges that it has been advised that if the Buyer is a Registered Company, the Buyer is required to make certain filings with the Securities and Exchange Commission (the "SEC Filings") that relate to the most recent pre-acquisition fiscal year (the "Audited Year") and the current year through the most quarter ended (the "Stub Period") for each of the properties being acquired. To assist the Buyer in preparing the SEC Filings, the Seller agrees upon request by Buyer to provide the Buyer with the following:

1. Access to bank statements for the Audited Year, Stub Period and as applicable, the Cut-Off Periods;
2. Rent Roll as of the end of the Audited Year and Stub Period;
3. Operating Statements for the Audited Year and Stub Period;
4. Access to the general ledger for the Audited Year and Stub Period;
5. Cash receipts schedule for each month in the Audited Year and Stub Period;
6. Access to invoices for expenses and capital improvements in the Audited Year and Stub Period;
7. Copies of all insurance documentation for the Audited Year and Stub Period; and

8. Copies of accounts receivable aging as of the end of the Audited Year and Stub Period and an explanation for all accounts over 30 days past due as for the end of each respective period.

If Seller's operating results are reported on a basis other than Generally Accepted Accounting Principals ("GAAP") accepted in the United States of America, Seller also agrees to provide each of the previously stated documents for the first three months of the Audited Year and the first three months of the Stub Period.

Buyer, upon Seller's request, shall pay to Buyer (a) all of Buyer's direct out-of-pocket costs and expenses for copies, fed ex charges and similar expenses incurred in connection with Seller's requirements in this Section, (b) an overhead charge of $25.00 per hour for Buyer or Buyer's agents and personnel time fulfilling Buyer's obligations hereunder and (c) any actual charges of any of Buyer's outside accountants incurred by Buyer in fulfilling Buyer's obligations hereunder.

The provisions of this document shall survive the Closing.

1615. AS IS.

1615.1. AS-IS CONDITION. ACKNOWLEDGING THE PRIOR USE OF THE PROPERTY AND BUYER'S OPPORTUNITY TO INSPECT THE PROPERTY, BUYER AGREES TO TAKE THE PROPERTY "AS IS", "WHERE IS", WITH ALL FAULTS AND CONDITIONS THEREON. ANY INFORMATION, REPORTS, STATEMENTS, DOCUMENTS OR RECORDS ("DISCLOSURES") PROVIDED OR MADE TO BUYER OR ITS CONSTITUENTS BY SELLER, ITS AGENTS OR EMPLOYEES CONCERNING THE CONDITION (INCLUDING, BUT NOT LIMITED TO, THE ENVIRONMENTAL CONDITION) OF THE PROPERTY SHALL NOT BE REPRESENTATIONS OR WARRANTIES, UNLESS SPECIFICALLY SET FORTH IN THIS AGREEMENT, OR IN ANY DOCUMENTS DELIVERED AT CLOSING. EXCEPT AS MAY OTHERWISE BE SPECIFICALLY SET FORTH IN THIS AGREEMENT, BUYER SHALL NOT RELY ON SUCH DISCLOSURES, BUT RATHER, BUYER SHALL RELY ONLY ON ITS OWN INSPECTION OF THE PROPERTY. BUYER ACKNOWLEDGES THAT THE PURCHASE PRICE REFLECTS AND TAKES INTO ACCOUNT THAT THE PROPERTY IS BEING SOLD "AS IS".

1615.2. NO ADDITIONAL REPRESENTATIONS. BUYER ACKNOWLEDGES AND AGREES THAT EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT OR IN ANY DOCUMENTS DELIVERED AT CLOSING, SELLER HAS NOT MADE, DOES NOT MAKE, AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (A) THE NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND

GEOLOGY, (B) THE INCOME TO BE DERIVED FROM THE PROPERTY, (C) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH BUYER MAY CONDUCT THEREON, (D) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY, (E) THE HABITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY, OR (F) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY, AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS REGARDING TERMITES OR WASTES, AS DEFINED BY THE U.S. ENVIRONMENTAL PROTECTION AGENCY REGULATIONS AT 40 C.F.R., OR ANY HAZARDOUS SUBSTANCE, AS DEFINED BY THE COMPREHENSIVE ENVIRONMENTAL RESPONSE COMPENSATION AND LIABILITY ACT OF 1980 ("CERCLA"), AS AMENDED, AND REGULATIONS PROMULGATED THEREUNDER. BUYER, ITS SUCCESSORS AND ASSIGNS, HEREBY WAIVE, RELEASE AND AGREE NOT TO MAKE ANY CLAIM OR BRING ANY COST RECOVERY ACTION OR CLAIM FOR CONTRIBUTION OR OTHER ACTION OR CLAIM AGAINST SELLER OR ITS AFFILIATES, MEMBERS, PARTNERS, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS, OR ASSIGNS (COLLECTIVELY, "SELLER AND ITS AFFILIATES") BASED ON (A) ANY FEDERAL, STATE, OR LOCAL ENVIRONMENTAL OR HEALTH AND SAFETY LAW OR REGULATION, INCLUDING CERCLA OR ANY STATE EQUIVALENT, OR ANY SIMILAR LAW NOW EXISTING OR HEREAFTER ENACTED, (B) ANY DISCHARGE, DISPOSAL, RELEASE, OR ESCAPE OF ANY CHEMICAL, OR ANY MATERIAL WHATSOEVER, ON, AT, TO, OR FROM THE PROPERTY; OR (C) ANY ENVIRONMENTAL CONDITIONS WHATSOEVER ON, UNDER, OR IN THE VICINITY OF THE PROPERTY.

1615.3. BUYER'S DUE DILIGENCE. BUYER REPRESENTS TO SELLER THAT BUYER HAS CONDUCTED, OR WILL CONDUCT PRIOR TO CLOSING, SUCH INVESTIGATIONS OF THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AS BUYER DEEMS NECESSARY OR DESIRABLE TO SATISFY ITSELF AS TO THE CONDITION OF THE PROPERTY AND THE EXISTENCE OR NONEXISTENCE OR CURATIVE ACTION TO BE TAKEN WITH RESPECT TO ANY HAZARDOUS OR TOXIC SUBSTANCES ON OR DISCHARGED FROM THE PROPERTY, AND WILL RELY SOLELY UPON SAME AND NOT UPON ANY INFORMATION PROVIDED BY OR ON BEHALF OF SELLER OR ITS AGENTS OR EMPLOYEES WITH RESPECT THERETO. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, UPON CLOSING, BUYER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING BUT NOT LIMITED TO, CONSTRUCTION DEFECTS AND ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY BUYER'S INVESTIGATIONS, AND BUYER, UPON CLOSING, SHALL BE DEEMED TO HAVE WAIVED, RELINQUISHED AND RELEASED SELLER (AND SELLER'S OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS) FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT), LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING

REASONABLE ATTORNEYS' FEES) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, WHICH BUYER MIGHT HAVE ASSERTED OR ALLEGED AGAINST SELLER (AND SELLER'S OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS) AT ANY TIME BY REASON OF OR ARISING OUT OF ANY LATENT OR PATENT CONSTRUCTION DEFECTS OR PHYSICAL CONDITIONS, VIOLATIONS OF ANY APPLICABLE LAWS AND ANY AND ALL OTHER ACTS, OMISSIONS, EVENTS, CIRCUMSTANCES OR MATTERS REGARDING THE PROPERTY.

1615.4 Buyer acknowledges and agrees, on its own behalf and on behalf of its assigns and successors, that the Texas Deceptive Trade Practices - Consumer Protection Act, Subchapter E of Chapter 17 of the Texas Business and Commerce Code (the "**DTPA**"), is not applicable to this transaction. Accordingly, Buyer's rights and remedies with respect to this transaction, and with respect to all acts or practices of the other, past, present or future, in connection with this transaction, shall be governed by legal principles other than the DTPA. In furtherance thereof, Buyer agrees as follows:

(1) Buyer represents that it is a business consumer and that it seeks to acquire by purchase or lease the goods or services that are the subject of this Agreement for commercial or business use. Buyer further represents that it has knowledge and experience in financial and business matters that enable it to evaluate the merits and risks of the business transaction that is the subject of this Agreement. Buyer also represents that it is not in a significantly disparate bargaining position in relation to Seller.

(2) WAIVER OF CONSUMER RIGHTS:

"I waive my rights under the Deceptive Trade Practices-Consumer Protection Act, Section 17.41 et seq., Business & Commerce Code, a law that gives consumers special rights and protections. After consultation with an attorney of my own selection, I voluntarily consent to this waiver."

D. Seller has informed Buyer that the compensation to be paid to Seller for the Property has been decreased to take into account that the Property is being sold subject to the provisions of this Section 1615.

THE PROVISIONS OF THIS SECTION 1615 SHALL SURVIVE THE CLOSING OR ANY TERMINATION OF THIS AGREEMENT AND SHALL NOT BE MERGED THEREIN.

1616. Buyer agrees to maintain in strictest confidence the information and data furnished or made available by Seller to Buyer and its officers, employees and representatives in connection with Buyer's investigation of the Property and the transactions contemplated by this Agreement; provided, however, that Buyer may disclose such information and data to prospective lenders, Buyer's consultants and Buyer's other advisors in connection with the sale

and purchase contemplated by this Agreement. The foregoing obligation of confidence shall terminate on the earlier to occur of (a) the Closing, or (b) such time when the information and data in question shall become generally available to the business community other than through the breach by Buyer or its officers, employees, or representative of the obligation of confidence owed to Seller hereunder. Buyer agrees that if this Agreement shall be terminated for any reason whatsoever, Buyer shall promptly return to Seller all information and data furnished or made available by Seller to Buyer and its officers, employees, and representatives in connection with Buyer's investigation of the Property and the transactions contemplated by this Agreement, and Buyer agrees not to retain any copies of any such information or data in such event.

1617. The forms of the Closing Documents to the extent not attached to this Agreement shall be those customarily used for commercial transactions of this type and size in the State in which the Property is located. Seller and Buyer agree to cooperate in good faith and use reasonable efforts to agree upon the forms of said Closing Documents, commencing promptly after the end of the Inspection Period and continuing diligently and continuously so that the forms of said Closing Documents can be agreed as soon as possible prior to the Closing Date. Said forms shall be subject to the approvals of legal counsels to Seller and Buyer, respectively, which approvals shall not be unreasonably withheld, delayed or conditioned.

1618. The following rules of construction shall be applicable for all purposes of this Agreement and all documents or instruments supplemental hereto, unless the context shall otherwise clearly require:

1618.1. The terms "include", "including" and similar terms shall be construed as if followed by the phrase "without being limited to".

1618.2. The terms "Land," "Improvements," "Equipment," "Service Agreements," and "Property" shall be construed as if followed by the phrase "or any part thereof".

1618.3. The term "provisions", when used with respect hereto or to any other document or instrument, shall be construed as if preceded by the phrase "terms, covenants, agreements, requirements, conditions and/or".

1618.4. Whenever this Agreement grants the right of either party to terminate this Agreement prior to Closing, if said party exercises said right, then, in such event, neither party shall have any further duties, obligations, or liabilities under this Agreement except for the indemnities that are specified to survive the termination of this Agreement prior to closing.

1619. LIMITATION OF LIABILITY.

1619.1. Limitation of Liability. Notwithstanding anything to the contrary contained herein, if the Closing shall have occurred (and Buyer shall not have waived, relinquished or released any applicable rights in further limitation), the aggregate liability of Seller arising pursuant to or in connection with the representations, warranties, indemnifications, covenants or other obligations (whether express or implied) of Seller under this Agreement which are expressly stated to survive Closing (or any document executed or delivered in connection herewith) shall not exceed $2,000,000.

1619.2. No Personal Liability of Seller's Directors and Employees. No constituent partner in or agent of Seller, nor any advisor, trustee, director, officer, employee, beneficiary, shareholder, participant, representative or agent of any corporation or trust that is or becomes a constituent partner in Seller shall have any personal liability, directly or indirectly, under or in connection with this Agreement or any agreement made or entered into under or pursuant to the provisions of this Agreement, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter, and Buyer and its successors and assigns and, without limitation, all other persons and entities, shall look solely to Seller's assets for the payment of any claim or for any performance, and Buyer, on behalf of itself and its successors and assigns, hereby waives any and all such personal liability. Notwithstanding anything to the contrary contained in this Agreement, neither the negative capital account of any constituent partner in Seller (or in any other constituent partner of Seller), nor any obligation of any constituent partner in Seller (or in any other constituent partner of Seller) to restore a negative capital account or to contribute capital to Seller (or to any other constituent partner of Seller), shall at any time be deemed to be the property or an asset of Seller or any such other constituent partner (and neither Buyer nor any of its successors or assigns shall have any right to collect, enforce or proceed against or with respect to any such negative capital account of partner's obligations to restore or contribute). The foregoing limitation, shall be ineffective as to Buyer, if Seller shall not collectively hold in reserve (or obtain a contribution agreement from its partners in favor of Seller obligating them prorata to restore such amount distributed to them up to $2,000,000 in the aggregate until the expiration of the "Survival Period" provided in this Section 1619.2) (a) at least the amount of $2,000,000 in cash until six (6) months after the date of Closing if Buyer shall not, within six (6) months after Closing have made a claim in writing against Seller based on any breach of Seller's representations and warranties or obligations under this Agreement that shall survive Closing or (b), if Buyer shall have made such claim in writing prior to the expiration of the period six (6) months after Closing, the amount of twice the amount of any damages claimed by Buyer in such written claim (not to exceed $2,000,000 in the aggregate), until the earlier of the resolution of such claim or thirty (30) months after Closing such applicable period of time in (a) or (b) being referred to in this Section 1619.2 as the "Survival Period").

1619.3. No Personal Liability of Buyer's Directors and Employees. No constituent partner in or agent of Buyer, nor any advisor, trustee, director, officer, employee, beneficiary, shareholder, participant, representative or agent of any corporation or trust that is or becomes a constituent partner in Buyer shall have any personal liability, directly or indirectly, under or in

connection with this Agreement or any agreement made or entered into under or pursuant to the provisions of this Agreement, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter and Seller and its successors and assigns and, without limitation, all other persons and entities, shall look solely to Buyer's assets for the payment of any claim or for any performance not to exceed $2,000,000 in the aggregate, and Seller, on behalf of itself and its successors and assigns waives any and all such personal liability. Notwithstanding anything to the contrary contained in this Agreement, neither the negative capital account of any constituent partner in Buyer (or in any other constituent partner of Buyer), nor any obligation of any constituent partner in Buyer (or in any other constituent partner of Buyer) to restore a negative capital account or to contribute capital to Buyer (or to any other constituent partner of Buyer), shall at any time be deemed to be the property or an asset of Buyer or any such other constituent partner (and neither Seller nor any of its successors or assigns shall have any right to collect, enforce or proceed against or with respect to any such negative capital account of partner's obligations to restore or contribute).

The provisions of this Section 1619 shall survive the Closing or any termination of this Agreement.

ARTICLE 17. DEFINITIONS.

1701. Unless the context shall clearly indicate otherwise, when used in this Agreement the words and phrases set forth below shall be defined as follows:

"**Agreement Date**" shall mean the date upon which this Agreement has been executed by the last of Seller and Buyer, as indicated by the date of execution beside the signature of each such party.

"**Business Day**" shall mean each day that is not a Saturday, a Sunday, or a legal holiday in New York, NY.

"**Closing**" shall mean the simultaneous payment of monies and execution and delivery of the Closing Documents evidencing the consummation of the transactions provided for in this Agreement.

"**Closing Date**" is defined in Section 501.

"**Closing Document**" shall mean each and every document, instrument, agreement, closing statement, certificate, and affidavit executed and delivered pursuant to this Agreement in connection with the consummation of the transactions provided for by this Agreement, whether executed or delivered prior, at, or subsequent to the Closing.

"**Condemnation**" shall mean any permanent taking or notice of intent to permanently take any property by any Government Authority or other entity having the power of eminent domain, or any voluntary conveyance in lieu of any such taking.

"**Deposits**" is defined in Section 201(f).

"**Earnest Money**" is defined in Section 301.1.

"**Equipment**" is defined in Section 201(b).

"**Escrow Agent**" shall mean Chicago Title Insurance Company, Dallas, Texas.

"**Government Authority**" shall mean each municipal, county, state and federal government agency, authority, department, division court and official having jurisdiction over the subject matter.

"**Improvements**" is defined in Section 201(a).

"**Inspection Period**" is defined in Section 601.

"**Land**" shall mean the land described in Exhibit "A".

"**Leases**" shall mean each and every lease or rental agreement covering any portion of the Land, the Improvements or otherwise affecting the Property, together with any and all amendments, modifications, alterations, addenda and supplements thereto.

"**Legal Requirement**" shall mean each applicable law, statute, code, act, ordinance, order, judgment, decree, injunction, rule, regulation and other requirement of each Government Authority having jurisdiction over the subject matter.

"**Major Damage**" shall mean any damage for which the cost of repair and restoration will be in excess of $500,000.

"**Material Condemnation**" is defined in Section 1201.

"**Minor Damage**" shall mean any damage for which the cost of repair and restoration will be equal to or less than $500,000.

"**Monetary Liens**" is defined in Section 601.

"**Permitted Title Exceptions**" shall mean the matters described in Exhibit "B" excluding any matters that Seller has agreed to satisfy or cure pursuant to Article 6 together with any additional matters which Buyer has accepted or been deemed to accept pursuant to Article 6.

"**Person**" shall mean any natural or artificial legal entity whatsoever, including, but not limited to, any individual, general partnership, limited partnership, unincorporated association, sole proprietorship, corporation, trust, business trust, real estate investment trust, joint venture, or Government Authority.

"**Property**" is defined in Section 201.

"**Property Manager**" shall mean Sealy & Company, Inc.

"**Property**" is defined in Section 201.

"**Purchase Price**" is defined in Section 301.

"**Service Agreements**" is defined in Section 201(g).

"**Special Warranty**" shall mean a warranty of title with respect only to claims made by, through or under Seller.

"**Tenant**" shall mean each tenant under each Lease or occupant in actual possession of the Property.

"**Title Company**" shall mean Chicago Title Insurance Company.

"**Title Commitment**" shall mean collectively, the owner's title insurance commitments to be issued by the Title Company committing to issue the Title Policy.

"**Title Policy**" shall mean collectively, the owner's policies of title insurance to be issued by the Title Company, insuring Buyer's interest in the Land and Improvements with respect to the Property in the full amount of the Purchase Price, subject only to the standard printed exceptions and Permitted Title Exceptions, obtainable by Buyer pursuant to the Title Commitment at no greater than the standard rates.

"**Uninsured Damage**" is defined in Section 1203.

[Signatures on Next Page]

IN WITNESS WHEREOF, Seller and Buyer have signed, sealed and delivered this Agreement as of the Agreement Date.

BUYER:

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST, INC., a Maryland corporation

By: [signature]
Name: MICHAEL M SCHURER
Title: CFO & TREASURER

DATE OF EXECUTION: 12-14-06

SELLER:

SEALY SHV/NO, L.P., a Georgia limited partnership

By: Sealy G.P. SHV/NO, L.P., its general partner

By: SHV/NO Investors, L.L.C., its general partner

By:____________________
Scott P. Sealy, it manager

SEALY OHIO, L.P., a Georgia limited partnership

By: Sealy G.P. Ohio, L.P., its general partner

By: Ohio Investors (GA), L.L.C., its general partner

By:____________________
Scott P. Sealy, its manager

SEALY ALAMO BUILDINGS, L.P., a Georgia limited partnership

By: Sealy Alamo Buildings GP, Inc., its general partner

By:____________________
Scott P. Sealy, President

SEALY FRLA SBC, L.L.C., a Georgia limited liability company

By:____________________
Scott P. Sealy, Manager

[Signatures continued on next page]

IN WITNESS WHEREOF, Seller and Buyer have signed, sealed and delivered this Agreement as of the Agreement Date.

BUYER:

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation

By: ______________________
Name: ______________________
Title: ______________________

DATE OF EXECUTION: ______________

SELLER:

SEALY SHV/NO, L.P., a Georgia limited partnership

By: Sealy G.P. SHV/NO, L.P., its general partner

By: SHV/NO Investors, L.L.C., its general partner

By: ______________________
Scott P. Sealy, it manager

SEALY OHIO, L.P., a Georgia limited partnership

By: Sealy G.P. Ohio, L.P., its general partner

By: Ohio Investors (GA), L.L.C., its general partner

By: ______________________
Scott P. Sealy, its manager

SEALY ALAMO BUILDINGS, L.P., a Georgia limited partnership

By: Sealy Alamo Buildings GP, Inc., its general partner

By: ______________________
Scott P. Sealy, President

SEALY FRLA SBC, L.L.C., a Georgia limited liability company

By: ______________________
Scott P. Sealy, Manager

[Signatures continued on next page]

SEALY FRLA I, L.L.C.,
a Georgia limited liability company

By: FRLA I, Inc., its manager

By: ______________________
Scott P. Sealy, President

SEALY FRLA II, L.L.C., a Georgia limited liability company

By: FRLA II, Inc., its manager

By: ______________________
Scott P. Sealy, President

SEALY FRLA OFFICE, L.L.C., a Georgia limited liability company

By: FRLA Office, Inc., its manager

By: ______________________
Scott P. Sealy, President

SEALY BR4, L.P., a Georgia limited partnership

By: Sealy G.P. BR4, L.P.,
its General Partner

By: BR4 Investors, L.L.C.,
its General Partner

By: ______________________
Scott P. Sealy, its Manager

DATE OF EXECUTION: ________

ACCEPTANCE BY ESCROW AGENT

The undersigned hereby accepts the duties of Escrow Agent under that certain Agreement for Purchase and Sale (the "Agreement") between the parties identified therein as Seller, and Buyer, dated _____________, 2006, subject to and in accordance with all the terms and conditions thereof, and hereby acknowledges receipt from Buyer of the Initial Earnest Money, in the amount of Two Million and No/100ths Dollars ($2,000,000.00).

Dated: _____________, 2006.

CHICAGO TITLE INSURANCE COMPANY

By:_____________________
Name:___________________
Title:___________________

EXHIBITS AND SCHEDULES

EXHIBIT "A"	Legal Description of Land
EXHIBIT "A-1"	Street Addresses
EXHIBIT "B"	Permitted Title Exceptions
SCHEDULE 201(b)	Specific Equipment Items
SCHEDULE 201(d)	Service Agreements
SCHEDULE 404	Rent Roll
SCHEDULE 701.7(A)	Insurance
SCHEDULE 701.7(B)	Insurance Notices
SCHEDULE 1001.2(A)	Form of Special Warranty Deed – Texas
SCHEDULE 1001.2(B)	Form of Limited Warranty Deed – Ohio
SCHEDULE 1001.2(C)	Form of Act of Cash Sale – Louisiana
SCHEDULE 1001.3	Form of Bill of Sale
SCHEDULE 1001.4	Form of Assignment of Leases and Assumption Agreement
SCHEDULE 1001.5	Form of Assignment of Contracts and Permits and Assumption Agreement
SCHEDULE 1003(A)	Form Tenant Estoppel
SCHEDULE 1003(B)	Form of SNDA

EXHIBIT "A"

DESCRIPTION OF LAND

[Seller to Attach]

EXHIBIT A

Legal Description

Sterling Business Center

A tract of land located in Section 4, Township 16 North, Range 14 West, Shreveport, Caddo Parish, Louisiana, said tract more fully described as follows:

BEGINNING at a 3/4-inch iron pipe being the most Northerly common corner of Lots 1 and 2 of Savanna Park Subdivision as recorded in Book 800, Page 191 of the Records of Caddo Parish, run thence S 57° 39' 52" W along the Northerly line of said Savanna Park Subdivision a distance of 708.80 feet to a 3/4-inch iron pipe being on the rear lot line of Lot 15 of Summer Grove Village as recorded in Book 450, Page 349 of the Records of Caddo Parish,

Thence run N 22° 51' 41" W along the most easterly line of said Summer Grove Village a distance of 495.49 feet to the point of intersection of the rear lot line of Lot 12 of said Summer Grove Village with the new South right-of-way line of the Industrial Loop Expressway (La. Hwy. 526) as recorded in Book 1499, Page 363 of the Records of Caddo Parish,

Thence run S 89° 18' 40" E along said South right-of-way line of Industrial Loop Expressway a distance of 895.31 feet to a 3/4-inch iron pipe, said pipe being located at the intersection point of said South right-of-way line of Industrial Loop Expressway with the Northerly line of said Savanna Park Subdivision,

Thence run S 57° 39' 52" W along said Northerly line of Savanna Park Subdivision a distance of 118.75 feet to the point of beginning.

Said tract containing 4.6451 acres (202,340 square feet).

2160 McGaw Road (PARCEL II)
Dublin, Ohio

Legal Description

Being situated in the State of Ohio, County of Franklin, Village of Obetz, and being a part of Section 24, Township 4, Range 22, Congress Lands, and being part of an original 8.613 Acre tract (Parcel #1), and all of a 9.164 Acre tract (Parcel #2) conveyed to Ball and Galloway shown of record in Deed Book 3663, Page 736, and all of a 1.7139 Acre tract conveyed to Ball and Galloway shown of record in Deed Book 3720, Page 878, Recorder's Office, Franklin County, Ohio, and being more particularly described as follows:

Commencing at an iron pin on the East and West centerline of Section #24, at the Southeasterly corner of an original 31.838 Acre tract conveyed to Ball, Ball, Galloway and Jacobs, shown of record in Deed Book 3368, Page 470, said point being at the intersection of the East and West centerline of Section #24, with the centerline of the Columbus and Southern Ohio Electric Company's 100 foot easement shown of record in Deed Book 1539, Page 163, said point being at the Southwesterly corner of McGaw Road (60 feet wide) as dedicated in Plat Book 48, Page 71, and the Southeasterly corner of McGaw Road (61 feet wide) as dedicated in Plat Book 52, Page 99;

Thence, North 04 degrees 12 minutes 40 seconds East, along the Easterly line of said original 31.838 Acre tract, and along the centerline of said 100 foot easement, and along the Westerly line of said McGaw Road as dedicated in Plat Book 48, Page 71, and along the Easterly line of said McGaw Road as dedicated in Plat Book 52, Page 99, a distance of 61.00 feet to an iron pin at the Northeasterly corner of said McGaw Road as dedicated in Plat Book 52, Page 99, and the Southeasterly corner of said 9.164 acre tract, and on the Westerly line of a 14.729 Acre tract conveyed to the American Hospital Supply Corporation shown of record in Deed Book 3080, Page 634, and the TRUE POINT OF BEGINNING OF THIS DESCRIPTION:

Thence, North 86 degrees 02 minutes 30 seconds West, along the Northerly line of said McGaw Road as dedicated in Plat Book 52, Page 99, and along the Southerly line of said 9.164 Acre tract, and across said original 8.613 Acre tract, and along the Southerly line of said 1.7139 Acre tract, and along the Northerly line of McGaw Road (61 feet wide) as dedicated in Plat Book 54, Page 84, a distance of 1063.91 feet to an iron pin at the Southwesterly corner of said 1.7139 Acre tract and the Southeasterly corner of a 7.3413 Acre tract conveyed to Ball and Galloway shown of record in Official Record 484, Page B-03;

Thence, North 04 degrees 12 minutes 40 seconds East, along the Westerly line of said 1.7139 Acre tract, and along the Easterly line of said 7.3413 Acre tract, a distance of 747.02 feet to an iron pin on the Southerly line of a 1.378 Acre tract conveyed to the Norfolk and Western Railway Company shown of record in Deed Book 3234, Page 471, and the Northerly line of said original 31.838 Acre tract, said point being at the Northwesterly corner of said 1.7139 Acre tract, and the Northeasterly corner of said 7.3143 Acre tract;

Thence, South 85 degrees 35 minutes 10 seconds East, along the Southerly line of said 1.378 Acre tract and along the Northerly line of said original 31.838 Acre tract, and along the Northerly line of said 1.7139 Acre tract, and along the Northerly line of said original 8.613 Acre tract, and along the Northerly line of said 9.164 Acre tract, a distance of 1063.91 feet to an iron pin at the Northeasterly corner of said 9.164 Acre tract and the Northwesterly corner of said 14.729 Acre tract, and on the centerline of said 100 foot easement, and the Northeasterly corner of said original 21.838 Acre tract;

Thence, South 04 degrees 12 minutes 40 seconds West, along the Easterly line of said 9.164 Acre tract, and along the westerly line of said 14.729 Acre tract, and along the centerline of said 100 foot easement, and along the Easterly line of said original 31.838 Acre tract, a distance of 738.56 feet to the place of beginning more or less.

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1440

2400 McGaw Road (PARCEL VI)
Columbus Ohio

Being situated in the State of Ohio, County of Franklin, Village of Obetz, Section 24, Township 4, Range 22, Congress Lands, and being part of a 6.753 Acre tract conveyed to Ball, Brown, Galloway and Pickett, shown of record in Deed Book 3564, Page 526, Recorder's Office, Franklin County, Ohio and being more particularly described as follows:

Beginning at an iron pin at the intersection of the easterly line of Frusta Drive Extension (60 feet wide) shown of record in Plat Book 41, Page 40, with the northerly line of McGaw Road (60 feet wide), shown of record in Plat Book 46, Page 23, said point also being on the westerly line of said 6.753 Acre tract;

Thence, in a northerly direction, along the easterly line of said Frusta Drive Extension and along the westerly line of said 6.753 Acre tract, and along a curve to the right having a radius of 120.00 feet, a delta angle of 28 degrees 26 minutes 07 seconds, a tangent distance of 30.41 feet, along chord bearing and distance of North 23 degrees 21 minutes 11 seconds East, 58.95 feet to the point of tangency of said curve;

Thence, North 37 degrees 34 minutes 18 seconds East, continuing along the easterly line of said Frusta Drive Extension, and along the westerly line of said 6.753 Acre tract, a distance of 369.61 feet to an iron pin at the northwesterly corner of said 6.753 Acre tract, and the southwesterly corner of a 2.446 Acre tract conveyed to R.R. Barber, Jr., shown of record in Deed Book 3274, Page 688, and the northeasterly corner of said Frusta Drive Extension, and the southeasterly corner of Frusta Drive, shown of record in Plat Book 42, Page 51;

Thence, South 52 degrees 39 minutes 12 seconds East, along the northerly line of said 6.753 Acre tract and along the southerly line of said 2.446 Acre tract, and along the southerly line on an 8.182 Acre tract conveyed to I. Barton, C.E. Joslin, shown of record in Deed Book 3084, Page 343, a distance of 725.08 feet to an iron pin at the northeasterly corner of said 6.753 Acre tract, and the southeasterly corner of said 8.182 Acre -tract;

Thence, South 00 degrees 42 minutes 30 seconds East, along the easterly line of said 6.753 Acre tract, a distance of 131.41 feet, to an iron pip at the northeasterly corner of said McGaw Road, said point being North 00 degrees 42 minutes 30 seconds West, a distance of 30.00 feet from the northeasterly corner of said 6.753 Acre tract and also the centerline of McGaw Road;

Thence, South 89 degrees 17 minutes 30 seconds West, along the northerly line of said McGaw Road, a distance of 458.04 feet to a point of a curve;

Thence in a northwesterly direction, continuing along the northerly line of said McGaw Road, and along a curve to the right having a radius of 120.00 feet, a delta angle of 38 degrees 03 minutes 18 seconds, a tangent of 41.38 feet, an arc distance of 79.70 feet, a long chord bearing and distance of North 71 degrees 40 minutes 51 seconds West, 78.25 feet to a point of tangency of said curve;

Thence, North 52 degrees 39 minutes 12 seconds West, continuing along the northerly line of said McGaw Road, a distance of 335.19 feet to an angle on the northerly line of said McGaw Road;

Thence, North 86 degrees 02 minutes 30 seconds West, continuing along the northerly line of said McGaw Road, a distance of 28.08 feet to the place of beginning CONTAINING 6.132 ACRES, MORE OR LESS.
MYERS SURVEYING COMPANY, INC.

Description Verified
Franklin County Engineer
Date

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5160 Blazer Memorial Parkway (PARCEL I)
Dublin, Ohio

Exhibit "A"

Situated in the State of Ohio, County of Franklin, Village of Dublin, located in part of Virginia Military Survey No. 2419 (4852), being 10.000 acres of the 37.257 acre tract conveyed to The Ashland Oil Foundation, Inc. by deed of record in Official Recorder's Office, Franklin County, Ohio, bounded and described as follows:

Commencing at end iron pin found at the Northeasterly corner of said 37.257 acre tract, being the Northwesterly corner of the Hary A. Windle, et al. (4) 7.337 acre tract of record in Deed Book 3705, page 221, and being at an angle point in the Southerly line of Lot 4 "METROCENTER" of record in Plat Book 55, Pages 8 and 9 and the centerline of Pinney Road (private road 30.00 feet in width);

Thence, along said Southerly line, being the Northerly line of said 37.257 acre tract, and said centerline North 81 degrees 42 minutes 55 seconds West, 306.55 feet to an iron pin set at the True Point of beginning of that tract herein intended to be described;

Thence, South 15 degrees 24 minutes 47 seconds West, 780.61 feet to an iron pin found in the arc of a curve on the Northerly right-of-way line of Paul G. Blazer Memorial Parkway (60.00 feet in width), conveyed to the Village of Dublin shown of record in official Record 2509, Page 1-03;

Thence, along said line of Parkway, being the arc of a curve to the left, (Radius = 854.79 feet, Sub-Delta = 32 degrees 57 minutes 35 seconds, Radial Bearing = South 15 degrees 24 minutes 47 seconds West), a chord bearing and distance of South 88 degrees 56 minutes 00 seconds West, 491.72 feet to an iron pin found;

Thence, North 05 degrees 08 minutes 30 seconds East, 854.66 feet to an iron pin found in the Northerly line of said 68.966 acre tract being the Southerly line of Lot 8 of "AMENDED METROCENTER" of record in Plat Book 57, Page 36, and being the centerline of said Pinney Road;

Thence, along said line, centerline and the Southerly line of said Lot 4, South 81 degrees 42 minutes 55 seconds East, 622.25 feet to the True Point of Beginning, ~~[illegible]~~

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1936

EXHIBIT "A"

PROPERTY

Tract I (West Loop Park):

Being Lot 4, Block 1, of West Loop Park, an Addition to the City of Leon Valley, Bexar County, Texas, according to the Plat thereof recorded in Volume 9100, Page 150, of the Deed and Plat Records of Bexar County, Texas, and being more particularly described as follows:

Beginning at the most Southerly corner of Lot 4, said point being N 67° 03' 09" W, 522.91 feet from the point of intersection of the Northeast line of Bandera Road and the Northwest line of Hodges Drive;

Thence N 67° 25' 37" W, 208.69 feet along the Northeast line of Bandera Road to a found THD Monument for an angle point;

Thence N 67° 07' 44" W, 69.71 feet along the Northeast line of Bandera Road to an iron pin found for the Southwest corner of Lot 4;

Thence along the Westerly line of Lot 4, the following courses and distances: N 30° 52' 54" E, 606.84 feet to a found iron pin, N 61° 37' 28" W, 67.49 feet to a found iron pin, N 44° 16' 59" E, 493.79 feet to an iron pin found in the Southwest line of Evers Road for the Northwest corner of Lot 4;

Thence S 48° 44' 00" E, 232.74 feet along the Southwest line of Evers Road to an iron pipe found for the Northeast corner of the herein described tract;

Thence along the Easterly line of Lot 4, the following courses and distances: S 30° 57' 36" W, 693.00 feet to a found iron pin, S 30° 37' 51" W, 159.42 feet to a found iron pin, S 30° 54' 31" W, 349.99 feet to a found iron pipe, said iron pipe being the point of beginning.

and

Tract II (Northwest Business Park, Phase 5):

A 14.216 acre tract out of Lot 1, Block 2, North Valley Unit 5, and Lot 6, Block 2, Northwest Business Park Phase 5, Bexar County, Texas, recorded in Volume 7500, Page 241 and Volume 9507, Page 189, respectively, Deed and Plat Records, Bexar County, Texas, and being described as follows:

Beginning at a found ½" iron pin on the South right-of-way line of Reindeer Trail, in a Westerly direction, 851.07 feet from the West right-of-way line of Bandera Road, said pin being the Northernmost corner of this tract and the point of beginning;

VOL 9351 PG 1381

Thence departing the South right-of-way line of Reindeer Trail, S 46° 05' 06" E, a distance of 380.00 feet to a found "x" on concrete for an angle point;

Thence S 46° 11' 19" E, a distance of 163.92 feet to a found "x" on concrete, said "x" on concrete being the Easternmost corner of this tract;

Thence S 40° 43' 11" W, a distance of 1061.87 feet to a found ½" iron pin for an angle point;

Thence N 80° 44' 12" W, a distance of 364.73 feet to a found ½" iron pin on the South right-of-way line of Reindeer Trail, said pin being the Northwest corner of this tract;

Thence along the South right-of-way line of Reindeer Trail, N 09° 15' 48" E, a distance of 153.91 feet to a found ½" iron pin for a P.C.;

Thence along the South right-of-way line of Reindeer Trail on a curve to the right whose radius is 1670.73 feet and length is 418.53 feet to a found ½" iron pin for a P.C.C.;

Thence along the South right-of-way line of Reindeer Trail on a curve to the right whose radius is 370.00 feet and length is 131.09 feet to a found ½" iron pin for a P.T.;

Thence continuing along the South right-of-way line of Reindeer Trail, N 43° 54' 54" E, a distance of 641.99 feet to the point of beginning and containing 14.316 acres of land.

VOL 9351 PG 1382

LOT 4-A

THAT CERTAIN PIECE OR PORTION OF GROUND, situated in Section 39,Township 12 South, Range 9 East, Parish of St. Charles, State of Louisiana, in that part known as **James Business Park Expansion**, designated as **Lot 4-A of Square 12** of said James Business Park Expansion, as shown a plan of resubdivison by Dading, Marques & Associates, Inc., dated March 5, 2003, approved by the St. Charles Parish Planning Commission on 10/2, 2003, recorded on 10/3, 2003, in COB 627, folio 188, and being more fully described as follows:

Commence at the point where the north right of way line of Canvasback Drive flares into the east right of way line of James Drive West and measure north 89 degrees 49'00"east, along the north right of way line of Canvasback Drive, a distance of 200.00' to the point of beginning; thence measure north 00 degrees 11'00"west, a distance of 300.00' to a point; thence measure north 89 degrees 49'00"east, a distance of 400.00' to a point; thence measure south 00 degrees 11'00"east, a distance of 300.00' to a point on the north right of way line of Canvasback Drive; thence measure south 89 degrees 49'00"west, along the north right of way line of Canvasback Drive, a distance of 400.00' to the point of beginning.

LOT 16-B

THAT CERTAIN PIECE OR PORTION OF GROUND, situated in Section 39,Township 12 South, Range 9 East, Parish of St. Charles, State of Louisiana, in that part known as **James Business Park Expansion**, designated as **Lot 16-B of Square 12** of said James Business Park Expansion, as shown a plan of resubdivison by Dading, Marques & Associates, Inc., dated March 5, 2003, approved by the St. Charles Parish Planning Commission on 10/2, 2003, recorded on 10/3, 2003, in COB 627, folio 188, and being more fully described as follows:

For the point of beginning, commence at the point where the south right of way line of Widgeon Drive flares into the east right of way line of James Drive West and measure north 89 degrees 49'00"east, along the south right of way line of Widgeon Drive a distance of 450.00' to a point; thence measure south 00 degrees 11'00"east, a distance of 350.00' to a point; thence measure south 89 degrees 49'00'west, a distance of 475.00' to a point on the east right of way of James Drive West; thence measure north 00 degrees 11'00"west, along the east right of line of James Drive West, a distance of 325.00' to the point where the east right of way line of James Drive West flares into Widgeon Drive, thence continue along said

line being a curve to the right having a radius of 25', an arc length of 39.27' to the point of beginning.

EXHIBIT A-3
LEGAL DESCRIPTION

Agent File No. 4671.7

Policy No. 19 0115 106 00000007

One James Park

THAT CERTAIN PORTION OF GROUND, together with all the buildings and improvements thereon, situated in the State of Louisiana, Parish of St. Charles, in that part thereof known as James Business Park, and shown on a plan of resubdivision of J. J. Krebs & Sons, Inc., dated April 14, 1983, approved by the St. Charles Parish Planning Commission on June 1, 1983, and registered in COB 298, folio 297 on June 2, 1983, and identified as Lot 15-A, Square 4, and in accordance with a plat of survey of Dading, Marques & Associates, Inc., Job No. 009885, dated December 13, 2000, last revised June 15, 2001 (Square 4 Lot 15-A Survey), said lot is more particularly described as follows:

Commence at the intersection of the northerly right of way of James Drive East and the easterly right of way of James Drive West a near point of curvature on James Drive East, thence along the northerly right of way line of James Drive East N72°46'00"E a distance of 175.38 feet to the point of beginning;

thence N00°11'00"W a distance of 564.18 feet to a point on the line common to Lots 15-A and 15-B;

thence along said common line N89°49'00"E a distance of 466.87 feet to a point;

thence S00°11'00"E a distance of 421.00 feet to a point on the northerly right of way line of James Drive East;

thence S72°46'00"W along said right of way line a distance of 488.33 feet to the point of beginning.

Lot 15-A is a portion of former Lot 15, James Business Park.

The improvements thereon bear the municipal no. 100 James Drive East.

Project 16 (1610)
120 Mallard Street

EXHIBIT A-3
LEGAL DESCRIPTION

Agent File No. 4671.7

Policy No. 19 0115 106 00000007

Two James Park

THAT CERTAIN PORTION OF GROUND, together with all the buildings and improvements thereon, situated in the State of Louisiana, Parish of St. Charles, in that part thereof known as James Business Park, and shown on a plan of resubdivision of J. J. Krebs & Sons, Inc., dated April 14, 1983, approved by the St. Charles Parish Planning Commission on June 1, 1983, and registered in COB 298, folio 297 on June 2, 1983, and identified as Lot 15-B, Square 4, and in accordance with a plat of survey of Dading, Marques & Associates, Inc., Job No. 009877, dated December 13, 2000, last revised June 15, 2001 (Square 4 Lot 15-B Survey), said lot is more particularly described as follows:

Lot 15-B begins 133.13 feet from the near point of curvature of the intersection of the easterly right of way of James Drive West and the southerly right of way of Mallard Street and measures thence along the southerly right of way of Mallard Street N89°49'00"E a distance of 440 feet to a point;

Thence S00°11'00"E a distance of 200 feet to a point;

Thence N89°49'00"E a distance of 26.87 feet to a point;

Thence S00°11'00"E a distance of 129.00 feet to the line common to Lots 15-A and 15-B;

Thence S89°49'00"W along said common line a distance of 466.87 feet to a point;

Thence N00°11'00"W a distance of 329.00 feet to the point of beginning.

Said Lot 15-B is composed of a portion of former Lot 15 and all of Lots 6, 7, 8 and 9, Square 4, James Business Park.

The improvements thereon bear the municipal no. 120 Mallard Street.

Project 17 (#1611)
110 James Drive West

EXHIBIT A-3
LEGAL DESCRIPTION

Agent File No. 4671.7

Policy No. 19 0115 106 00000007

Five James Park

THAT CERTAIN PORTION OF GROUND, together with all the buildings and improvements thereon, situated in the State of Louisiana, Parish of St. Charles, in that part thereof known as James Business Park, in accordance with a plan of resubdivision prepared by J. J. Krebs & Sons, Inc., dated June 13, 1978, last revised August 14, 1979, approved under St. Charles Parish Police Jury Ordinance No. 66-3-544 and registered in COB 234, folio 490 on October 2, 1979, and identified as Lots 1 and 2, Square 4, and in accordance with a plat of survey of Dading, Marques & Associates, Inc., Job No. 009882, dated December 13, 2000, last revised June 15, 2001 (Square 4 Lots 1 and 2 Survey), said lots are more particularly described as follows:

Lot 1 forms the corner of the northerly right of way line of James Drive East and the easterly right of way of James Drive West and measures from the near point of curvature of said intersection N00°11'00"W, 340.70 feet front on James Drive West to the line common to Lot 3 and Lot 2;

Thence leaving said right of way, N89°49'00"E a distance of 200 feet to a point;

Thence S00°11'00"E, 313.18 feet to a point on the northerly right of way line of James Drive East;

Thence along said right of way line S72°46'00"W a distance of 175.38 feet to a point of curve at the intersection of James Drive East and James Drive West;

Thence along a curve to the right having a radius of 25 feet a distance of 46.71 feet to the point of beginning.

The improvements bear municipal no. 110 James Drive West.

Project 8 (#1597
115 James Drive West

EXHIBIT A-1
LEGAL DESCRIPTION

Agent File No. 4671.8

Policy No. 19 0115 106 00000008

Westside One

THAT CERTAIN PORTION OF GROUND, together with all the buildings and improvements thereon, situated in the State of Louisiana, Parish of St. Charles, in that part thereof known as James Business Park, in accordance with a plan of resubdivision prepared by Murray & Associates, Architects and Engineers, J. Michael Dixon, Surveyor, dated April 29, 1991, and recorded in COB 436, folio 684, as corrected by Act of Correction of Survey by J. Michael Dixon dated June 8, 1991, approved by St. Charles Parish Planning Commission on June 14, 1991 and recorded in COB 439, folio 22, and as further corrected by Act of Correction of Survey by J. Michael Dixon, filed March 29, 1996, COB 506, folio 609, Entry No. 200993; said lot is identified as Lot 101-B, Square 3, and in accordance with a plat of survey of Richard T. Dading (Reg. No. 4399), Dading, Marques & Associates, Inc., Job No. 009874, dated December 13, 2000, last revised June 15, 2001 (Westside One Survey), Lot 101-B is more particularly described as follows:

Commence at the intersection of the northerly right of way of Airline Highway and the westerly right of way of James Drive West, thence along the westerly right of way line of James Drive West N00°11'00"W a distance of 534.00 feet to the point of beginning;

Thence N89°59'53"W a distance of 258.13 feet to the line common to Lot 101-B and property now or formerly of John Schwegmann;

Thence along said line N00°11'00"W a distance of 348.38 feet to a point on the line common to Lots 101-B and 1-B;

Thence along said line N88°49'00"E a distance of 258.13 feet to a point on the westerly right of way line of James Drive West;

Thence along said right of way line S00°11'00"E a distance of 349.22 feet to the point of beginning.

The improvements thereon bear municipal no. 115 James Drive West.

Project 5 (#1594)
125 James Drive West

EXHIBIT A-1
LEGAL DESCRIPTION

Agent File No. 4671.8

Policy No. 19 0115 106 00000008

Westside Two

THAT CERTAIN PORTION OF GROUND, together with all the buildings and improvements thereon, situated in the State of Louisiana, Parish of St. Charles, in that part thereof known as James Business Park, in accordance with a plan of resubdivision prepared by Murray & Associates, Architects and Engineers, J. Michael Dixon, Surveyor, dated April 29, 1991, and recorded in COB 436, folio 684, as corrected by Act of Correction of Survey by J. Michael Dixon dated June 8, 1991, approved by St. Charles Parish Planning Commission on June 14, 1991 and recorded in COB 439, folio 22, and as further corrected by Act of Correction of Survey by J. Michael Dixon, filed March 29, 1996 in COB 506, folio 609, Entry No. 20093; said lot is identified as Lot 1-B, Square 3, and in accordance with a plat of survey of Richard T. Dading (Reg. No. 4399), Dading, Marques & Associates, Inc., Job No. 009878, dated December 13, 2000, last revised June 15, 2001 (Westside Two Survey), Lot 1-B is more particularly described as follows:

Commence at the intersection of the northerly right of way of Airline Highway and the westerly right of way of James Drive West, thence along the westerly right of way line of James Drive West N00°11'00"W a distance of 883.22 feet to the point of beginning;

Thence along the line common to Lots 101-B and 1-B, S89°49'00"W a distance of 258.13 feet to a point on the line common to Lot 1-B and the property now or formerly of John Schwegmann;

Thence along said line N00°11'00"W a distance of 502.62 feet to a point;

Thence N89°49'00"E a distance of 300.00 feet to a point on the westerly right of way line of James Drive West;

Thence along said right of way line S00°11'00"E a distance of 189.89 feet to a point of curve;

Thence along a curve to the right having a radius of 508.41 feet a distance of 142.91 feet to a reverse curve;

Thence along said curve to the left having a radius of 558.41 feet a distance of 156.97 feet to a point;

Thence S00°11'00"E a distance of 16.78 feet to the point of beginning;

The improvements thereon bear municipal no. 125 James Drive West.

Project 6 (#1595)

161 James Drive West

EXHIBIT A-1
LEGAL DESCRIPTION

Agent File No. 4671.8

Policy No. 19 0115 106 00000008

St. Charles I

THAT CERTAIN PORTION OF GROUND, together with all buildings, structures and improvements thereon, situated in the Parish of St. Charles, State of Louisiana, located in Section 39, Township 12 South, Range 9 East, in that part thereof known as JAMES BUSINESS PARK, EXTENSION NO. 1, and according to a plan of resubdivision made by J. J. Krebs & Sons, Inc., dated March 2, 1988, approved under Ordinance 92-1-4 by the St. Charles Parish Planning Commission on April 14, 1988, and by the St. Charles President on April 15, 1988, filed for record in the Office of the Clerk of Court for the Parish of St. Charles on April 20, 1988, in COB 388, folio 308 at Entry #135688, are designated as **LOT NOS. 5 AND 6-A** of **SQUARE NO. 3**, in accordance with a survey of Richard T. Dading (Reg. No. 4399), Dading, Marques & Associates, Inc., Job No. 009879, dated December 13, 2000, last revised June 15, 2001 (St. Charles I Survey), Lot Nos. 5 and 6-A are more particularly described as follows:

Begin at the intersection of the line common to Lots 7-A and 6-A and the westerly right of way of James Drive West;

thence along said right of way S 00°11'00" E a distance of 442.00 feet to a point;

thence leaving said right of way S 89°49'00" W a distance of 300.00 feet to a point on the westerly boundary of the subdivision;

thence along said western boundary N 00°11'00" W a distance of 442.00 to a point;

thence N 89°49'00" E a distance of 300.00 feet to the Point of Beginning.

Improvements bear Municipal Number 161 James Drive West.

Project 7 (#1596)

150 James Drive East

EXHIBIT A-1
LEGAL DESCRIPTION

Agent File No. 4671.8

Policy No. 19 0113 106 00000008

St. Charles II

THAT PORTION OF GROUND, together with all the buildings and improvements thereon, situated in the State of Louisiana, Parish of St. Charles, in that part thereof known as JAMES BUSINESS PARK, being further identified as LOT 6 OF SQUARE 2 of said Business Park as shown on and in accordance with a resubdivision plan made by J. J. Krebs & Sons, Inc., dated June 13, 1978, revised March 16, 1979 and August 14, 1979, approved by Ordinance #66-3-544 recorded at COB 234, folio 490, and in accordance with the survey of Richard T. Dading (Reg. No. 4399), Dading, Marques & Associates, Inc. Job No. 009880 dated December 13, 2000, last revised June 15, 2001 (St. Charles II Survey), said Lot 6 is more particularly described as follows:

Commence at the intersection of the north boundary of the subdivision and the east right of way line of James Drive East;

Thence along said right of way line S 00°11'00" E a distance of 600 feet to the point of beginning;

Thence N 89°49'00" E a distance of 522.78 feet to a point on the Jefferson Parish/St. Charles Parish line;

Thence along said line S 00°50'00" W a distance of 300.05 feet;

Thence S 89°49'00" W a distance of 517.45 feet to an iron rod set on the easterly right of way line of James Drive East;

Thence along said right of way line N 00°11'00"W a distance of 300.00 feet to the point of beginning;

Improvements bear municipal number 150 James Drive East.

EXHIBIT A-1
LEGAL DESCRIPTION

Agent File No. 4671.8

Policy No. 19 0115 106 00000008

160 James Drive East

THAT CERTAIN PORTION OF GROUND, together with all the buildings and improvements thereon, situated in the State of Louisiana, Parish of St. Charles, in that part thereof known as James Business Park, in accordance with a plan of resubdivision prepared by J. J. Krebs & Sons, Inc., dated June 13, 1978, last revised August 14, 1979, approved under St. Charles Parish Police Jury Ordinance No. 66-3-544 and registered in COB 234, folio 490 on October 2, 1979, and identified as Lot 7, Square 2, and in accordance with a plat of survey of Richard T. Dading (Reg. No. 4399), Dading, Marques & Associates, Inc., Job No. 009883, dated December 13, 2000, last revised June 15, 2001 (160 James Drive East Survey), said lot is more particularly described as follows:

Commence at the intersection of the northeast corner of James Boulevard and the easterly right of way line of James Drive East; thence along the easterly right of way of James Drive East N72°46'00"E a distance of 354.87 feet to a point of curve;

Thence along the arc of a curve to the left having a radius of 282.00 feet a distance of 359.05 feet;

Thence N00°11'00"W a distance of 642.31 feet to the point of beginning;

Thence continue along said easterly right of way line N00°11'00"W a distance of 300.00 feet to a point;

Thence N89°49'00"E a distance of 528.10 feet to a point on the Jefferson Parish and St. Charles Parish line;

Thence along said line S00°50'00"W a distance of 300.05 feet to a point;

Thence S89°49'00"W a distance of 522.78 feet to the point of beginning.

The improvements thereon bear Municipal No. 160 James Drive East.

Project 15 (#1609)
190 James Drive East

EXHIBIT A-1
LEGAL DESCRIPTION

Agent File No. 4671.8

Policy No. 19 0115 106 00000008

Eastside One

THAT CERTAIN PORTION OF GROUND, together with all the buildings and improvements thereon, situated in the State of Louisiana, Parish of St. Charles, in that part thereof known as James Business Park Extension No. 2, and identified in accordance with a plan of resubdivision of Dading, Marques & Associates, Inc., Plat No. M-754, dated May 28, 2000, approved by St. Charles Parish Planning and Zoning Director on April 20, 2001, and registered on April 24, 2001 in COB 584, folio 798, and in accordance with a plat of survey of Richard T. Dading (Reg. No. 4399), Dading, Marques & Associates, Inc., Job No. 009872, dated December 13, 2000, last revised June 15, 2001 and identified thereon as **Square 8-A**, Lot 1-B (the Eastside One Survey), Lot 1-B is more particularly described as follows:

Begin at the line common to Lot 1-B, Square 9 and Lot 1-B, Square 8-A and the intersection of the easterly right of way of James Drive East;

Thence N 89°49'00" E a distance of 545.62' to a point on the line dividing St. Charles and Jefferson Parishes;

Thence along said line S 00°50'00" W a distance of 385.06' to a point;

Thence S 89°49'00" W a distance of 538.80' to a point on the easterly right of way of James Drive East;

Thence along said right of way N 00°11'00" W a distance of 385.00' to the Point of Beginning.

Improvements bear Municipal No. 190 James Drive East.

Project 18 (#1612)

150 Canvasback Drive

EXHIBIT A-1
LEGAL DESCRIPTION

Agent File No. 4671.8

Policy No. 19 0115 106 00000008

Canvasback

ONE CERTAIN LOT OF GROUND, together with all the buildings and improvements thereon, situated in the Parish of St. Charles, State of Louisiana, in that part thereof known as JAMES BUSINESS PARK EXTENSION NO. 2 IN SQUARE NO. 11 thereof, bounded by James Drive East, Pintail Street, James West and Canvasback Drive, designated as LOT 10-A, according to a resubdivision plan made by J. J. Krebs & Sons, Inc., dated December 9, 1986, approved by St. Charles Parish Planning Director April 10, 1987, recorded at Entry No. 127655, COB 371, folio 8 on April 23, 1987, and which lot is shown on that certain ALTA/ACSM Land Title Survey Square 11, Lot 10-A, James Business Park, Extension No. 2, St. Charles Parish, Louisiana, by Richard T. Dading (Reg. No. 4399), Dading, Marques & Associates, Inc., Job No. 009873, dated December 12, 2000, last revised June 15, 2001 (Canvasback Survey), as follows, to-wit:

Begin at the intersection of the westerly right of way of James Drive East and the southerly right of way of Canvasback Drive, the point of curvature on James Drive East;

thence S 00°11'00" E a distance of 329.53 feet to a point;

thence S 89°49'00" W a distance of 325.00 feet to a point;

thence N 00°11'00" W a distance of 354.53 feet to a point on the southerly right of way of Canvasback Drive;

thence along said right of way N 89°49'00" E a distance of 300.00 feet to a point of curve;

thence along a curve to the right having a radius of 25.00 feet, a distance of 39.27 feet to the Point of Beginning.

Improvements thereon bear Municipal Number 150 Canvasback Drive.

Together with those certain incorporeal rights established as follows:

1. COB 366, folio 626 - Servitude By Destination of Owner as established by St. Charles Three, Limited Partnership, by act before Frank J. Stitch, Jr., N.P., dated January 13, 1987, filed January 14, 1987, under Entry No. 125464, as shown on the Lot 10-A Survey.

(the "Incorporeal Rights").

Project 4 (#1593)
107 Mallard Street

EXHIBIT A-1
LEGAL DESCRIPTION

Agent File No. 4671.8

Policy No. 19 0115 106 00000008

Service Center 21

THAT CERTAIN PORTION OF GROUND, together with all the buildings and improvements thereon, situated in the State of Louisiana, Parish of St. Charles, in that part thereof known as James Business Park, in accordance with a plan of resubdivision prepared by J. J. Krebs & Sons, Inc., dated June 13, 1978, last revised August 14, 1979, approved under St. Charles Parish Police Jury Ordinance No. 66-3-544 and registered in COB 234, folio 490 on October 2, 1979, and identified as Lots 1, 2, and 3, Square 5, and in accordance with a plat of survey of Richard T. Dading (Reg. No. 4399), Dading, Marques & Associates, Inc., Job No. 009884, dated December 12, 2000, last revised June 15, 2001 (Service Center 21 Survey), said lots are more particularly described as follows:

Begin at a near point of curvature at the northeast intersection of Mallard Street and James Drive West; thence along the east right of way of James Drive West N00°11'00"W a distance of 175.00 feet to a point;

Thence N89°49'00"E a distance of 325.00 feet to a point on the line common to Lots 3 and 4;

Thence S00°11'00"E a distance of 200.00 feet to the northerly right of way of Mallard Street;

Thence along said right of way S89°49'00"W a distance of 300 feet to a point on a curve to the right at the northeast intersection of Mallard Street and James Drive West;

Thence along said curve, having a radius of 25.00 feet a distance of 39.27 feet to the point of beginning.

The improvements thereon bear the municipal no. 107 Mallard Street.

Together with those incorporeal rights burdening and benefitting the land and established as follows:

1. COB 305, folio 4 - Destination of the Owner with Respect to Driveway, dated October 20, 1983, and establishing non-exclusive driveway servitudes across Lots 1 through 18, Square 5, filed October 20, 1983.

2. COB 305, folio 8 - Destination of the Owner with Respect to Non-Exclusive Parking Areas dated October 20, 1983, and establishing non-exclusive parking areas across Lots 1 through 18, Square 5, filed October 20, 1983.

3. COB 507, folio 148 - Supplement to Act of Destination by T. L. James & Company, Inc., dated April 9, 1996.

(the "Incorporeal Rights").

Project 3 (#1592)
125 Mallard Street

EXHIBIT A-1
LEGAL DESCRIPTION

Agent File No. 4671.8

Policy No. 19 0115 106 00000008

Service Center 22

THAT CERTAIN PORTION OF GROUND, together with all the buildings and improvements thereon, situated in the State of Louisiana, Parish of St. Charles, in that part thereof known as James Business Park, in accordance with a plan of resubdivision prepared by J. J. Krebs & Sons, Inc., dated June 13, 1978, last revised August 14, 1979, approved under St. Charles Parish Police Jury Ordinance No. 66-3-544 and registered in COB 234, folio 490 on October 2, 1979, and identified as Lots 4, 5, and 6, Square 5, and in accordance with a plat of survey of Richard T. Dading (Reg. No. 4399), Dading, Marques & Associates, Inc., Job No. 00-9878, dated December 12, 2000, last revised June 15, 2001 (Service Center 22 Survey), said lots are more particularly described as follows:

Commence at the northwest intersection of James Drive East and Mallard Street, a near point of curvature on Mallard Street;

Thence along the northerly right of way of Mallard Street S89°49'00"W a distance of 300.00 feet to the point of beginning;

Thence continuing along said right of way S89°49'00"W a distance of 300.00 feet to a point on the line common to Lots 3 and 4;

Thence along said line N00°11'00"W a distance of 200.00 feet to a point;

Thence N89°49'00"E a distance of 300.00 feet to a point on the line common to Lots 6 and 7;

Thence along said line S00°11'00"E a distance of 200.00 feet to the point of beginning.

The improvements thereon bear municipal no. 125 Mallard Street.

Together with those incorporeal rights burdening and benefitting the land and established as follows:

1. COB 305, folio 4 - Destination of the Owner with Respect to Driveway, dated October 20, 1983, and establishing non-exclusive driveway servitudes across Lots 1 through 18, Square 5, filed October 20, 1983.

2. COB 305, folio 8 - Destination of the Owner with Respect to Non-Exclusive Parking Areas dated October 20, 1983, and establishing non-exclusive parking areas across Lots 1 through 18, Square 5, filed October 20, 1983.

3. COB 507, folio 148 - Supplement to Act of Destination by T. L. James & Company, Inc., dated April 9, 1996.

(the "Incorporeal Rights").

Project 10 (#1599)
143 Mallard Street

EXHIBIT A-1
LEGAL DESCRIPTION

Agent File No. 4671.8

Policy No. 19 0115 106 00000008

Service Center 23

THAT CERTAIN PORTION OF GROUND, together with all the buildings and improvements thereon, situated in the State of Louisiana, Parish of St. Charles, in that part thereof known as James Business Park, in accordance with a plan of resubdivision prepared by J. J. Krebs & Sons, Inc., dated June 13, 1978, last revised August 14, 1979, approved under St. Charles Parish Police Jury Ordinance No. 66-3-544 and registered in COB 234, folio 490 on October 2, 1979, and identified as **Lots 7, 8 and 9, Square 5**, and in accordance with a plat of survey of Richard T. Dading (Reg. No. 4399), Dading, Marques & Associates, Inc., Job No. 00-9881, dated December 12, 2000, last revised June 15, 2001 (Service Center 23 Survey), said lots are more particularly described as follows:

Begin at the northwest intersection of James Drive East and Mallard Street, a near point of curvature on Mallard Street;

Thence along the northerly right of way of Mallard Street S89°49'00"W a distance of 300.00 feet to a point on the line common to Lots 6 and 7;

Thence along said line N00°11'00"W a distance of 200.00 feet to a point;

Thence N89°49'00"E a distance of 325.00 feet to a point on the westerly right of way of James Drive East;

Thence along said right of way S00°11'00"E a distance of 175.00 feet to a point of curve;

Thence along the arc of a curve to the right having a radius of 25.00 feet a distance of 39.27 feet to the point of beginning.

The improvements thereon bear municipal no. 143 Mallard Street.

Together with those incorporeal rights burdening and benefitting the land and established as follows:

1. COB 305, folio 4 - Destination of the Owner with Respect to Driveway, dated October 20, 1983, and establishing non-exclusive driveway servitudes across Lots 1 through 18, Square 5, filed October 20, 1983.

2. COB 305, folio 8 - Destination of the Owner with Respect to Non-Exclusive Parking Areas dated October 20, 1983, and establishing non-exclusive parking areas across Lots 1 through 18, Square 5, filed October 20, 1983.

3. COB 507, folio 148 - Supplement to Act of Destination by T. L. James & Company, Inc., dated April 9, 1996.

(the "Incorporeal Rights").

Project 22 (#2175)
150 Teal Street

EXHIBIT A-1
LEGAL DESCRIPTION

Agent File No. 4671.8 Policy No. 19 0115 106 00000008

Service Center 24

A CERTAIN PIECE OR PORTION OF GROUND, together with all the buildings and improvements thereon, situated in Section 39, Township 12 South, Range 9 East, St. Charles Parish, La., that part thereof known as James Business Park, designated as Lot 10-A, Square 5, on a plan of Resubdivision by Krebs, LaSalle, LeMieux Consultants, Inc. entitled Resubdivision of Lots 10, 11, 12, 13, 14, 15 & 16, Square 5 into Lot 10-A, James Business Park in Section 39, Township 12 South, Range 9 East, dated October 29, 1998, approved by Director, St. Charles Parish Planning and Zoning on November 2, 1998, filed November 10, 1998, registered at COB 546, folio 226, Parish of St. Charles, State of Louisiana, and in accordance with a survey of Richard T. Dading (Reg. No. 4399), Dading, Marques & Associates, Inc., Job No. 009909, dated January 11, 2001, last revised June 15, 2001 (Service Center 24 Survey), Lot 10-A is more particularly described as follows:

Commence at the point of curvature on the southerly right of way line of Teal Street at the intersection of James Drive West;

Thence along the southerly right of way line of Teal Street, N 89°49'00" E a distance of 200.00 feet to the Point of Beginning;

Thence continue along the southerly right of way line of Teal Street, N 89° 49'00" E, a distance of 700.00 feet to a point of curvature;

Thence along a curve to the right, having a radius of 25.00 feet, an arc length of 39.27 feet, a chord bearing of S 45°11'00" E, a chord distance of 35.36 feet to a point on the westerly right of way line of James Drive East;

Thence along the westerly right of way line of James Drive East, S 00° 11'00" E, a distance of 175.00 feet to a point;

Thence S 89°49'00" W, a distance of 725.00 to a point;

Thence N 00°11'00" W, a distance of 200.00 to the Point of Beginning.

Improvements bear municipal number 150 Teal Street.

Together with those incorporeal rights burdening and benefitting the land and established as follows:

1. COB 305, folio 4 - Destination of the Owner with Respect to Driveway, dated October 20, 1983, and establishing non-exclusive driveway servitudes across Lots 1 through 18, Square 5, filed October 20, 1983.

2. COB 305, folio 8 - Destination of the Owner with Respect to Non-Exclusive Parking Areas, dated October 20, 1983, and establishing non-exclusive parking areas across Lots 1 through 18, Square 5, filed October 20, 1983.

EXHIBIT A
LEGAL DESCRIPTION

Agent File No. 4671.8

Policy No. 19 0115 106 00000008

EXHIBIT A-1
LEGAL DESCRIPTION

3. COB 507, folio 148 - Supplement to Act of Destination by T. L. James & Company, Inc., dated April 9, 1996.

(the "Incorporeal Rights").

EXHIBIT A-1
LEGAL DESCRIPTION

Agent File No. 4671.8

Policy No. 19 0115 106 00000008

Shreveport Distribution Center

A TRACT OF LAND located in Sections 26 and 27, Township 17 North, Range 14 West, Shreveport, Caddo Parish, Louisiana, which is a portion of Plot No. 2 of the South Industrial Park (Corrected Second Filing) as recorded in Book 1200, Page 231 of the records of Caddo Parish, Louisiana, in accordance with a survey of Richard T. Dading (Reg. No. 4399) Dading, Marques & Associates, Inc., Job No. 009871, dated December 18, 2000, last revised June 15, 2001 (the Shreveport Survey) said portion of Plot 2 is more particularly described as follows:

Commence at a point where the centerlines of Valley View Drive and Trammel Drive intersect, as shown on the plat of South Industrial Park;

Thence along the extension of the centerline of Trammel Drive South 04°18'00" West a distance of 808.13 feet to a point in the south line of a One Hundred Foot (100') wide Drainage Easement;

Thence South 85°19'00" East a distance of 0.92 feet to the point of beginning;

Thence South 85°19'00" East a distance of 920.00 feet to a point on the westerly right of way line of Valley View Drive;

Thence along said right of way line South 04°41'00" West a distance of 210.10 feet to the point of curvature of a curve of left (said curve having a radius of 613.69 and a chord bearing South 15°02'22" East a distance of 414.20 feet);

Thence along said curve an arc length of 422.49 feet;

Thence leaving said westerly right of way line North 85°19'00" West a distance of 1,059.78 feet;

Thence North 04°41'00" East a distance of 600.00 feet to the point of beginning.

Improvements bear Municipal No. 2675 Valley View Drive.

Project 13 (#1603)
11301 Industriplex Blvd.

EXHIBIT A-2
LEGAL DESCRIPTION

Agent File No. 4671.5 Policy No. 19 0115 106 00000005

Baton Rouge 1

A CERTAIN PIECE OR PORTION OF GROUND, together with all the buildings and improvements thereon, situated in that subdivision of East Baton Rouge Parish, Louisiana, known as Baton Rouge Industriplex Subdivision, Fourth Filing, and designated as Lot No. 99-A, and according to Map Showing Resubdivision of Lots 98-101, Baton Rouge Industriplex Subdivision, Fourth Filing, creating Lots 99-A and 101-A, by James R. Clary, Sr., P.L.S., dated March 3, 1988, approved by East Baton Rouge Planning Commission on March 9, 1988, recorded as Orig. 85, bndl. 9987, Lot 99-A is shown on a certain survey of Richard T. Dading (Registration No. 4399) Dading, Marques & Associates, Inc., Job No. 009868, dated December 21, 2000 last revised June 15, 2001(the "Lot 99-A Survey") and is more particularly described as follows:

Begin at the intersection of the northerly right of way of Industriplex Boulevard and the easterly right of way of Fieldstone Drive;

Thence N13°14'11"E along the east right of way of Fieldstone Drive, a distance of 291.70' to a point;

Thence S81°13'20"E a distance of 377.15' to a point;

Thence S13°14'11"W a distance of 321.02' to a point on the north right of way of Industriplex Boulevard;

Thence N76°45'49"W along the north right of way of Industriplex Boulevard a distance of 376.01' to the Point of Beginning.

Improvements thereon bear Municipal No. 11301 Industriplex Boulevard.

Together with those certain incorporeal rights established as follows:

i) Orig. 586, bndl 9988 - Servitude of Destination of the Owner as established by Baton Rouge Trade Center Partnership by act dated March 21, 1988, filed March 22, 1988. This is a non-exclusive servitude of common drive and passage, affecting a portion of Lots 99-A and 101-A.

(the "Incorporeal Rights").

Project 12 (#1602)
11441 Industriplex Blvd.

EXHIBIT A-2
LEGAL DESCRIPTION

Agent File No. 4671.5 Policy No. 19 0115 106 00000005

Baton Rouge 3

A CERTAIN PIECE OR PORTION OF GROUND, together with all the buildings and improvements thereon, situated in the that subdivision of East Baton Rouge Parish known as Baton Rouge Industriplex Subdivision, Fourth Filling and Baton Rouge Industriplex Subdivision, Fifth Filing and designated as Lot 104-A-1 according to Map Showing Resubdivision of Lots 103, 104-A and 105 Baton Rouge Industriplex Subdivision Fourth Filing and Lots 106-A and 107-A, Baton Rouge Industriplex Subdivision, Fifth Filing, creating Lots 103-A, 104-A-1 and 107-A-1, by James R. Clary, Sr., P.L.S., dated March 7, 1988, approved by East Baton Rouge Planning Commission March 9, 1988, recorded as Orig. 86, bndl. 9987, said Lot 104-A-1 is shown on a certain survey of Richard T. Dading (Reg. No. 4399), Dading, Marques & Associates, Inc., Job No. 009867, dated December 20, 2000 last revised June 15, 2001(the "Lot 104-A-1 Survey") and is more particularly described as follows:

Begin at the northeast intersection of Industriplex Boulevard and Sunbelt Court;

Thence along the northeasterly right of way line of Industriplex Boulevard along a curve having a radius of 290.20', a distance of 286.42' to point;

Thence continue along said right of way line N76°45'49"W a distance of 10.49 feet to a point;

Thence N13°14'11"E a distance of 343.42' to a point;

Thence S81°13'20"E a distance of 239.57' to a point;

Thence S09°04'39"W a distance of 275.02' to a point;

Thence S19°56'22"E a distance of 8.89' to a point;

Thence S50°55'59"E a distance of 165.01' to a point;

Thence S34°24'55"E a distance of 28.62' to a point on the north right of way line of Sunbelt Court;

Thence S69°47'07"W along the north right of way line of Sunbelt Court a distance of 216.58' to the Point of Beginning.

Improvements thereon bear Municipal No. 11441 Industriplex Boulevard.

Project 11 (#1601)
11200 Industriplex Blvd.

EXHIBIT A-2
LEGAL DESCRIPTION

Agent File No. 4671.5

Policy No. 19 0115 106 00000005

Baton Rouge 5

FOUR (4) CERTAIN PIECES OR PORTIONS OF GROUND, together with all the buildings and improvements thereon, situated in the subdivision of East Baton Rouge Parish, Louisiana, known as Baton Rouge Industriplex Subdivision, Fourth Filing, and being shown on the final plat of such subdivision prepared by Dawson Engineers, Inc., Consulting Civil Engineers, dated February 12, 1983, approved by East Baton Rouge Planning Commission March 30, 1983, recorded as Orig. 882, bndl. 9562, as Lots Seventy-Nine (79), Eighty (80), Eighty-One (81) and Eighty-Two (82), and as shown on a certain survey of Richard T. Dading (Reg. No. 4399) Dading, Marques & Associates, Inc., Job No. 009865, dated Jan. 5, 2001 last revised June 15, 2001 (the "Lots 79-82 Survey") and in accordance therewith, said lots are more particularly described as follows:

Begin at the intersection of the south right of way of Industriplex Boulevard and the west right of way of Fieldstone Drive;

Thence S13°14'11"W along the west right of way of Fieldstone Drive a distance of 287.80' to a point;

Thence N72°18'18"W a distance of 491.49' to a point;

Thence N13°14'11"E a distance of 249.59' to a point on the south right of way of Industriplex Boulevard;

Thence S76°45'49"E along the south right of way of Industriplex Boulevard a distance of 490.00' to the point Point of Beginning.

Improvements thereon bear Municipal No. 11200 Industriplex Boulevard.

Project 19 (#1613)
6565 Exchequer Drive, Baton Rouge

EXHIBIT A-2
LEGAL DESCRIPTION

Agent File No. 4671.5 Policy No. 19 0115 106 00000005

Baton Rouge 6

TWO (2) CERTAIN PIECES OR PORTIONS OF GROUND, together with all the buildings and improvements thereon, situated in the subdivision of East Baton Rouge Parish, Louisiana known as Baton Rouge Industriplex Subdivision, First and Second Filings, designated as Lot Nos. 33-A and 34-A and according to a map prepared by Dawson Engineers Incorporated, Consulting Civil Engineers, dated August 2, 1982, entitled "Map Showing Survey of a Resubdivision of Lot 18 of the Baton Rouge Industriplex Subdivision (First Filing) into Lot 18A and Lot 33 of the Baton Rouge Industriplex Subdivision (Second Filing) into Lot 33-A and Lot 34 of the Baton Rouge Industriplex Subdivision (Second Filing) into Lot 34-A, located in Section 6, T8S, R2E, Greensburg Land District, Parish of East Baton Rouge, Louisiana", approved by East Baton Rouge Planning Commission August 11, 1982, recorded as Orig. 557, bndl. 9514, according to a certain survey of Richard T. Dading Reg. No. 4399, Dading, Marques & Associates, Inc., Job No. 009869, dated January 8, 2001, last revised June 15, 2001 (the "Lots 33-A and 34-A Survey"), said Lots 33-A and 34-A are more particularly described as follows:

Commence at the north right of way line of Industriplex Boulevard and last right of way line of Exchequer Drive;

Thence N18°17'07"E along the east right of way of Exchequer Drive a distance of 300.00' to the Point of Beginning;

Thence continuing along the east right of way of Exchequer Drive N18°17'07"E a distance of 291.13' to a point;

Thence N89°41'35"E a distance of 456.21' to a point;

Thence S36°53'09"E a distance of 327.29' to a point;

Thence S01°22'42"W a distance of 260.94' to a point;

Thence N71°45'53"W a distance of 776.95' to the Point of Beginning.

Improvements thereon bear Municipal No. 6565 Exchequer Drive.

Projects 21 & 20 (#2157)
11965 and 11966 Lakeland Park Blvd.,
Baton Rouge

EXHIBIT A-2
LEGAL DESCRIPTION

Agent File No. 4671.5

Policy No. 19 0115 106 00000005

Baton Rouge 11/12

ONE (1) CERTAIN TRACT OR PARCEL OF LAND, together with all the buildings and improvements thereon, known as LOT A-2-3, LAKELAND PARK, situated in the Parish of East Baton Rouge, State of Louisiana, and shown on a plan of resubdivision prepared by Ashton & Associates, Inc., entitled "Final Plat of Lakeland Park, Second Filing, located in Section 31, T-7-S, R-2-E, East Baton Rouge Parish, La., for Lakeland Park Partnership," dated February 19, 1985, approved by East Baton Rouge Planning Commission on May 17, 1985, recorded as Orig. 368, bndl. 9750, and in accordance with a certain survey prepared by Richard T. Dading (Reg No. 4399), Dading, Marques & Associates, Inc., Job No. 009870, dated January 4, 2001, last revised June 15, 2001, (the 'Lots A-2-3 and A-2-2 Survey') said Lot A-2-3 is more particularly described as follows:

Begin at the intersection of the line common to Lot 35, Baton Rouge Industriplex Subdivision, Second Filing, and Lot A-2-3 and the westerly right of way line of Lakeland Park Boulevard;

Thence S89°41'35"W along said common line 483.84 feet to a point along a 45-foot drainage right of way;

Thence N09°01'35"E a distance of 292.39 feet to a point on the line common to Lots A-2-3 and A-2-2;

Thence S81°34'38"E a distance of 495.64 feet to a point on the westerly right of way line of Lakeland Park Boulevard;

Thence along said right of way line S13°26'50"W a distance of 205.31 feet to a point;
Thence S18°17'07"W a distance of 14.64 feet to the Point of Beginning.

AND

ONE (1) CERTAIN TRACT OR PARCEL OF LAND, together with all the buildings and improvements thereon, known as LOT A-2-2, LAKELAND PARK, situated in the Parish of East Baton Rouge, State of Louisiana, and shown on a plan of resubdivision prepared by Ashton & Associates, Inc., entitled "Final Plat of Lakeland Park, Second Filing, located in Section 31, T-7-S, R-2-E, East Baton Rouge Parish, La., for Lakeland Park Partnership," dated February 19, 1985, approved by East Baton Rouge Planning Commission on May 17, 1985 recorded as Orig. 368, bndl. 9750, and in accordance with a certain survey prepared by Richard T. Dading Reg. No. 4399, Dading, Marques & Associates, Inc., Job No. 009870, dated January 4, 2001,last revised June 15, 2001, Lot A-2-2 (the 'Lots A-2-3 and A-2-2 Survey') is more particularly described as follows:

Commence at the intersection of the line common to Lot 35, Baton Rouge Industriplex Subdivision, Second Filing, and Lot A-2-3 and the westerly right of way line of Lakeland Park Boulevard;

EXHIBIT A-2
LEGAL DESCRIPTION

Agent File No. 4671.5

Policy No. 19 0115 106 00000005

Baton Rouge 11/12 (Continued)

Thence N18°17'07"E a distance of 14.64 feet along said westerly right of way line;

Thence N13'26'50"E a distance of 205.31 feet to the Point of Beginning;

Thence N81'34'38"W a distance of 495.64 feet to a point on a 45-foot drainage right of way line;

Thence along said right of way line N09°01'35"E a distance of 216.08 feet to a point on the line common to Lots A-2-2 and A-2-1;

Thence S81°34'38"E a distance of 512.36 feet to a point on the westerly right of way line of Lakeland Park Boulevard;

Thence along said right of way line S13°26'50"W a distance of 216.90 feet to the Point of Beginning.

Improvements thereon bear Municipal No. 11955/11956 Lakeland Park Blvd.

EXHIBIT A-2
LEGAL DESCRIPTION

Project 2 (#1591)
520-524 Elmwood Park Blvd.

Agent File No. 4671.5

Policy No. 19 0115 106 00000005

Jefferson Business Center

A CERTAIN PIECE OR PORTION OF GROUND, together with all the buildings and improvements thereon, situated in the Parish of Jefferson, State of Louisiana, in that portion thereof known as Elmwood Industrial Park, designated as **Parcel 16-C-2**, per plan of Michael W. Flores, C.E. and L.S., dated April 3, 1985 last revised November 21, 1985, approved by Jefferson Parish Council Ordinance No. 16704 on December 18, 1985 filed in COB 1396, folio 307. According to a survey prepared by Richard T. Dading (Registration No. 4399) Dading, Marques & Associates, Inc., Job No. 009887, dated February 8, 2001 last revised June 15, 2001 (the Parcel 16-C-2 survey) Parcel 16-C-2 is described as follows:

Commence at the intersection of the west right of way line of Jefferson Highway and the south right of way line of Elmwood Park Boulevard, thence N47°25'41"W along the south right of way line of Elmwood Park Boulevard, a distance of 405.37 feet to the Point of Beginning; thence S42°33'47"W a distance of 521.05 feet to a point; thence N47°26'11"W a distance of 445.00 feet to a point; thence N42°33'47"E a distance of 521.12 feet to a point on the south right of way line of Elmwood Park Boulevard; thence along said right of way line S47°25'41"E a distance of 445.00 feet to the Point of Beginning.

Address: 520 and 524 Elmwood Park Boulevard.

Together with those certain incorporeal rights burdening and benefitting the land and established as follows:

i) COB 1916, folio 275 - Servitude of Destination of the Owner as established by Crow-Coleman, New Orleans #1, a Louisiana General Partnership by act dated March 21, 1988, registered as Entry No. 88-12359. This is a non-exclusive servitude of common drive and passage, affecting a portion of Parcels 16-C-2 and 16-C-3.

ii) COB 1913, folio 221 - Servitude of Destination of the Owner established by Crow-Coleman New Orleans #1, a Louisiana General Partnership, by act last dated March 16, 1988, filed as Entry No. 88-11515. This is a non-exclusive servitude of common drive affecting a portion of Parcels 16-C-1 and 16-C-2.

(collectively the "Incorporeal Rights").

EXHIBIT A

Legal Description of Property

ONE CERTAIN LOT OR PARCEL OF GROUND, together with all of the buildings and improvements thereon, situated in the Parish of East Baton Rouge, State of Louisiana, in that subdivision known as Interstate Park, and being designated on the official resubdivision map on file and of record in Orig. 322, Bndl. 10327 of the official records of the clerk and recorder of the Parish of East Baton Rouge as Lot 9-A-1, Interstate Park, said lot having such size, shape and dimensions as are shown on said map. All as more fully shown on the plat of survey by Baton Rouge Land Surveying, Inc., Carl A. Jeansonne, R.P.L.S., dated June 10, 2003, a copy of which is attached hereto and made a part hereof.

Being the same property acquired by Seller from Paul Toups by an Act of Cash Sale before Edward J. Aucoin, Notary, dated February 5, 1997, and filed in the records of East Baton Rouge Parish, Louisiana on February 6, 1997, at Orig. 530, Bndl. 10763.

EXHIBIT "A-1"

STREET ADDRESSES

1. 2533 Bert Kouns, Shreveport, Louisiana
2. 2160 McGaw Road, Columbus, Ohio
3. 2410 McGaw Road, Columbus, Ohio
4. 5160 Blazer Parkway, Columbus, Ohio
5. 7042 Alamo Downs Parkway, San Antonio, Texas
6. 1700 Grandstand Drive, San Antonio, Texas
7. 5405 Bandera Road, San Antonio, Texas
8. 7402-7648 Reindeer Trail, San Antonio, Texas
9. 115 Canvasback, New Orleans, Louisiana
10. 110 Widgeon, New Orleans, Louisiana
11. 100 James Drive, New Orleans, Louisiana
12. 120 Mallard Street, New Orleans, Louisiana
13. 110 James Drive, New Orleans, Louisiana
14. 115 James Drive West, New Orleans, Louisiana
15. 125 James Drive West, New Orleans, Louisiana
16. 161 James Drive West, New Orleans, Louisiana
17. 150 James Drive East, New Orleans, Louisiana
18. 160 James Drive East, New Orleans, Louisiana
19. 190 James Drive East, New Orleans, Louisiana
20. 150 Canvasback, New Orleans, Louisiana
21. 107 Mallard Street, New Orleans, Louisiana
22. 125 Mallard Street, New Orleans, Louisiana
23. 143 Mallard Street, New Orleans, Louisiana
24. 150 Teal Street, New Orleans, Louisiana
25. 2675 Valley View, Shreveport, Louisiana
26. 11301 Industriplex Blvd., Baton Rouge, Louisiana
27. 11441 Industriplex Blvd., Baton Rouge, Louisiana
28. 11200 Industriplex Blvd., Baton Rouge, Louisiana
29. 6565 Exchequer Drive, Baton Rouge, Louisiana
30. 11955-11965 Lakeland, Baton Rouge, Louisiana
31. 520-524 Elmwood Park, New Orleans, Louisiana
32. 4-6735 Exchequer, Baton Rouge, Louisiana

EXHIBIT "B"

PERMITTED TITLE EXCEPTIONS

1. Acts of Buyer, and those claiming by, through and under Buyer.

2. General and special taxes and assessments for the year of Closing which are not yet due and payable.

3. Zoning, building and other governmental and quasi-governmental laws, codes and regulations.

4. Covenants, conditions, restrictions, and private or public utility easements of record.

5. Any matters which would be disclosed by an accurate survey or inspection of the Property, including, encroachments, overlaps, boundary line disputes, or other matters.

6. Such other matters as may become Permitted Title Exceptions pursuant to Article 6 of the Agreement

SCHEDULE 201(b)

LIST OF EQUIPMENT

[None]

SCHEDULE 201(d)

LIST OF SERVICE AGREEMENTS

[Seller to Attach]

SEALY PORTFOLIO SERVICE AGREEMENTS SCHEDULE

	Date	Vendor	Service Performed
San Antonio			
7042 Alamo Downs Pkwy	1/1/2006	Termi Tech	Pest Control
	1/1/2006	Prestonwood Landscape	Landscaping
	4/6/2006	Clear Vision	Window Cleaning
		York/Preventive Main	HVAC maintenance
		Mechanical Maintenance of TX	HVAC maintenance
1700 Grandstand Drive	1/1/2006	Termi Tech	Pest Control
	1/1/2006	Prestonwood Landscape	Landscaping
	4/6/2006	Clear Vision	Window Cleaning
	1/24/2006	AmTech Lighting	Light Maintenance
		York/Preventive Main	HVAC maintenance
5405 Bandera Rd	1/1/2006	Termi Tech	Pest Control
	1/1/2006	Prestonwood Landscape	Landscaping
	1/24/2006	AmTech Lighting	Light Maintenance
	4/6/2006	Clear Vision	Window Cleaning
7402-7648 Reindeer Trail	1/1/2006	Termi Tech	Pest Control
	1/1/2006	Prestonwood Landscape	Landscaping
	4/6/2006	Clear Vision	Window Cleaning
	8/6/2006	Bexar Towing	Towing
	1/24/2006	AmTech Lighting	Light Maintenance
Baton Rouge			
11301 Industriplex Blvd.	10/17/2000	Honeywell - Alarm	Fire Sprinkler monitoring
	9/1/2006	ProScape	Landscaping
11441 Industriplex Blvd.	9/1/1996	Honeywell - Alarm	Fire Sprinkler monitoring
	9/1/2006	ProScape	Landscaping
11200 Industriplex Blvd.	9/1/1996	Honeywell - Alarm	Fire Sprinkler monitoring
	9/1/2006	ProScape	Landscaping
6565 Exchequer Dr.	9/1/1996	Honeywell - Alarm	Fire Sprinkler monitoring
	9/1/2006	ProScape	Landscaping

SEALY PORTFOLIO SERVICE AGREEMENTS SCHEDULE

	Date	Vendor	Service Performed
6735 Exchequer Dr.	6/7/2004	Honeywell - Alarm	Fire Sprinkler monitoring
	9/1/2006	ProScape	Landscaping
11955-11965 Lakeland Pk	9/1/2006	ProScape	Fire Sprinkler monitoring
Shreveport			
7699 W. Bert Kouns			
2675 Valley View			
2533 Bert Kouns	2/23/2005	BFI	Wast Disposal
Columbus			
2160 McGaw Rd			
2410 McGaw Rd			
5160 Blazer Parkway		JaniKing	Janitorial
		Buckeye Landscape	Landscaping
		ADT	Fire Sprinkler monitoring
New Orleans			
115 Canvasback Dr.	9/1/2006	Green N Clean	Landscaping
110 Widgeon	6/25/2004	Honeywell - Alarm	Fire Sprinkler monitoring
	9/1/2006	Green N Clean	Landscaping
115 James Drive West	9/1/2006	Green N Clean	Landscaping
125 James Drive West	9/1/2006	Green N Clean	Landscaping
161James Drive West	9/1/2006	Green N Clean	Landscaping
150 James Drive West	7/25/2000	Honeywell - Alarm	Fire Sprinkler monitoring
	4/1/2006	Vinson Guard	Security
	9/1/2006	Green N Clean	Landscaping
190 James Drive East	9/1/2006	Green N Clean	Landscaping
150 Canvasback	6/9/2004	Honeywell - Alarm	Fire Sprinkler monitoring

SEALY PORTFOLIO SERVICE AGREEMENTS SCHEDULE

	Date	Vendor	Service Performed
	9/1/2006	Green N Clean	Landscaping
107 Mallard St.	9/1/2006	Green N Clean	Landscaping
125 Mallard St.	9/1/2006	Green N Clean	Landscaping
143 Mallard St.	9/1/2006	Green N Clean	Landscaping
150 Teal St.	11/15/1999	Honeywell - Alarm	Fire Sprinkler monitoring
	9/1/2006	Green n Clean	Landscaping
520-524 Elmwood Park		Bywater Bldg - Janitorial	Janitorial
	9/1/1996	Honeywell - Alarm	Fire Sprinkler monitoring
	9/1/1996	Honeywell - Alarm	Fire Sprinkler monitoring
	9/1/2006	Green n Clean	Landscaping
	7/1/2000	Thyssen Dover Elevator	Elevator maintenance
100 James Drive		Bywater Bldg - Janitorial	Janitorial
	7/1/2000	Thyssen Dover Elevator	Elevator maintenance
	7/11/2002	Pratt Landry Assoc/Alarm	Fire Alarm monitoring
	9/1/2006	Green n Clean	Landscaping
120 Mallard St.		Bywater Bldg - Janitorial	Janitorial
	7/1/2000	Thyssen Dover Elevator	Elevator maintenance
	1/15/1999	Pratt Landry Assoc/Alarm	Fire Alarm monitoring
	9/1/2006	Green n Clean	Landscaping
110 James Drive West		Bywater Bldg - Janitorial	Janitorial
	7/1/2000	Thyssen Dover Elevator	Elevator maintenance
	9/1/2006	Green n Clean	Landscaping
160 James Drive East		Bywater Bldg - Janitorial	Janitorial
	9/1/2006	Green n Clean	Landscaping

SCHEDULE 404

RENT ROLL

[Seller to Attach]

Database: SEALYDATA
Bldg Status: Active only

Sealy SHV/NO, LP
Rent Roll
As of 12/14/2006

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
1-133-06	**SHV/NO-2533 Bert Kouns**														
Vacant Suites															
106		*Vacated on 8/31/2005*			2,025	2,025									
					3.60%										
219		*Vacated on*			2,373	2,373									
					4.22%										
225C		*Vacated on*			3,592	3,592									
					6.39%										
Occupied Suites															
104	000030	J. Houston Bosley, M. D.	6/1/1998	5/31/2010	2,586	2,586		RICBR		1,832.46	8.50				
	1133BOSHO1				4.60%		$1,739.00	RRCAM		365.42	1.70				
								RRINS		40.38	0.19				
								RRPTX		259.34	1.20				
105	000067	Advantage Finance Corp.	4/1/2004	3/31/2009	913	913		RICBR		760.83	10.00				
	1133ADVFI1				1.62%		$760.83	RRCAM		129.01	1.70				
								RRINS		14.26	0.19				
								RRPTX		91.56	1.20				
107	000076	Jobe, Lewis, Cotton & Porter	2/1/1994	1/31/2009	4,086	4,086		RICBR		3,064.50	9.00				
	1133JOBCO1				7.27%		$0.00	RRCAM		577.37	1.70				
								RRINS		63.80	0.19				
								RRPTX		409.77	1.20				
108	000085	XYZ Risk Services	12/1/2002	11/30/2007	1,562	1,562		RICBR		976.25	7.50				
	1133XYZRI1				2.78%		$585.75	RRCAM		220.72	1.70				
								RRINS		24.39	0.19				
								RRPTX		156.65	1.20				
109	002717	Edward D. Jones Company	11/1/1996	10/31/2011	1,309	1,309		RICBR		927.21	8.50	RICBR	11/1/2009	950.00	8.71
	1133EDWJO1				2.33%		$0.00	RRCAM		184.97	1.70	RICBR	11/1/2010	975.00	8.94
								RRINS		20.44	0.19				
								RRPTX		131.27	1.20				
		Option No. 1 — Date 8/31/2011 — Type REN — Notes 1-5 Yr. @ $1,125/mo.													
111	000072	Clinical Pathology Laboratores	12/17/2003	12/31/2006	1,360	1,360		RICBR		1,020.00	9.00				
	1133CLIPA1				2.42%		$1,202.00	RRCAM		192.16	1.70				
								RRINS		21.24	0.19				
								RRPTX		136.39	1.20				
117	000083	Synergy Home Care -NW Region	4/1/2005	9/30/2007	2,457	2,457		RICBR		4,216.42	20.59				
	1133SYNHO1				4.37%		$1,945.13	RRCAM		405.41	1.98				
								RRINS		44.80	0.22				
								RRPTX		287.72	1.41				
		Additional Space 115 002001	10/1/2005	9/30/2007	2,869	2,869	$0.00								
				Total	5,326	5,326									

Sealy SHV/NO, LP
Rent Roll
As of 12/14/2006

Suite Id	Lease Id	Occupant Name	Move-In Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
119	000073	Curves for Women	8/1/2004	7/31/2007	2,167	2,167		RICBR		1,444.66	8.00				
	1133CURWO1				3.86%		$1,444.66	RRCAM		306.21	1.70				
								RRINS		33.84	0.19				
								RRPTX		217.32	1.20				
121	000079	Orthopedic Specialists of LA	10/1/2003	9/30/2007	3,775	3,775		RICBR		2,516.67	8.00				
	1133ORTSP1				6.72%		$2,516.67	RRCAM		533.42	1.70				
								RRINS		58.95	0.19				
								RRPTX		378.58	1.20				

Option No.	Date	Type	Notes
1		TER	

Suite Id	Lease Id	Occupant Name	Move-In Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
123	000084	Wayne Webb	1/1/1990	11/30/2007	1,723	1,723		RICBR		1,292.25	9.00				
	1133WEBWA1				3.07%		$1,421.48	RRCAM		243.47	1.70				
								RRINS		26.90	0.19				
								RRPTX		172.79	1.20				
125	002199	Cardinal Health, 414, Inc.	4/1/2000	3/31/2007	1,346	1,346		RICBR		1,177.75	10.50				
	1133CENPH1				2.40%		$1,177.69	RRCAM		190.19	1.70				
								RRINS		21.02	0.19				
								RRPTX		134.98	1.20				

Option No.	Date	Type	Notes
2	12/31/2006	REN	1-1 Yr. TBN not be exceed CPI

Suite Id	Lease Id	Occupant Name	Move-In Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
205	002002	Sterling Healthcare Services	9/15/1993	7/31/2007	13,067	13,067		RICBR		8,711.33	8.00				
	1133STEHE1				23.25%		$2,452.99	RRCAM		1,846.42	1.70				
								RRINS		204.04	0.19				
								RRPTX		1,310.43	1.20				
217	000071	Charter Credit Corporation	3/1/1991	6/30/2006	891	891		RICBR		705.37	9.50				
	1133CHACR1				1.59%		$556.88	RRCAM		125.90	1.70				
								RRINS		13.91	0.19				
								RRPTX		89.35	1.20				
223	000080	Pitney Bowes, Inc.	6/1/2003	5/31/2008	5,433	5,433		RICBR		3,622.00	8.00				
	1133PITBO1				9.67%		$0.00	RRCAM		767.71	1.70				
								RRINS		84.84	0.19				
								RRPTX		544.85	1.20				

Option No.	Date	Type	Notes
1		FRL	On adj. space if available
2	5/1/2008	REN	2-5 Yr. @ Mkt.

Suite Id	Lease Id	Occupant Name	Move-In Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
225A	002655	Carlos V. Boston		8/31/2009	948	948		RICBR		829.50	10.50				
	1133CARBO1				1.69%		$0.00	RRCAM		136.00	1.72				
								RRINS		15.00	0.19				
								RRPTX		95.00	1.20				

Database: SEALYDATA
Bldg Status: Active only

Sealy SHV/NO, LP
Rent Roll
As of 12/14/2006

Suite Id	Lease Id	Occupant Name		Move-In Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
2258	002081	Benco Dental Supply Co.		1/1/2006	12/31/2010	1,715	1,715		RICBR		1,500.62	10.50				
	1133BENDE1					3.05%		$1,500.62	RRCAM		184.36	1.29				
									RRINS		14.29	0.10				
									RRPTX		185.79	1.30				
Totals:		Building Sq. Ft.	Entity Sq. Ft.	Difference				Total Security Deposits								
		56,197	56,197	0				$17,303.70	RICBR		34,597.82		0.00			
			Occupied Sqft:	85.78%	17 Units	48,207	48,207		RRCAM		6,408.76		0.00			
			Leased/Unoccupied Sqft:		0 Units	0	0		RRINS		702.10		0.00			
			Vacant Sqft:	14.22%	3 Units	7,990	7,990		RRPTX		4,601.79		0.00			
			Total Sqft:		20 Units	56,197	56,197									
									Totals:		46,310.47					

Sealy OH, LP
Rent Roll
As of 12/14/2006

Suite Id	Lease Id	Occupant Name	Move-In Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Future Rent Increases Monthly Amt	PSF
1-134-02 Ohio-2160 McGaw Rd.															
Vacant Suites															
2162		*Vacated on*			40,048 12.91%	0									
Occupied Suites															
2160	000087 1134EXELO1	Exel Logistics, Inc.	2/1/1999	1/31/2009	174,501 56.27%	3,103	$73,421.00	RICBR		33,446.03	2.30				
								RRCAM		436.25	0.03				
								RRINS		782.17	0.05				
								RRPTX		5,004.40	0.34				
	Option No. 1	Date 4/30/2008; Type REN; Notes 1-5 Yr. @ 95% of FMV													
2160B	002417 1134EXELO1	Exel, Inc.	5/1/2006	5/31/2006	9,721 3.13%	0	$0.00	RICBR		2,025.21	2.50				
								RRCAM		24.30	0.03				
								RRINS		43.50	0.05				
								RRPTX		287.67	0.36				
2164	000088 1134EXELO1	Exel Logistics, Inc.	6/15/2004	6/30/2005	57,937 18.68%	4,023	$0.00	RICBR		11,104.59	2.30				
								RRCAM		144.84	0.03				
								RRINS		259.69	0.05				
								RRPTX		1,661.54	0.34				
2166	002647 1134EXEIN1	Exel, Inc.	8/21/2006	9/30/2006	9,129 2.94%	0	$0.00	RICBR		1,901.88	2.50				
								RRCAM		22.82	0.03				
								RRINS		38.04	0.05				
								RRPTX		258.66	0.34				
2168	002648 1134EXEIN1	Exel, Inc.	8/21/2006	9/30/2006	9,129 2.94%	0	$0.00	RICBR		1,901.88	2.50				
								RRCAM		22.82	0.03				
								RRINS		38.04	0.05				
								RRPTX		258.66	0.34				
2170	002646 1134EXEIN1	Exel, Inc.	8/14/2006	9/30/2006	9,641 3.11%	0	$0.00	RICBR		2,008.54	2.50				
								RRCAM		24.10	0.03				
								RRINS		40.17	0.05				
								RRPTX		273.16	0.34				

Totals:

Building Sq. Ft.	Entity Sq. Ft.	Difference		Rentable Sqft	Office Sqft	Total Security Deposits		Monthly	Cat
310,106	310,106	0				$73,421.00	RICBR	52,388.13	0.00
	Occupied Sqft:	87.09%	6 Units	270,058	7,126		RRCAM	675.13	0.00
	Leased/Unoccupied Sqft:		0 Units	0	0		RRINS	1,201.61	0.00
	Vacant Sqft:	12.91%	1 Units	40,048	0		RRPTX	7,744.09	0.00
	Total Sqft:		7 Units	310,106	310,106				
							Totals:	62,008.96	

1-134-03 Ohio-2410 McGaw Rd.

Occupied Suites

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
2410	000100 1134SPRIC1	S. P. Richards Co.	7/1/1995	6/30/2011	86,400 100.00%	3,302	$0.00	RICBR		14,400.00	2.00	RICBR	7/1/2007	15,480.00	2.15
								RRPTX		3,211.08	0.45	RICBR	7/1/2009	16,560.00	2.30

Totals:

Building Sq. Ft. 86,400	Entity Sq. Ft. 86,400	Difference 0				Total Security Deposits $0.00	
	Occupied Sqft:	100.00%	1 Units	86,400	3,302	RICBR 14,400.00	0.00
	Leased/Unoccupied Sqft:		0 Units	0	0	RRPTX 3,211.08	0.00
	Vacant Sqft:		0 Units	0	0		
	Total Sqft:		1 Units	86,400	86,400		

Totals: 17,611.08

1-134-05 Ohio-5160 Blazer Parkway

Occupied Suites

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Start Date	Monthly Amt	PSF
5160	000092 1134BATME1	Battelle Memorial Institute	12/13/2004	3/31/2010	59,684 69.43%	23,033	$0.00	OITIR		15,760.00	3.17	RICBR	3/1/2007	24,868.33	5.00
								RICBR		23,624.92	4.75	RICBR	3/1/2008	26,111.75	5.25
								RRCAM		4,170.30	0.84	RICBR	3/1/2009	27,355.17	5.50
								RRINS		379.79	0.08				
								RRPTX		4,920.21	0.99				
								UELEP		4,651.86	0.94				
								UGASP		1,527.48	0.31				
								UWATP		925.74	0.19				

Option No.	Date	Type	Notes
1	9/1/2009	REN	2-5 Yr. @ Mkt.
2	9/1/2014	REN	1-5 Yr. @ Mkt.
3		FOL	On any vacancy in bldg.

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Start Date	Monthly Amt	PSF
5168	002212 1134ALKCO1	Command Data, Inc.	11/1/1994	6/30/2009	26,278 30.57%	13,636	$13,282.50	RICBR		20,803.42	9.50	RICBR	7/1/2007	21,350.88	9.75
								RROPE		728.39	0.33	RICBR	7/1/2008	22,898.33	10.46

Option No.	Date	Type	Notes
1	1/1/2009	REN	1-3 Yr. @ Mkt.
2		FRL	ROFR on any space available

Totals:

Building Sq. Ft. 85,962	Entity Sq. Ft. 85,962	Difference 0				Total Security Deposits $13,282.50	
						OITIR 15,760.00	0.00
	Occupied Sqft:	100.00%	2 Units	85,962	36,669	RICBR 44,428.34	0.00
	Leased/Unoccupied Sqft:		0 Units	0	0	RRCAM 4,170.30	0.00
	Vacant Sqft:		0 Units	0	0	RRINS 379.79	0.00
	Total Sqft:		2 Units	85,962	85,962	RROPE 728.39	0.00
						RRPTX 4,920.21	0.00
						UELEP 4,651.86	0.00
						UGASP 1,527.48	0.00
						UWATP 925.74	0.00
						Totals: 77,492.11	

1-172-01 Alamo Bldgs-7042 Alamo Downs Parkway

Vacant Suites

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
350		*Vacated on 11/30/2006*			2,155	2,155									
					7.70%										
350A		*Vacated on*			664	664									
					2.37%										
550		*Vacated on 10/11/2006*			2,661	2,661									
					9.51%										

Occupied Suites

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
100	000227	Alliance for Quality Childcare	7/1/2003	8/31/2008	2,224	1,624		RICBR		1,529.00	8.25				
	1172ALLQU1				7.95%		$2,023.83	RRCAM		429.24	2.32				
								RRINS		25.61	0.14				
								RRPTX		188.35	1.02				
250	000231	Tradesmen International, Inc.	12/1/1998	11/30/2008	2,744	2,744		RICBR		2,039.00	8.92	RICBR	12/1/2007	2,149.00	9.40
	1172TRAIN1				9.80%		$2,341.00	RRCAM		431.25	1.89				
								RRINS		31.60	0.14				
								RRPTX		232.39	1.02				
300	002205	Meiji Corporation	3/1/2006	2/28/2009	2,259	2,259		RICBR		913.01	4.85	RICBR	3/1/2007	1,082.44	5.75
	1172MEICO1				8.07%		$2,130.08	RRCAM		437.00	2.32	RICBR	3/1/2008	1,223.63	6.50
								RRINS		26.00	0.14				
								RRPTX		192.00	1.02				
370	000228	Coram Alternate Site Services	12/1/2003	11/30/2008	3,926	3,046		RICBR		2,609.18	7.98				
	1172CORAL1				14.03%		$3,098.20	RRCAM		757.73	2.32				
								RRINS		45.22	0.14				
								RRPTX		332.50	1.02				

Option No.	Date	Type	Notes
1	5/1/2008	REN	1-5 Yr. @ Mkt.

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
400	002318	Xpress Signs	5/1/2006	7/31/2011	2,877	786		RICBR		1,558.38	6.50				
	1172EXPSI1				10.28%		$2,533.63	RRCAM		556.00	2.32				
								RRINS		34.00	0.14				
								RRPTX		245.00	1.02				

Option No.	Date	Type	Notes
1	10/11/2000	REN	1-5 Yr. @ Mkt.

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
450	000230	Southern Star, Inc.	10/28/2004	10/31/2007	3,791	1,575		RICBR		1,816.52	5.75				
	1172SOUST1				13.55%		$2,669.52	RRCAM		731.66	2.32				
								RRINS		43.66	0.14				
								RRPTX		321.06	1.02				
500	002266	City of San Antonio	3/1/2006	2/29/2008	1,926	1,926		RICBR		1,369.07	8.53				
	1172CITSA1				6.88%		$0.00								

Option No.	Date	Type	Notes
1	2/1/2008	REN	1-3 Yr. @ Mkt.

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit	Charge	End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
600	000232 1172ENGFI1	Engineering & Fire Invstgtn.	1/1/2001	1/31/2007	2,760 9.86%	2,760	$0.00	RICBR		1,807.69	7.86				
								RRCAM		532.69	2.32				
								RRINS		31.79	0.14				
								RRPTX		233.75	1.02				
Totals:	Building Sq. Ft. 27,987	Entity Sq. Ft. 27,987	Difference 0				Total Security Deposits $14,796.26	RICBR		13,641.85		0.00			
		Occupied Sqft:	80.42%	8 Units	22,507	16,720		RRCAM		3,875.59		0.00			
		Leased/Unoccupied Sqft:		0 Units	0	0		RRINS		237.88		0.00			
		Vacant Sqft:	19.58%	3 Units	5,480	5,480		RRPTX		1,745.05		0.00			
		Total Sqft:		11 Units	27,987	27,987									
								Totals:		19,500.37					
1-172-02	**Alamo Bldgs-1700 Grandstand Dr.**														
Vacant Suites															
1745		*Vacated on 6/30/2005*			2,718 4.55%	1,633									
1759		*Vacated on 3/31/2006*			6,760 11.31%	3,655									
Occupied Suites															
1701	000239 1172UNIHO1	Universal Hospital Services	9/1/1987	9/30/2008	6,159 10.31%	3,704	$0.00	RICBR		3,721.07	7.25				
								RRCAM		805.12	1.57				
								RRINS		62.29	0.12				
								RRPTX		646.83	1.26				
1707	000217 1172QUAAN1	Quantum Analytical Laboratory	5/1/2002	6/30/2010	896 1.50%	896	$712.00	RICBR		568.73	7.62	RICBR	7/1/2007	583.70	7.82
								RRCAM		117.13	1.57	RICBR	7/1/2009	598.67	8.02
								RRINS		9.06	0.12				
								RRPTX		94.10	1.26				
1709	000056 1172KCEIN1	K.C. Engineering, Inc.	7/1/2005	6/30/2008	1,944 3.25%	1,081	$1,562.50	RICBR		1,174.50	7.25				
								RRCAM		254.12	1.57				
								RRINS		19.66	0.12				
								RRPTX		204.16	1.26				
1711	000225 1172LUCTE1	Lucent Technologies, Inc.	9/1/2005	8/31/2007	2,671 4.47%	1,565	$0.00	RICBR		1,530.66	6.88				
								RRCAM		349.16	1.57				
								RRINS		27.01	0.12				
								RRPTX		280.51	1.26				

Option No.	Date	Type	Notes
1	3/1/2007	REN	1-2 Yr. @ 7.20/sf NNN

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit	Charge	End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
1715	000235 1172POWTE1	Power Tech Components, Inc.	7/1/2003	6/30/2008	4,881 8.17%	1,327	$3,811.25	RICBR		3,243.83	7.97				
								RRCAM		638.05	1.57				
								RRINS		49.37	0.12				
								RRPTX		512.61	1.26				

Sealy Alamo Bldgs, LP
Rent Roll
As of 12/14/2006

Suite Id	Lease Id	Occupant Name	Move-In Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
1721	000280	Heat & Treat of So. Texas	8/1/2003	9/30/2007	2,603	1,203		RICBR		1,561.80	7.20	RLFRE	9/1/2007	-1,561.80	-7.20
	1172HEATR1				4.36%		$1,864.66	RRCAM		340.27	1.57				
								RRINS		26.33	0.12				
								RRPTX		273.37	1.26				

Option No.	Date	Type	Notes
1		TER	Opt. to Cancel w/3 mo. penalty

Suite Id	Lease Id	Occupant Name	Move-In Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
1731	000233	Carrmark, Inc.	2/1/1999	1/31/2009	18,200	18,200		RICBR		12,133.33	8.00	RICBR	2/1/2007	12,891.67	8.50
	1172CARIN1				30.46%		$0.00	RRCAM		1,501.73	0.99				
								RRINS		184.07	0.12				
								RRPTX		1,911.38	1.26				

Option No.	Date	Type	Notes
1	10/1/2008	REN	1-5 Yr. @ Mkt.
2		FOL	On any space in bldg. C
3		TER	Opt. to Cancel w/penalty - see lease

Suite Id	Lease Id	Occupant Name	Move-In Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
1753	000240	United Refrigeration, Inc.	7/1/1999	6/30/2009	12,922	2,205		RICBR		6,137.95	5.70	RICBR	7/1/2007	6,353.32	5.90
	1172UNIRE1				21.63%		$6,514.00	RRCAM		1,689.18	1.57	RICBR	7/1/2008	6,568.68	6.10
								RRINS		130.69	0.12				
								RRPTX		1,357.08	1.26				

Totals:

Building Sq. Ft.	Entity Sq. Ft.	Difference		Rentable Sqft	Office Sqft	Total Security Deposits		Monthly	Cat
59,754	59,754	0				$14,464.41	RICBR	30,071.87	0.00
	Occupied Sqft	84.14%	8 Units	50,276	30,181		RRCAM	5,694.76	0.00
	Leased/Unoccupied Sqft		0 Units	0	0		RRINS	508.48	0.00
	Vacant Sqft	15.86%	2 Units	9,478	5,288		RRPTX	5,280.04	0.00
	Total Sqft		10 Units	59,754	59,754				
							Totals:	41,555.15	

1-172-03 Alamo Bldgs-5405 Bandera Rd.

Vacant Suites

Suite Id		Rentable Sqft	Office Sqft
119	*Vacated on 12/31/2004*	8,250 5.67%	0

Occupied Suites

Suite Id	Lease Id	Occupant Name	Move-In Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF
101	002138	Plan B, Inc.	9/1/2002	11/30/2008	13,039	7,526		RICBR		4,607.14	4.24
	1172PLANB2				8.97%		$6,367.38	RRCAM		905.68	0.83
								RRINS		78.37	0.07
								RRPTX		966.51	0.89

Option No.	Date	Type	Notes
1		FRL	ROFR on Suite 104 @ Same rate if within 1st year of renewal.

Sealy Alamo Bldgs, LP
Rent Roll
As of 12/14/2006

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
104	002238	31-W Insulation Co.	11/1/2002	12/31/2006	6,902	1,896		RICBR		3,151.31	4.25				
	117231WIN1				6.12%		$4,353.08	RRCAM		618.34	0.83				
								RRINS		53.50	0.07				
								RRPTX		659.86	0.89				
106	000242	Allegro, Ltd.	10/28/2002	12/31/2006	11,305	4,897		RICBR		4,035.89	4.28				
	1172ALLIN1				7.78%		$5,530.03	RRCAM		785.24	0.83				
								RRINS		67.94	0.07				
								RRPTX		837.98	0.89				
109	000258	Vero Candies	4/1/2000	8/31/2006	11,250	1,541		RICBR		3,937.50	4.20				
	1172VERCA1				7.74%		$6,969.50	RRCAM		781.43	0.83				
								RRINS		67.61	0.07				
								RRPTX		833.91	0.89				

Option No.	Date	Type	Notes
1		FRL	ROF on adj. 9000 s/f

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
111	000247	Hill Rom Company, Inc.	6/8/2005	5/31/2010	6,750	818		RICBR		3,290.63	5.85				
	1172HILLR2				4.64%		$4,381.63	RRCAM		468.86	0.83				
								RRINS		40.57	0.07				
								RRPTX		500.35	0.89				
113	000245	CPI Office Products	10/26/2004	10/31/2007	6,750	1,800		RICBR		2,025.00	3.60				
	1172CPIOF1				4.64%		$3,008.00	RRCAM		468.86	0.83				
								RRINS		40.57	0.07				
								RRPTX		500.35	0.89				
115	002262	Southwest Methodist Hospital	7/1/1997	4/30/2009	9,000	725		RICBR		3,250.00	4.33				
	1172SOUME1				6.19%		$1,400.00	RRCAM		625.14	0.83				
								RRINS		54.09	0.07				
								RRPTX		667.13	0.89				
116	000220	Didak, Inc.	9/1/2005	8/31/2010	4,500	1,920		RICBR		1,485.00	3.96	RICBR	9/1/2006	1,633.50	4.36
	1172DIDAK1				3.10%		$2,059.00	RRCAM		218.00	0.58				
								RRINS		26.00	0.07				
								RRPTX		330.00	0.88				
117	000244	Chemisetto, Inc.	8/1/2004	7/31/2007	5,250	2,235		RICBR		1,680.00	3.84				
	1172CHEIN1				3.61%		$7,335.00	RRCAM		364.67	0.83				
								RRINS		31.55	0.07				
								RRPTX		389.16	0.89				
120	000250	Plan B, Inc.	6/1/2004	8/31/2004	4,500	0		RICBR		1,100.00	2.93				
	1172PLANB1				3.10%		$0.00								
121	002241	Texaco	4/1/2006	5/31/2011	15,750	1,886		RICBR		4,186.88	3.19	RICBR	10/1/2007	4,436.25	3.38
	1172TEXAC1				10.83%		$7,205.50	RRCAM		761.00	0.58	RICBR	10/1/2008	5,040.00	3.84
								RRINS		92.00	0.07	RICBR	10/1/2010	5,197.50	3.96
								RRPTX		1,155.00	0.88				

Option No.	Date	Type	Notes
1		TER	To Terminate 5,912 sf known as Suite 122

Sealy Alamo Bldgs, LP
Rent Roll
As of 12/14/2006

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
124	002321	Alamo Factory Direct	10/1/2005	6/30/2009	11,250	1,656		RICBR		3,712.50	3.96				
	1172ALAFA1				7.74%		$5,147.50	RRCAM		778.00	0.83				
								RRINS		66.00	0.07				
								RRPTX		834.00	0.89				
127	002357	Gulf & Basco, L. P.	3/15/1999	12/31/2007	13,471	3,530		RICBR		4,563.82	4.07				
	1172MASTE2				9.27%		$5,356.56	RRCAM		935.70	0.83				
								RRINS		80.96	0.07				
								RRPTX		998.54	0.89				

Option No.	Date	Type	Notes
2	11/1/2006	REN	1-1 Yr. @ Mkt.

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
130	002320	Chem Station of Texas	6/14/2006	6/30/2009	4,200	866		RICBR		1,386.00	3.96				
	1172CHEST1				2.89%		$2,014.00	RRCAM		291.00	0.83				
								RRINS		25.00	0.07				
								RRPTX		312.00	0.89				
131	002489	Ameraguard Holdings Ltd.	6/12/2006	8/31/2009	3,913	630		RICBR		1,291.29	3.96	RICBR	9/1/2007	1,369.55	4.20
	1172AMEHO1				2.69%		$2,031.81	RLFRE	7/31/2007	-430.43	-1.32	RICBR	9/1/2008	1,447.81	4.44
								RRCAM		271.00	0.83				
								RRINS		23.00	0.07				
								RRPTX		290.00	0.89				
133	000057	Ameraguard Bedliners	6/1/2005	8/31/2008	7,314	953		RICBR		2,011.35	3.30	RICBR	9/1/2007	2,194.20	3.60
	1172AMEBE1				5.03%		$3,127.20	RRCAM		354.00	0.58				
								RRINS		43.00	0.07				
								RRPTX		536.00	0.88				

Option No.	Date	Type	Notes
1	12/31/2007	REN	1-2 Yr. @ Mkt.

Totals:

Building Sq. Ft.	Entity Sq. Ft.	Difference		Rentable Sqft	Office Sqft
145,394	145,394	0			
	Occupied Sqft	94.33%	16 Units	137,144	32,881
	Leased/Unoccupied Sqft		0 Units	0	0
	Vacant Sqft	5.67%	1 Units	8,250	0
	Total Sqft		17 Units	145,394	145,394

Total Security Deposits $66,286.21

	Monthly	Cat
RICBR	45,714.31	0.00
RLFRE	-430.43	0.00
RRCAM	8,826.92	0.00
RRINS	790.16	0.00
RRPTX	9,810.79	0.00
Totals:	64,511.75	

1-172-04 Alamo Bldgs-7402-7648 Reindeer Trail

New Leases

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit	Cat	Start Date	Monthly Amt	PSF
7570	000251	Plant Interscape, Inc.	1/1/2004	1/31/2009	10,500	877		RICBR	1/1/2007	3,360.00	3.84
	1172PLAIN1						$0.00	RRCAM	1/1/2007	594.39	0.68
								RRINS	1/1/2007	60.56	0.07
								RRPTX	1/1/2007	727.45	0.83

Vacant Suites

Suite Id	Occupant Name	Rentable Sqft	Office Sqft
7406	Vacated on 9/30/2006	10,000 3.98%	0

Database: SEALYDATA
Bldg Status: Active only

Sealy Alamo Bldgs, LP
Rent Roll
As of 12/14/2006

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
7450		*Vacated on 10/31/2006*			3,301	340									
					1.31%										
Occupied Suites															
7402	000289	Phenix Glass, Inc.	11/24/1987	2/28/2007	5,000	577		RICBR		1,600.00	3.84				
	1172PHEGL1				1.99%		$900.00	RRCAM		283.04	0.68				
								RRINS		28.85	0.07				
								RRPTX		346.39	0.83				
7404	002171	R.K. Phones	2/24/2006	1/31/2009	5,000	580		RICBR		1,750.00	4.20				
	1172RKPHO1				1.99%		$2,383.00	RRCAM		250.00	0.60				
								RRINS		29.00	0.07				
								RRPTX		354.00	0.85				
7410	002149	Relogical Wholesale	1/31/2009	1/31/2009	10,000	820		RICBR		3,200.00	3.84				
	1172RELWH1				3.98%		$8,932.00	RRCAM		566.09	0.68				
								RRINS		57.69	0.07				
								RRPTX		692.81	0.83				

Option No.	Date	Type	Notes
1	11/1/2007	TER	To cancel w/penalty after yr. 2

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
7416	000046	Villarreal Distributors	6/2/2005	5/31/2008	10,000	886		RICBR		2,500.00	3.00				
	1172VILLDI				3.98%		$3,766.00	RRCAM		566.09	0.68				
								RRINS		57.69	0.07				
								RRPTX		692.81	0.83				
7420	000113	San Antonio Express News	10/1/1996	4/30/2008	20,000	2,027		RICBR		7,000.00	4.20				
	1172SAEXP1				7.96%		$5,600.00	RRCAM		1,132.17	0.68				
								RRINS		115.39	0.07				
								RRPTX		1,385.61	0.83				
7432	000249	Mohammed Aburumuh	8/1/2004	9/30/2010	8,928	1,472		RICBR		2,767.88	3.72	RICBR	10/1/2008	2,856.96	3.84
	1172MOHAB1				3.56%		$3,987.96	RRCAM		447.00	0.60				
								RRINS		52.00	0.07				
								RRPTX		632.00	0.85				
7436	000272	Custom Plumbing Co.	3/9/2005	2/29/2008	3,600	318		RICBR		1,260.00	4.20				
	1172CUSPL1				1.43%		$1,716.00	RRCAM		203.78	0.68				
								RRINS		20.77	0.07				
								RRPTX		249.40	0.83				
7438	000263	B & E Limited	3/1/2004	2/28/2007	3,600	1,212		RICBR		1,260.00	4.20				
	1172B&ELI1				1.43%		$1,689.00	RRCAM		203.78	0.68				
								RRINS		20.77	0.07				
								RRPTX		249.40	0.83				
7440	000296	Shur Flow Beverage	2/15/2004	2/28/2009	3,600	378		RICBR		1,260.00	4.20	RICBR	3/1/2008	1,320.00	4.40
	1172SHUBE1				1.43%		$1,749.00	RRCAM		203.78	0.68				
								RRINS		20.77	0.07				
								RRPTX		249.40	0.83				

Sealy Alamo Bldgs, LP
Rent Roll
As of 12/14/2006

Suite Id	Lease Id	Occupant Name	Move-In Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
7442	000273	DeCoty Coffee Co.	9/1/2004	8/31/2007	3,600	688		RICBR		1,245.00	4.15				
	1172DECCO1				1.43%		$1,674.00	RRCAM		203.78	0.68				
								RRINS		20.77	0.07				
								RRPTX		249.40	0.83				
7444	000278	John William Fine Furniture	10/1/1998	12/31/2007	6,600	133		RICBR		1,998.00	3.63				
	1172JOHWI1				2.63%		$1,635.11	RRCAM		373.62	0.68				
								RRINS		38.08	0.07				
								RRPTX		457.25	0.83				

Option No.	Date	Type	Notes
1	10/1/2007	REN	1-3 Yr. @ Mkt.

Suite Id	Lease Id	Occupant Name	Move-In Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
7448	000112	Phoenix Building Maintenance	2/1/2002	1/31/2008	3,000	2,509		RICBR		1,090.00	4.36				
	1172PHOBU1				1.19%		$1,168.00	RRCAM		169.82	0.68				
								RRINS		17.31	0.07				
								RRPTX		207.84	0.83				
7450	002147	Mother's Cake & Cookie Co.	2/1/2006	2/28/2009	4,500	523		RICBR		1,350.00	3.60				
	1172MOTCA1				1.79%		$0.00	RRCAM		254.73	0.68				
								RRINS		25.96	0.07				
								RRPTX		311.75	0.83				

Option No.	Date	Type	Notes
1	5/1/2008	REN	2-3 Yr. Opt. @ Mkt.
2	5/1/2011	REN	1-3 Yr. Opt. @ Mkt.

Suite Id	Lease Id	Occupant Name	Move-In Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
7456	000266	Bridle Creek Interiors	5/9/2005	4/30/2010	7,500	3,665		RICBR		2,250.00	3.60	RICBR	5/1/2008	2,593.73	4.15
	1172BRIIN1				2.99%		$3,543.75	RRCAM		424.57	0.68				
								RRINS		43.27	0.07				
								RRPTX		519.61	0.83				
7458	002693	Sunny Sky Products N. America	11/1/2006	10/31/2009	2,899	25		RICBR		944.65	4.20				
	1172SUNSK1				1.07%		$1,300.01	RRCAM		152.94	0.68				
								RRINS		15.74	0.07				
								RRPTX		186.68	0.83				

Option No.	Date	Type	Notes
2		EXP	Expand through relocation to larger space owned by landlord w/90 day notice

Suite Id	Lease Id	Occupant Name	Move-In Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
7492	000259	Allegro, Ltd.	3/1/1998	2/28/2007	21,528	3,180		RICBR		7,534.80	4.20				
	1172ALLIN2				8.57%		$9,006.20	RRCAM		1,218.66	0.68				
								RRINS		124.20	0.07				
								RRPTX		1,491.46	0.83				
7506	000260	Allegro, Ltd.	9/1/2002	2/28/2007	6,000	0		RICBR		2,100.00	4.20				
	1172ALLIN3				2.39%		$2,778.69	RRCAM		339.64	0.68				
								RRINS		34.62	0.07				
								RRPTX		415.67	0.83				

Sealy Alamo Bldgs, LP
Rent Roll
As of 12/14/2006

Suite Id	Lease Id	Occupant Name	Move-In Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
7510	000297	South Texas Medical Supply	9/15/1998	4/30/2009	9,000	3,311		RICBR		2,970.00	3.96	RICBR	5/1/2007	3,240.00	4.32
	1172SOUTE1				3.58%		$1,665.00	RRCAM		509.48	0.68				
								RRINS		51.92	0.07				
								RRPTX		623.53	0.83				
7514	000288	Papers & Conversions of Mexico	2/1/2005	2/28/2010	3,000	705		RICBR		725.00	2.90	RICBR	3/1/2007	812.50	3.25
	1172PAPIN1				1.19%		$1,459.00	RRCAM		169.82	0.68	RICBR	3/1/2008	1,100.00	4.40
								RRINS		17.31	0.07				
								RRPTX		207.84	0.83				
7518	000275	Emerald Printing Inks, Inc.	9/1/1997	8/31/2008	4,500	507		RICBR		1,620.00	4.32				
	1172EMEPR1				1.79%		$2,092.50	RRCAM		254.73	0.68				
								RRINS		25.96	0.07				
								RRPTX		311.75	0.83				
7520	002723	Continental Vending	4/1/1997	9/30/2009	4,500	670		RICBR		1,575.00	4.20				
	1172CONVE1				1.79%		$1,200.00	RRCAM		254.73	0.68				
								RRINS		25.96	0.07				
								RRPTX		311.75	0.83				
7522	000277	J & S Food Distributors	1/1/2005	12/31/2009	3,000	572		RICBR		1,050.00	4.20	RICBR	1/1/2008	1,155.00	4.62
	1172J&SFO1				1.19%		$1,514.00	RRCAM		169.82	0.68				
								RRINS		17.31	0.07				
								RRPTX		207.84	0.83				
7560	002245	Discount Digital	5/7/2003	8/31/2009	9,000	2,034		RICBR		4,431.24	5.91				
	1172DISDI1				3.58%		$4,073.00	RRCAM		760.92	1.01				
								RRINS		78.33	0.10				
								RRPTX		928.77	1.24				
		Additional Space 7556 002244	8/1/2006	8/31/2009	4,428	517	$0.00								
				Total	13,428	2,551									
7566	000303	A Tex Pools	8/22/2000	8/31/2010	4,500	842		RICBR		1,500.00	4.00	RICBR	9/1/2007	1,518.75	4.05
	1172ATXPO1				1.79%		$1,855.00	RRCAM		254.73	0.68	RICBR	9/1/2008	1,537.50	4.10
								RRINS		25.96	0.07	RICBR	9/1/2009	1,575.00	4.20
								RRPTX		311.75	0.83				
7568	000265	Big Tex Air Conditioning, Inc.	1/1/2005	12/31/2011	4,500	735		RICBR		1,680.00	4.48	RICBR	1/1/2010	1,717.50	4.58
	1172BIGTE1				1.79%		$2,564.00	RRCAM		254.73	0.68				
								RRINS		25.96	0.07				
								RRPTX		311.75	0.83				

Option No.	Date	Type	Notes
1	6/1/2009	TER	To Cancel after 5th yr. w 3 mo. pen.

Suite Id	Lease Id	Occupant Name	Move-In Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
7570	000291	Plant Interscape, Inc.	1/1/2004	12/31/2006	10,500	877		RICBR		3,360.00	3.84				
	1172PLAIN1				4.18%		$4,383.50	RRCAM		594.39	0.68				
								RRINS		60.58	0.07				
								RRPTX		727.45	0.83				
		Additional Space 7578 000252	8/15/2005	12/31/2006	3,000	0		RICBR		975.00	3.90	RICBR	1/1/2007	1,050.00	0.00
							($1,431.00)	RRCAM		169.82	0.68				
								RRINS		17.31	0.07				

Sealy Alamo Bldgs, LP
Rent Roll
As of 12/14/2006

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit	Charge	End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
								RRPTX		207.84	0.83				
				Total	13,500	877									
7560	002524	Diversified Foods & Seasonings	7/1/2006	6/30/2009	7,500	0		RICBR		2,325.00	3.72	RLFRE	6/1/2008	-2,325.00	-3.72
	1172DIVFO1				2.99%		$3,312.50	RRCAM		425.00	0.68	RLFRE	6/1/2009	-2,325.00	-3.72
								RRINS		43.75	0.07				
								RRPTX		518.75	0.83				
	Option No. 1	Date 9/30/2007 Type TER	Notes: To terminate after 18th mo.												
7566	000279	Lesco, Inc.	10/7/2004	12/31/2009	5,000	155		RICBR		1,750.00	4.20	RICBR	11/1/2007	1,925.00	4.62
	1172LESIN1				1.99%		$0.00	RRCAM		283.04	0.68				
								RRINS		28.85	0.07				
								RRPTX		346.39	0.83				
	Option No. 1	Date 7/31/2009 Type REN	Notes: 1-5 Yr. @ 95% Mkt.												
7624	002359	Williams Insulation	9/1/2001	4/30/2008	10,313	2,563		RICBR		3,300.00	3.84				
	1172WILIN1				4.11%		$3,610.00	RRCAM		517.00	0.60				
								RRINS		62.00	0.07				
								RRPTX		727.00	0.85				
7630	000111	Centex Homes	4/1/2003	3/31/2007	6,000	868		RICBR		1,920.00	3.84				
	1172CENHO1				2.39%		$2,550.00	RRCAM		339.64	0.68				
								RRINS		34.62	0.07				
								RRPTX		415.67	0.83				
7634	000168	Big Tex Air Conditioning, Inc.	6/1/2002	12/31/2011	12,000	1,267		RICBR		4,150.00	4.15	RICBR	1/1/2008	4,480.00	4.48
	1172BIGTE1				4.78%		$5,700.00	RRCAM		679.30	0.68	RICBR	1/1/2010	4,580.00	4.58
								RRINS		69.23	0.07				
								RRPTX		831.36	0.83				
7648	000261	Alpers Jobbing Co., LLC	11/15/2004	11/30/2007	11,928	685		RICBR		2,862.72	2.88				
	1172ALPJO1				4.75%		$4,283.72	RRCAM		675.22	0.68				
								RRINS		68.82	0.07				
								RRPTX		826.37	0.83				
	Option No. 1	Date 3/1/2007 Type REN	Notes: 1-2 Yr. @ Mkt.												

Totals:

	Value	Difference / %	Units	Rentable Sqft	Office Sqft
Building Sq. Ft.	251,125				
Entity Sq. Ft.	251,125	0			
Occupied Sqft:		94.70%	34 Units	237,824	35,351
Leased/Unoccupied Sqft:			0 Units	0	0
Vacant Sqft:		5.30%	2 Units	13,301	340
Total Sqft:			36 Units	251,125	251,125

Total Security Deposits: $90,659.94

Charge	Monthly	Cat
RICBR	76,329.29	0.00
RRCAM	13,136.04	0.00
RRINS	1,359.44	0.00
RRPTX	16,299.45	0.00
Totals:	107,124.22	

1-179-01 SBC-115 Canvasback

Occupied Suites

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit	Charge	End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
100	002009 1179TRASH1	Transoceanic Shipping Co.,Inc.	1/1/2006	1/31/2011	25,440 39.29%	4,536	$27,121.06	RICBR		13,560.50	6.40				
								RRCAM		1,285.95	0.61				
								RRINS		848.20	0.40				
								RRPTX		1,567.59	0.74				
								UWATP		81.72	0.04				
170	002008 1179MARCO1	MARCOR Remediation, Inc.	10/10/2005	10/31/2010	11,558 17.85%	2,038	$6,171.73	RICBR		6,171.73	6.41				
								RRCAM		584.24	0.61				
								RRINS		385.36	0.40				
								RRPTX		712.19	0.74				
								UWATP		37.13	0.04				
190	000302 1179OSTIN1	Ostler International, Inc.	6/1/2004	8/31/2009	27,752 42.86%	1,836	$10,175.73	RICBR		10,175.73	4.40				
								RRCAM		1,402.81	0.61				
								RRINS		925.28	0.40				
								RRPTX		1,710.05	0.74				
								UWATP		89.15	0.04				

Option No.	Date	Type	Notes
1	5/1/2009	REN	1-5 Yr. @ Mkt. capped @ 12.5%

Totals:

Building Sq. Ft.	Entity Sq. Ft.	Difference
64,750	64,750	0

		Units	Rentable Sqft	Office Sqft
Occupied Sqft:	100.00%	3 Units	64,750	8,412
Leased/Unoccupied Sqft:		0 Units	0	0
Vacant Sqft:		0 Units	0	0
Total Sqft:		3 Units	64,750	64,750

Total Security Deposits: $43,468.52

Charge	Monthly	Cat
RICBR	29,907.96	0.00
RRCAM	3,273.00	0.00
RRINS	2,158.84	0.00
RRPTX	3,989.83	0.00
UWATP	208.00	0.00
Totals:	39,537.63	

1-179-02 SBC-110 Widgeon

Occupied Suites

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit	Charge	End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
100	000306 1179SHRUS1	Shred It USA, Inc.	2/1/2005	1/31/2010	7,114 14.29%	2,017	$4,001.63	RICBR		4,001.63	6.75				
								RRCAM		630.38	1.06				
								RRINS		239.04	0.40				
								RRPTX		450.91	0.76				
								UWATP		38.28	0.06				

Option No.	Date	Type	Notes
1	2/1/2010	REN	5 Yr. @ Mkt.

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit	Charge	End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
120	002496 1179BUISE1	Builders Select Cabinetry, LLC	8/1/2006	7/31/2010	5,302 10.65%	1,065	$0.00	RICBR		2,829.87	6.40				
								RRCAM		323.00	0.73				
								RRINS		176.87	0.40				
								RRPTX		336.00	0.76				
								UWATP		27.00	0.06				

Sealy FRLA SBC, LLC
Rent Roll
As of 12/14/2006

Suite Id	Lease Id	Occupant Name	Move-In Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
130	002272 1179WAYDA1	Wayne-Dalton Corp.	6/1/2006	5/31/2011	8,927 17.93%	1,786	$4,761.07	RICBR		4,761.07	6.40				
								RRCAM		521.00	0.70				
								RRINS		268.71	0.36				
								RRPTX		551.00	0.74				

Option No.	Date	Type	Notes
1	12/1/2010	REN	2-3 Yr. @ Mkt.
2	12/1/2013	REN	1-3 Yr. @ Mkt.

Suite Id	Lease Id	Occupant Name	Move-In Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
150	002031 1179C&CWH1	C&C Wholesale Distributors Inc	12/1/2005	11/30/2010	13,086 26.28%	1,764	$6,979.20	RICBR		6,979.20	6.40				
								RRCAM		794.84	0.73				
								RRINS		439.71	0.40				
								RRPTX		829.44	0.76				
								UWATP		70.42	0.06				
170	000307 1179UNIHO2	Universal Hospital Services	11/1/2004	10/31/2010	4,700 9.44%	4,084	$0.00	RICBR		5,267.92	13.45				
								RRCAM		26.59	0.07				
								RRINS		12.29	0.03				
								RRPTX		12.92	0.03				
								UWATP		3.05	0.01				
190	000305 1179SEAHO2	Sears Home Improvement Product	6/1/2004	5/31/2009	10,671 21.43%	2,840	$4,259.07	RICBR		7,362.99	8.28				
								RRCAM		648.15	0.73				
								RRINS		358.56	0.40				
								RRPTX		676.37	0.76				
								UWATP		57.43	0.06				

Option No.	Date	Type	Notes
1	12/1/2008	REN	3 Yr. @ 95% Mkt.
2	12/1/2011	REN	3 Yr. @ 95% Mkt.

Totals:

Building Sq. Ft.	Entity Sq. Ft.	Difference
49,800	49,800	0

		Units	Rentable Sqft	Office Sqft
Occupied Sqft	100.00%	6 Units	49,800	13,556
Leased/Unoccupied Sqft		0 Units	0	0
Vacant Sqft		0 Units	0	0
Total Sqft		6 Units	49,800	49,800

Total Security Deposits
$20,000.97

	Monthly	Cat
RICBR	31,202.68	0.00
RRCAM	2,943.96	0.00
RRINS	1,495.18	0.00
RRPTX	2,856.64	0.00
UWATP	196.18	0.00
Totals:	38,694.64	

Sealy FRLA Office, LLC
Rent Roll
As of 12/14/2006

1-180-01 FRLA Office-100 James Dr.

Occupied Suites

Suite Id	Lease Id	Occupant Name	Move-In Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
100	000308	AEP Elmwood, L.L.C.	9/16/2003	9/30/2008	3,228	3,228		OIOTH		50.00	0.19				
	1180AEPEL1				7.50%		$3,900.50	RICBR		3,900.50	14.50				
								RROPE		501.70	1.87				

Option No.	Date	Type	Notes
1	12/31/2007	REN	1-5 Yr. @ Mkt.

Suite Id	Lease Id	Occupant Name	Move-In Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
130	000312	Dole Fresh Fruit Company	10/1/2004	9/30/2007	3,228	3,228		RICBR		3,326.00	12.36				
	1180DOLFR1				7.50%		$3,326.00	RROPE		438.96	1.63				
150	000267	The Financial Group	10/1/2005	9/30/2007	3,228	3,228		RICBR		4,169.50	15.50				
	1180FINGR1				7.50%		$4,169.50	RROPE		438.96	1.63				
170	000313	Enterprise Products, Inc.	1/1/2002	12/31/2006	3,229	3,229		RICBR		3,901.71	14.50				
	1180ENTPR1				7.50%		$3,901.71	RROPE		925.16	3.44				

Option No.	Date	Type	Notes
1	12/31/2006	TER	Opt. to Cancel after Yr. 3 w/penalty

Suite Id	Lease Id	Occupant Name	Move-In Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
200	000314	The Welling Truck Services, In	8/1/2004	7/31/2009	6,949	6,949		RICBR		7,672.85	13.25				
	1180WELTR1				16.14%		$7,672.85	RRCAM		193.50	0.33				
								RRINS		591.22	1.02				
								RRPTX		23.19	0.04				
								UELES		255.10	0.44				
								UWATP		62.17	0.11				
250	000199	Bollinger Shipyards, Inc.	10/1/2004	12/31/2009	16,909	16,909		RICBR		18,539.87	13.16				
	1180BOLSH1				39.27%		$6,921.04	RROPE		1,176.15	0.83				
300	000044	Strategic Restaurants Acq.	9/1/2005	12/31/2010	6,284	6,284		RICBR		7,331.33	14.00	RICBR	1/1/2007	7,593.17	14.50
	1180STRRE1				14.60%		$15,186.34	RROPE		0.00	0.00				

Option No.	Date	Type	Notes
1	5/1/2010	REN	2-5 Yr. @ Mkt.
2		FRL	ROF to lease entire 3rd floor
3	5/1/2015	REN	1-5 Yr. @ Mkt.

Totals:

Building Sq. Ft.	Entity Sq. Ft.	Difference
43,055	43,055	0

			Rentable Sqft	Office Sqft
Occupied Sqft:	100.00%	7 Units	43,055	43,055
Leased/Unoccupied Sqft:		0 Units	0	0
Vacant Sqft:		0 Units	0	0
Total Sqft:		7 Units	43,055	43,055

Total Security Deposits $45,077.94

	Monthly	
OIOTH	50.00	0.00
RICBR	48,841.76	0.00
RRCAM	193.50	0.00
RRINS	591.22	0.00
RROPE	3,480.93	0.00
RRPTX	23.19	0.00
UELES	255.10	0.00

UWATP	62.17	0.00
Totals:	53,497.87	

1-180-02 FRLA Office-120 Mallard St.

Occupied Suites

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
120	002683	Painted Eagle dba SunnyDay Caf	10/1/2006	4/30/2013	2,005	2,005		RICBR		1,837.92	11.00	RICBR	5/1/2008	2,432.73	14.56
	1180PAIEA				3.75%		$4,865.46								
135	000253	Kuehne & Nagel, Inc.	9/16/1996	9/30/2008	927	927		RICBR		2,263.21	29.30				
	1180KUENA1				1.73%		$0.00	RROPE		118.72	1.54				
	Additional Space 130	000254	10/1/2005	9/30/2008	946	946		RROPE		254.68	3.23				
							($946.31)								
				Total	1,873	1,873									
137	000325	U. S. Postal Services	8/18/1989	12/31/2006	246	246									
	1180USPOS1				0.46%		$0.00								
140	002513	Alion Science & Technology	8/1/2006	7/31/2009	2,014	2,014		RICBR		2,601.42	15.50				
	1180ALISC1				3.76%		$3,900.00								

Option No.	Date	Type	Notes
1	2/1/2009	REN	1-2 Yr. @ Mkt.

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
150	002229	Best Buy Stores, L.P.	8/6/2001	8/31/2009	4,149	4,149		RICBR		5,013.38	14.50				
	1180BESBU1				7.75%		$0.00	RROPE		629.67	1.82				
180	000318	Danzas Corporation	4/1/2000	3/31/2007	4,160	4,160		RICBR		4,506.67	13.00				
	1180DANZA1				7.77%		$0.00	RROPE		631.51	1.82				
200	000072	General Services Administratio	11/19/2002	11/18/2008	10,084	10,084		RICBR		13,092.39	15.58	RICBR	11/1/2007	13,019.14	15.49
	1180GENSE1				18.84%		$0.00					RICBR	11/1/2006	7,906.96	9.41

Option No.	Date	Type	Notes
1		TER	To Cancel after 11/18/07

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
220	000315	AWC, Inc.	11/1/2003	10/31/2008	1,350	1,350		RICBR		1,518.75	13.50				
	1180AWCIN1				2.52%		$1,518.75	RROPE		13.78	0.12				
250	000114	Wink Incorporated	10/1/2003	5/31/2010	15,087	15,087		RICBR		33,464.81	26.62				
	1180WININ1				28.19%		$7,810.65	RROPE		3,743.43	2.98				
	Additional Space 100	002032	12/1/2005	5/31/2010	1,748	1,748									
							$0.00								
	Additional Space 300	002684	10/1/2006	5/31/2010	10,724	10,724									

Sealy FRLA Office, LLC
Rent Roll
As of 12/14/2006

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
				Total	27,559	27,559	$0.00								
CAM	000328 1CAM1	CAM	7/1/2001	12/31/2010	80 0.15%	80	$0.00								

Totals:

Building Sq. Ft.	Entity Sq. Ft.	Difference		Rentable Sqft	Office Sqft	Total Security Deposits			Monthly		Cat
53,520	53,520	0				$17,148.55	RICBR		64,298.35		0.00
	Occupied Sqft:	100.00%	13 Units	53,520	53,520		RROPE		5,137.11		0.00
	Leased/Unoccupied Sqft:		0 Units	0	0						
	Vacant Sqft:		0 Units	0	0						
	Total Sqft:		13 Units	53,520	53,520			Totals:	69,435.46		

1-180-03 FRLA Office-110 James Dr.

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
New Leases															
115	002705 1180WORAL1	Workforce Alliance, Inc.	11/1/2004	10/31/2010	1,341	1,341	$1,294.83					RICBR RROPE	11/1/2007 11/1/2007	1,620.38 72.00	14.50 0.64
Occupied Suites															
100	000501 1180DELTO1	Deloitte & Touche USA, LLP	10/1/2005	9/30/2007	1,439 5.99%	1,439	$1,000.00	RICBR RROPE		1,858.71 183.37	15.50 1.53				
110	000337 1180VULCA1	Vulcan/ICA Distribution	5/1/2005	4/30/2008	2,780 11.57%	2,780	$1,966.50	RICBR RROPE		3,139.08 354.24	13.55 1.53				
115	000338 1180WORAL1	Workforce Alliance, Inc.	11/1/2004	10/31/2007	1,341 5.58%	1,341	$0.00	RICBR RROPE		1,508.63 170.88	13.50 1.53				
120	000333 1180NAVSH1	NSA Agencies, Inc.	4/1/1999	3/31/2009	7,338 30.55%	7,338	$0.00	RICBR		8,561.00	14.00				
130	000336 1180VICIN1	VICA, Inc.	6/1/2004	6/30/2007	463 1.93%	463	$540.17	RICBR		540.17	14.00				
135	002087 1180STLOU1	St. Louis Mgt. Group	7/1/1998	1/31/2009	927 3.86%	927	$1,004.25	RICBR RROPE		1,379.72 151.65	17.86 1.96				
138	000025 1180APCPO1	Apcom Power, Inc.	7/1/2005	6/30/2010	1,390 5.79%	1,390	$0.00	RICBR RROPE		1,679.58 177.12	14.50 1.53				

Sealy FRLA Office, LLC
Rent Roll
As of 12/14/2006

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
200	002497 1180HOLHO1	Holistic Home Health Care, Inc	9/1/2006	8/31/2009	3,243 13.50%	3,243	$0.00	RICBR		4,188.88	15.50				
215	000331 1180INSSC1	Institute of School & Parish	11/1/2002	10/31/2007	2,317 9.65%	2,317	$2,539.05	RICBR RROPE		2,539.05 387.03	13.15 2.00				
230	000255 1180CYPSE1	Cyprexx Services	1/1/2005	1/31/2008	626 2.61%	626	$1,512.84	RICBR RROPE		2,010.67 79.77	38.54 1.53				
		Additional Space 232 000258	10/1/2005	1/31/2008	1,038	1,038	$0.00								
				Total	1,664	1,664									
238	000328 1180ORKIN1	Orkin, Inc.	10/1/2005	9/30/2007	1,116 4.65%	1,116	$1,441.50	RICBR RROPE		1,441.50 142.20	15.50 1.53				

Totals:

Building Sq. Ft.	Entity Sq. Ft.	Difference		Rentable Sqft	Office Sqft	Total Security Deposits		Monthly	Cat
24,018	24,018	0				$11,299.14		0.00	0.00
	Occupied Sqft	100.00%	12 Units	24,018	24,018		RICBR	28,846.99	0.00
	Leased/Unoccupied Sqft		0 Units	0	0		RROPE	1,646.26	0.00
	Vacant Sqft		0 Units	0	0				
	Total Sqft		12 Units	24,018	24,018				
							Totals:	30,493.25	

Sealy FRLA I, LLC
Rent Roll
As of 12/14/2006

Suite Id	Lease Id	Occupant Name	Move-In Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
1-181-01 FRLA I-115 James Dr. West															
Occupied Suites															
100	000342 1181CORAL1	Coram Alternative Site Service	11/1/1986	10/31/2009	9,387 43.85%	4,426	$0.00	RICBR		5,671.31	7.25				
								RRCAM		1,898.20	2.17				
								RRINS		403.78	0.52				
								RRPTX		516.02	0.66				
								UWATP		166.62	0.21				
130	000345 1181STCHA1	St. Charles Sheriff's Dept.	1/1/1997	8/31/2007	6,837 31.94%	5,505	$3,518.38	RICBR		6,458.97	11.34				
140	000219 1181DIGIN1	Digimation, Inc.	9/1/2005	8/30/2009	3,456 16.14%	2,400	$2,808.00	RICBR		2,808.00	9.75				
								RRCAM		625.22	2.17				
								RRINS		148.66	0.52				
								RRPTX		189.98	0.66				
								UWATP		61.35	0.21				
150	000319 1181FIRRE1	Fireline Restoration	10/1/2005	9/30/2007	1,728 8.07%	1,344	$1,425.00	RICBR		1,425.60	9.90				
								RRCAM		312.61	2.17				
								RRINS		74.33	0.52				
								RRPTX		94.99	0.66				
								UWATP		30.67	0.21				

Option No.	Date	Type	Notes
1	4/30/2009	REN	1-5 Yr. @ Mkt.

(Option table above belongs to Suite 100.)

Totals:

Building Sq. Ft.	Entity Sq. Ft.	Difference				Total Security Deposits			Monthly	Cat
21,408	21,408	0				$7,751.38	RICBR		16,363.88	0.00
	Occupied Sqft:	100.00%	4 Units	21,408	13,675		RRCAM		2,636.03	0.00
	Leased/Unoccupied Sqft:		0 Units	0	0		RRINS		626.77	0.00
	Vacant Sqft:		0 Units	0	0		RRPTX		800.99	0.00
	Total Sqft:		4 Units	21,408	21,408		UWATP		258.84	0.00
							Totals:		20,686.31	

Suite Id	Lease Id	Occupant Name	Move-In Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
1-181-02 FRLA I-125 James Dr. West															
Occupied Suites															
110	000348 1181KONGS1	Kongsberg Simrad, Inc.	8/1/2003	11/30/2007	7,943 20.53%	5,830	$4,718.74	RICBR		6,129.35	9.26				
								RRCAM		686.74	1.04				
								RRINS		306.41	0.46				
								RRPTX		361.29	0.55				
								UWATP		112.91	0.17				
130	000349 1181PEDSE1	Pediatric Services of America	3/1/1997	4/30/2007	11,997 31.01%	7,078	$9,961.60	RICBR		7,858.05	7.86				
								RRCAM		1,037.24	1.04				
								RRINS		462.79	0.46				
								RRPTX		545.69	0.55				
								UWATP		170.54	0.17				

Sealy FRLA I, LLC
Rent Roll
As of 12/14/2006

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
150	000266	Lucky Coin Machine Co.	9/16/2005	8/31/2007	5,882	3,525		RICBR		4,239.94	8.65				
	1181LUCCO1				15.20%		$4,239.94	RRCAM		508.55	1.04				
								RRINS		226.91	0.46				
								RRPTX		267.54	0.55				
								UWATP		83.61	0.17				
200	000115	Hussman Corporation	2/1/1995	1/31/2010	12,870	3,300		RICBR		6,361.38	5.95				
	1181HUSCO1				33.26%		$0.00	RRCAM		1,112.72	1.04				
								RRINS		496.47	0.46				
								RRPTX		585.40	0.55				
								UWATP		182.95	0.17				

Totals:

	Building Sq. Ft.	Entity Sq. Ft.	Difference		Rentable Sqft	Office Sqft	Total Security Deposits		Monthly	Cat
	38,692	38,692	0				$18,920.28	RICBR	24,608.72	0.00
Occupied Sqft:			100.00%	4 Units	38,692	19,733		RRCAM	3,345.25	0.00
Leased/Unoccupied Sqft:				0 Units	0	0		RRINS	1,492.58	0.00
Vacant Sqft:				0 Units	0	0		RRPTX	1,759.92	0.00
Total Sqft:				4 Units	38,692	38,692		UWATP	550.01	0.00
								Totals:	31,756.48	

1-181-03 FRLA I-161 James Dr. West

Occupied Suites

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
120	000358	ZF Industries, Inc.	10/1/2000	11/30/2009	11,370	1,475		RICBR		4,728.03	4.99				
	1181ZFIND1				23.95%		$2,356.57	RRCAM		757.12	0.80				
								RRINS		407.71	0.43				
								RRPTX		556.16	0.59				
								UWATP		109.21	0.12				
130	000502	Steudlein Construction Co., In	9/1/2005	8/31/2008	3,196	2,133		RICBR		1,331.67	5.00				
	1181STECO1				6.73%		$0.00	RRCAM		212.82	0.80				
								RRINS		114.61	0.43				
								RRPTX		156.33	0.59				
								UWATP		30.70	0.12				
140	000356	Sealy & Company, Inc.	7/1/2001	12/31/2014	3,196	2,158									
	1181SEACO2				6.73%		$0.00								
150	000352	Amarr Garage Doors	7/1/1998	6/30/2009	11,360	2,414		RICBR		4,760.67	5.05				
	1181AMAGA1				23.93%		$2,594.00	RRCAM		756.45	0.80				
								RRINS		407.36	0.43				
								RRPTX		555.67	0.59				
								UWATP		109.12	0.12				

Option No.	Date	Type	Notes
1	11/1/2008	REN	1-3 Yr. @ Mkt.

Suite Id	Lease Id	Occupant Name	Move-In Date	Expiration	Rentable Sqft	Office Sqft	Deposit	Charge	End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
160	002550	Mattress Firm, Inc.	9/1/2006	8/31/2016	18,352	2,221		RICBR		8,793.67	5.75	RICBR	5/1/2007	9,252.47	6.05
	1181MATFI1				38.66%		$0.00	RRCAM		1,223.00	0.80	RICBR	9/1/2011	9,940.67	6.50
								RRINS		684.14	0.45	RICBR	9/1/2014	10,705.33	7.00
								RRPTX		902.00	0.59				
								UWATP		184.00	0.12				

Option No.	Date	Type	Notes
1	12/1/2015	REN	2-5 Yr. 1st yr. @ $7.79/sf
2	12/1/2020	REN	1-5 Yr. @ Mkt.

Totals:

Building Sq. Ft.	Entity Sq. Ft.	Difference		Rentable Sqft	Office Sqft	Total Security Deposits	Charge	Monthly	Cat
47,474	47,474	0				$4,950.57	RICBR	19,634.04	0.00
	Occupied Sqft:	100.00%	5 Units	47,474	10,401		RRCAM	2,949.39	0.00
	Leased/Unoccupied Sqft:		0 Units	0	0		RRINS	1,613.82	0.00
	Vacant Sqft:		0 Units	0	0		RRPTX	2,170.16	0.00
	Total Sqft:		5 Units	47,474	47,474		UWATP	433.03	0.00
							Totals:	26,800.44	

1-181-04 FRLA I-150 James Dr. East

New Leases

Suite Id	Lease Id	Occupant Name	Move-In Date	Expiration	Rentable Sqft	Office Sqft	Deposit	Cat	Start Date	Monthly Amt	PSF
160	002763	Kongsberg Simrad, Inc.	1/1/2007	12/31/2011	14,318	12,211		RICBR	1/1/2007	12,492.46	10.47
	1181KONSI1						$0.00	RICBR	1/1/2010	13,244.15	11.10
								RRCAM	1/1/2007	931.00	0.78
								RRINS	1/1/2007	561.00	0.47
								RRPTX	1/1/2007	644.00	0.54
								UWATP	1/1/2007	513.00	0.43
180	002738	Creative Kitchens & Baths, LLC	1/1/2007	12/30/2009	7,552	2,020		RICBR	1/1/2007	3,933.33	6.25
	1181CREKI1						$7,866.66	RRCAM	1/1/2007	485.00	0.77
								RRINS	1/1/2007	283.00	0.45
								RRPTX	1/1/2007	340.00	0.54
								UWATP	1/1/2007	258.00	0.41

Vacant Suites

Suite Id	Occupant Name	Rentable Sqft	Office Sqft
160	*Vacated on 10/31/2006*	14,318	12,211
		29.06%	
180	*Vacated on 12/31/2005*	7,552	2,020
		15.33%	

Occupied Suites

Suite Id	Lease Id	Occupant Name	Move-In Date	Expiration	Rentable Sqft	Office Sqft	Deposit	Charge	End Date	Monthly	Annual Rate PSF
100	000362	Protection One Alarm Monitorin	3/1/2005	2/28/2010	3,871	3,441		RICBR		3,032.28	9.40
	1181PROON1				7.86%		$3,032.28	RRCAM		248.41	0.77
								RRINS		145.81	0.45
								RRPTX		172.78	0.54
								UWATP		133.55	0.41

Option No.	Date	Type	Notes

Option No.	Date	Type	Notes
1	2/28/2009	REN	2-3 Yr. @ Mkt.
2	2/28/2012	REN	1-3 Yr. @ Mkt.
3	11/1/2009	TER	To cancel w/penalty
4		FOL	On adj. space

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
110	000201 1181NATNE1	Renal Care Group	9/1/2001	8/31/2011	6,236 12.66%	5,053	$9,967.21	RICBR		5,290.21	10.18	RICBR	9/1/2006	5,394.14	10.38
								RRCAM		400.17	0.77	RICBR	9/1/2009	5,503.27	10.59
								RRINS		244.16	0.47	RICBR	9/1/2010	5,612.40	10.80
								RRPTX		278.34	0.54				
								UWATP		215.14	0.41				

Option No.	Date	Type	Notes
2	11/1/2011	REN	1-5 Yr. @ Mkt.

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Start Date	Monthly Amt	PSF
140	000365 1181SEACO4	Sealy & Company, Inc.	7/1/2001	12/31/2014	3,980 8.08%	3,980	$0.00								
170	000271 1181WININ1	Wink, Incorporated.	9/16/2005	5/31/2010	13,318 27.03%	9,782	$0.00	RICBR		10,321.45	9.30				
								RRCAM		854.63	0.77				
								RRINS		501.66	0.45				
								RRPTX		594.43	0.54				
								UWATP		459.47	0.41				

Totals:

Building Sq. Ft.	Entity Sq. Ft.	Difference
49,275	49,275	0

	%	Units	Rentable Sqft	Office Sqft
Occupied Sqft:	55.62%	4 Units	27,405	22,256
Leased/Unoccupied Sqft:		0 Units	0	0
Vacant Sqft:	44.38%	2 Units	21,870	14,231
Total Sqft:		6 Units	49,275	49,275

Total Security Deposits $20,866.15

	Monthly	Cat
RICBR	18,643.94	0.00
RRCAM	1,503.21	0.00
RRINS	891.63	0.00
RRPTX	1,045.55	0.00
UWATP	808.16	0.00
Totals:	22,892.49	

1-181-05 FRLA I-180 James Dr. East

Occupied Suites

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Start Date	Monthly Amt	PSF
100	000367 1181CALBR1	Caleb Brett USA, Inc.	7/1/2004	6/30/2009	5,886 22.84%	5,886	$6,131.25	RICBR		6,131.25	12.50				
								RROPE		872.00	1.78				

Option No.	Date	Type	Notes
1	10/31/2009	REN	1-5 Yr. @ Mkt.

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Start Date	Monthly Amt	PSF
200	000366 1181CALBR1	Caleb Brett USA, Inc.	8/1/2004	7/31/2014	9,340 36.24%	9,340	$9,729.17	RICBR		9,729.17	12.50	RICBR	8/1/2009	10,410.21	6.28
								RROPE		1,383.72	1.78	RICBR	8/1/2012	10,930.72	6.60

Option No.	Date	Type	Notes
1	11/1/2013	REN	1-5 Yr. @ Mkt.

Suite Id	Lease Id	Occupant Name	Move-In Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
300	000369	Telecorp Holding Corp.	2/1/1998	3/31/2008	10,546	10,546		RICBR		9,876.09	11.24				
	1181TELHO2				40.92%		$0.00	RROPE		327.36	0.37				

Option No.	Date	Type	Notes
1	12/1/2007	REN	5 Yrs. @ Mkt.
2	12/1/2012	REN	5 Yrs. @ Mkt.

Totals:

Building Sq. Ft.	Entity Sq. Ft.	Difference		Rentable Sqft	Office Sqft	Total Security Deposits		Monthly	Cat
25,772	25,772	0				$15,860.42	RICBR	25,736.51	0.00
Occupied Sqft:		100.00%	3 Units	25,772	25,772		RROPE	2,583.08	0.00
Leased/Unoccupied Sqft:			0 Units	0	0				
Vacant Sqft:			0 Units	0	0				
Total Sqft:			3 Units	25,772	25,772				
							Totals:	28,319.59	

1-181-06 FRLA I-190 James Dr. East

Occupied Suites

Suite Id	Lease Id	Occupant Name	Move-In Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
100	000375	SourceOne Systems, LLC	4/1/2005	3/31/2008	7,620	3,241		RICBR		4,559.30	7.18				
	1181SOUSY1				20.96%		$4,445.00	RRCAM		777.97	1.23				
								RRINS		298.43	0.47				
								RRPTX		471.94	0.74				
								UWATP		89.07	0.14				

Option No.	Date	Type	Notes
1	6/1/2007	REN	1-2 Yr. @ $7.54/sf

Suite Id	Lease Id	Occupant Name	Move-In Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
110	000074	Saybolt, Inc.	8/1/1999	7/31/2009	3,500	3,500		RICBR		2,989.58	10.25				
	1181SAYIN1				9.63%		$0.00	RRCAM		357.34	1.23				
								RRINS		137.08	0.47				
								RRPTX		216.77	0.74				
								UWATP		40.91	0.14				
120	000196	Hydraquip Corporation	8/1/2005	7/31/2010	6,576	3,891		RICBR		4,521.00	8.25				
	1181HYDCO1				18.09%		$4,521.00	RRCAM		68.35	0.12				
								RRINS		266.19	0.49				
								RRPTX		407.28	0.74				
								UWATP		76.87	0.14				
130	000207	Anixter, Inc.	10/1/1997	9/30/2010	9,523	3,888		RICBR		4,705.95	5.93				
	1181ANIIN1				26.19%		$0.00	RRCAM		972.26	1.23				
								RRINS		372.95	0.47				
								RRPTX		589.80	0.74				
								UWATP		111.32	0.14				
150	002654	Caleb Brett USA	10/1/2006	9/30/2016	9,138	3,278		RICBR		5,117.28	6.72	RICBR	10/1/2011	5,787.40	7.60
	1181CALBR2				25.13%		$6,236.69	RRCAM		937.00	1.23	RICBR	10/1/2014	6,236.69	8.19
								RRINS		91.00	0.12				
								RRPTX		564.00	0.74				
								UWATP		107.00	0.14				

Suite Id	Lease Id	Occupant Name	Move-In Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
Totals:	Building Sq. Ft. 36,357	Entity Sq. Ft. 36,357	Difference 0				Total Security Deposits $15,202.69	RICBR		21,893.11		0.00			
		Occupied Sqft:	100.00%	5 Units	36,357	17,798		RRCAM		3,112.92		0.00			
		Leased/Unoccupied Sqft:		0 Units	0	0		RRINS		1,185.65		0.00			
		Vacant Sqft:		0 Units	0	0		RRPTX		2,249.79		0.00			
		Total Sqft:		5 Units	36,357	36,357		UWATP		425.17		0.00			
								Totals:		28,846.64					

1-181-07 FRLA I-150 Canvasback

Occupied Suites

Suite Id	Lease Id	Occupant Name	Move-In Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Start Date	Monthly Amt	PSF
100	000376 1181PSSME1	PSS World Medical, Inc.	9/1/2003	8/31/2008	40,500 100.00%	6,826	$0.00	RICBR		13,365.00	3.96				
								RRCAM		3,226.08	0.96				
								RRINS		1,315.86	0.39				
								RRPTX		1,909.08	0.57				
Totals:	Building Sq. Ft. 40,500	Entity Sq. Ft. 40,500	Difference 0				Total Security Deposits $0.00	RICBR		13,365.00		0.00			
		Occupied Sqft:	100.00%	1 Units	40,500	6,826		RRCAM		3,226.08		0.00			
		Leased/Unoccupied Sqft:		0 Units	0	0		RRINS		1,315.86		0.00			
		Vacant Sqft:		0 Units	0	0		RRPTX		1,909.08		0.00			
		Total Sqft:		1 Units	40,500	40,500									
								Totals:		19,816.02					

1-181-08 FRLA I-107 Mallard St.

Occupied Suites

Suite Id	Lease Id	Occupant Name	Move-In Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Start Date	Monthly Amt	PSF
A	000272 1181WININ1	Wink, Incorporated	10/1/2005	5/31/2010	13,754 58.69%	7,718	$0.00	RICBR		10,269.65	8.96				
								RRCAM		1,333.46	1.16				
								RRINS		579.87	0.51				
								RRPTX		694.86	0.61				
								UWATP		99.77	0.09				
D	000377 1181PATDE1	Patterson Dental Supply, Inc.	10/1/2003	9/30/2010	9,682 41.31%	8,296	$7,261.50	RICBR		9,504.50	11.78	RICBR	10/1/2007	9,641.66	11.95
								RRCAM		938.68	1.16	RICBR	10/1/2008	9,778.82	12.12
								RRINS		408.20	0.51	RICBR	10/1/2009	9,924.05	12.30
								RRPTX		489.14	0.61				
								UWATP		70.23	0.09				

Option No.	Date	Type	Notes
1	4/1/2010	REN	2-3 Yr. @ Mkt.
2		FOL	ROF on adj. Suite A

Suite Id	Lease Id	Occupant Name	Move-In Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat
Totals:	Building Sq. Ft. 23,436	Entity Sq. Ft. 23,436	Difference 0				Total Security Deposits $7,261.50	RICBR		19,774.15		0.00
		Occupied Sqft:	100.00%	2 Units	23,436	16,014		RRCAM		2,272.14		0.00
		Leased/Unoccupied Sqft:		0 Units	0	0		RRINS		988.07		0.00
		Vacant Sqft:		0 Units	0	0		RRPTX		1,184.00		0.00
		Total Sqft:		2 Units	23,436	23,436		UWATP		170.00		0.00

Sealy FRLA I, LLC
Rent Roll
As of 12/14/2006

Suite Id	Lease Id	Occupant Name	Move-In Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
								Totals:		24,388.36					

1-181-09 FRLA I-125 Mallard St.

Vacant Suites

Suite Id	Lease Id	Occupant Name	Move-In Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Start Date	Monthly Amt	PSF
E		*Vacated on 8/31/2006*			3,318 14.16%	2,130									

Occupied Suites

Suite Id	Lease Id	Occupant Name	Move-In Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Start Date	Monthly Amt	PSF
A	002680 1181MACEN1	Mactec Engineering/Consulting	10/1/2006	3/31/2007	7,842 33.46%	3,839	$11,109.50	RICBR		5,554.75	8.50				
								RRCAM		627.00	0.96				
								RRINS		78.00	0.12				
								RRPTX		386.00	0.59				
								UWATP		131.00	0.20				
C	000379 1181CARIN1	Caremark, Inc.	8/1/2004	7/31/2009	3,348 14.29%	3,348	$0.00	RICBR		2,790.00	10.00				
								RRCAM		268.48	0.96				
								RRINS		124.23	0.45				
								RRPTX		164.49	0.59				
								UWATP		57.14	0.20				

Option No.	Date	Type	Notes
1	2/28/2009	REN	2-3 Yr. @ 95% of Mkt.
2	2/28/2012	REN	1-3 Yr. @ 95% of Mkt.
3		FRL	To expand
4		TER	To cancel after 3 or 4th year

Suite Id	Lease Id	Occupant Name	Move-In Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Start Date	Monthly Amt	PSF
D	000382 1181GANSA1	Gannett Satellite Information	5/1/1998	4/30/2008	4,434 18.92%	3,120	$0.00	RICBR		3,299.64	8.93				
								RRCAM		355.57	0.96				
								RRINS		164.52	0.45				
								RRPTX		217.84	0.59				
								UWATP		75.68	0.20				
F	000381 1181GAITR1	Gai-Tronics Corp.	11/1/2004	11/30/2010	4,494 19.18%	2,238	$3,836.00	RICBR		2,808.75	7.50				
								RRCAM		360.38	0.96				
								RRINS		166.65	0.44				
								RRPTX		220.79	0.59				
								UWATP		76.70	0.20				

Option No.	Date	Type	Notes
1	3/1/2010	REN	1-5 Yr. @ Mkt.

Totals:

Building Sq. Ft.	Entity Sq. Ft.	Difference
23,436	23,436	0

	%	Units	Rentable Sqft	Office Sqft
Occupied Sqft:	85.64%	4 Units	20,118	12,545
Leased/Unoccupied Sqft:		0 Units	0	0
Vacant Sqft:	14.16%	1 Units	3,318	2,130
Total Sqft:		5 Units	23,436	23,436

Total Security Deposits $14,945.50

	Monthly	Cat
RICBR	14,453.14	0.00
RRCAM	1,611.43	0.00
RRINS	533.40	0.00
RRPTX	989.12	0.00
UWATP	340.52	0.00
Totals:	17,927.61	

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases	Start Date	Monthly Amt	PSF
1-181-10 FRLA I-143 Mallard St.																
Vacant Suites																
CAM		*Vacated on*			230	0										
					0.98%											
Occupied Suites																
A	000386	Diebold, Inc.	1/1/2004	12/31/2008	7,784	6,056		RICBR		6,305.04	9.72					
	1181DIEIN1				33.21%		$5,500.00	RRCAM		552.36	0.85					
								RRINS		308.10	0.47					
								RRPTX		389.74	0.60					
								UWATP		66.43	0.10					
C	000172	The Quality Group,	7/1/2005	6/30/2010	3,348	460		RICBR		1,913.94	6.86					
	1181THEQU1				14.29%		$1,000.00	RROPE		96.14	0.35					
E	000116	BISYS Education Services	9/1/2001	12/31/2009	6,696	5,229		RICBR		5,691.60	10.20					
	1181DALPU1				28.57%		$2,709.70	RROPE		636.71	1.14					
F	000388	Guascor, Inc.	2/15/2005	2/28/2010	5,378	2,524		RICBR		3,204.39	7.15					
	1181GUAIN1				22.95%		$3,204.39	RRCAM		381.63	0.85					
								RRINS		199.56	0.45					
								RRPTX		269.27	0.60					
								UWATP		45.90	0.10					

Option notes for Suite A (Diebold, Inc.):

Option No.	Date	Type	Notes
1	6/30/2007	REN	1-5 Yr. @ Mkt.

Option notes for Suite C (The Quality Group):

Option No.	Date	Type	Notes
1	7/1/2010	REN	5 Yrs. @ Mkt.

Totals:

Building Sq. Ft.	Entity Sq. Ft.	Difference
23,436	23,436	0

	%	Units	Rentable Sqft	Office Sqft
Occupied Sqft:	99.02%	4 Units	23,206	14,269
Leased/Unoccupied Sqft:		0 Units	0	0
Vacant Sqft:	0.98%	1 Units	230	0
Total Sqft:		5 Units	23,436	23,436

Total Security Deposits: $12,414.09

	Monthly	Cat
RICBR	17,114.97	0.00
RRCAM	933.99	0.00
RRINS	507.66	0.00
RROPE	736.85	0.00
RRPTX	659.01	0.00
UWATP	112.33	0.00
Totals:	20,064.81	

1-181-11 FRLA I-150 Teal St.

New Leases

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit	Future Rent Increases	Start Date	Monthly Amt	PSF
300	002589	Sylvania Lighting Services	8/1/2004	7/31/2010	5,099	1,886		RICBR	8/1/2007	3,679.78	8.66
	1181SYLLI1						$0.00	RRCAM	8/1/2007	530.00	1.25
								RRINS	8/1/2007	46.00	0.11
								RRPTX	8/1/2007	323.00	0.76
								UWATP	8/1/2007	53.00	0.12

Sealy FRLA I, LLC
Rent Roll
As of 12/14/2006

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit	Charge	End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
Occupied Suites															
100	000396	Siemens Real Estate, Inc.	8/1/2000	4/30/2010	22,948	19,758		RICBR		18,052.43	9.44				
	1181SIEBU1				42.86%		$6,502.18	RROPE		4,277.30	2.24				
								RRPTX		1,451.79	0.76				
200	000210	DULACO, L. L. C.	7/1/2005	6/30/2007	4,424	897		RICBR		2,064.53	5.60				
	1181DULAC1				8.26%		$4,129.06	RRCAM		459.50	1.25				
								RRINS		170.83	0.46				
								RRPTX		279.88	0.76				
								UWATP		45.86	0.12				
210	000397	Spot Coolers	5/1/2000	5/31/2010	2,766	560		RICBR		1,887.80	8.19				
	1181SPOCO1				5.17%		$1,232.10	RRCAM		287.29	1.25				
								RRINS		106.81	0.46				
								RRPTX		174.99	0.76				
								UWATP		28.67	0.12				
220	000075	Larson-Juhl	9/1/2000	8/31/2008	5,099	411		RICBR		2,637.46	6.21				
	1181LAWJU1				9.52%		$2,485.76	RRCAM		529.61	1.25				
								RRINS		196.85	0.46				
								RRPTX		322.58	0.76				
								UWATP		52.85	0.12				

Option No.	Date	Type	Notes
1	12/1/2007	REN	1-2 Yr. @ Mkt.

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit	Charge	End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
240	000393	Hill Rom Company, Inc.	3/1/2005	4/30/2010	10,601	556		RICBR		4,160.90	4.71				
	1181HILLR1				19.80%		$0.00	RRCAM		1,101.07	1.25				
								RRINS		409.35	0.46				
								RRPTX		670.66	0.76				
								UWATP		109.88	0.12				
290	000391	Brinks Home Security, Inc.	2/1/2000	2/28/2010	2,607	1,741		RICBR		2,124.17	9.78				
	1181BRIHO2				4.87%		$0.00	RRCAM		270.78	1.25				
								RRINS		100.68	0.46				
								RRPTX		164.93	0.76				
								UWATP		27.02	0.12				
300	000398	Sylvania Lighting Services	8/1/2004	7/31/2007	5,099	1,886		RICBR		3,368.41	7.93				
	1181SYLLI1				9.52%		$0.00	RRCAM		529.61	1.25				
								RRINS		196.89	0.46				
								RRPTX		322.58	0.76				
								UWATP		52.85	0.12				

Option No.	Date	Type	Notes
1	3/31/2007	REN	1-3 Yr. no less than $8.66/sf

Totals:

Building Sq. Ft.	Entity Sq. Ft.	Difference
53,544	53,544	0

	Percent	Units	Rentable Sqft	Office Sqft
Occupied Sqft:	100.00%	7 Units	53,544	25,609
Leased/Unoccupied Sqft:		0 Units	0	0
Vacant Sqft:		0 Units	0	0
Total Sqft:		7 Units	53,544	53,544

Total Security Deposits: $14,349.10

Charge	Monthly	Cat
RICBR	34,295.70	0.00
RRCAM	3,177.86	0.00
RRINS	1,181.39	0.00
RROPE	4,277.30	0.00
RRPTX	3,387.41	0.00

Sealy FRLA I, LLC
Rent Roll
As of 12/14/2006

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit	End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
								UWATP	317.13		0.00			
								Totals:	46,636.79					

1-181-12 FRLA I-2675 Valley View

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit	End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
New Leases														
2675	002762 1181GATXL1	APL Logistics, Inc.	12/1/1997	10/31/2007	90,000	0	$0.00				RICBR	1/1/2007	21,150.00	2.82
											RRCAM	1/1/2007	261.00	0.03
											RRINS	1/1/2007	499.66	0.07
											RRPTX	1/1/2007	4,012.74	0.54
Vacant Suites														
2675A		Vacated on			112,000 44.80%	4,070								
Occupied Suites														
2675	002230 1181GATXL1	APL Logistics, Inc.	12/1/1997	12/31/2006	90,000 36.00%	0	$0.00	RICBR	21,150.00	2.82				
								RRCAM	261.00	0.03				
								RRINS	499.66	0.07				
								RRPTX	4,012.74	0.54				
2675B	002448 1181GATXL1	APL Logistics, Inc.	6/2/2006	12/31/2006	12,000 4.80%	0	$0.00							
		Additional Space 2675C 002625	8/19/2006	12/13/2006	24,000	0	$0.00	RICBR	7,080.00	3.54				
		Additional Space 2675D 002668	9/20/2006	12/31/2006	12,000	0	$0.00	RICBR	3,540.00	3.54				
				Total	48,000	0								

Totals:

Building Sq. Ft. 250,000	Entity Sq. Ft. 250,000	Difference 0				Total Security Deposits $0.00		0.00	0.00
	Occupied Sqft	55.20%	4 Units	138,000	0		RICBR	21,150.00	0.00
	Leased/Unoccupied Sqft		0 Units	0	0		RRCAM	261.00	0.00
	Vacant Sqft	44.80%	1 Units	112,000	4,070		RRINS	499.66	0.00
	Total Sqft		5 Units	250,000	250,000		RRPTX	4,012.74	0.00
							UWATP	0.00	0.00
							Totals:	25,923.40	

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit	Charge	End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
1-182-01 FRLA II-11301 Industriplex Blvd.															
New Leases															
3	002764 1182IBERI1	Iberiabank, a LA Corp.	1/1/2007	12/31/2011	7,850	5,975	$0.00					RICBR	1/1/2007	6,770.63	10.35
4	002624 1182ENTRE1	Enterprises Rent-A-Car	9/22/2005	8/31/2012	15,746	11,846	$0.00					RICBR	9/1/2007	15,221.13	11.60
Vacant Suites															
3		*Vacated on 4/30/2006*			7,850 20.44%	5,975									
Occupied Suites															
1	000176 1182EXICO2	Exide Corporation	4/15/2004	6/30/2008	14,800 38.55%	3,243	$6,598.33	RICBR		4,491.58	3.64				
								RRCAM		1,039.32	0.84				
								RRINS		160.00	0.13				
								RRPTX		584.76	0.47				
								UWATP		59.75	0.05				
4	000504 1182ENTRE1	Enterprises Rent-A-Car	9/22/2005	8/31/2007	15,746 41.01%	11,846	$0.00	RICBR		13,121.67	10.00				
								RROPE		342.51	0.26				

Option No.	Date	Type	Notes
1	5/1/2007	REN	2-5 Yr. Opt
2	5/1/2012	REN	5 Yrs. @ Mkt.

Totals:

Building Sq. Ft.	Entity Sq. Ft.	Difference			
38,396	38,396	0			
Occupied Sqft:	79.56%	2 Units	30,546	15,089	
Leased/Unoccupied Sqft:		0 Units	0	0	
Vacant Sqft:	20.44%	1 Units	7,850	5,975	
Total Sqft:		3 Units	38,396	38,396	

Total Security Deposits $6,598.33

Charge	Monthly	Cat
	0.00	0.00
RICBR	17,613.25	0.00
RRCAM	1,039.32	0.00
RRINS	160.00	0.00
RROPE	342.51	0.00
RRPTX	584.76	0.00
UWATP	59.75	0.00
Totals:	19,799.59	

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
1-182-02 FRLA II-11441 Industriplex Blvd.											
New Leases											
160	002144 1182HONIN2	Honeywell International, Inc.	10/1/2004	10/31/2008	3,390	2,700	$2,697.88	RICBR	10/1/2007	2,697.88	9.55
								RRCAM	10/1/2007	220.27	0.78
								RRINS	10/1/2007	34.18	0.12
								RRPTX	10/1/2007	136.68	0.48
								UWATP	10/1/2007	38.09	0.13
Vacant Suites											
150		*Vacated on 6/30/2006*			4,410 12.39%	3,777					

Sealy FRLA II, LLC
Rent Roll
As of 12/14/2006

Occupied Suites

Suite Id	Lease Id	Occupant Name	Move-In Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
100	002457	Motorola, Inc.	10/1/2005	12/31/2006	3,306	2,381		RICBR		2,617.25	9.50				
	1182MOTIN1				9.29%		$2,617.25	RRCAM		214.81	0.78				
								RRINS		33.34	0.12				
								RRPTX		133.29	0.48				
								UWATP		37.15	0.13				
110	000274	NUVOX Communications, Inc.	11/1/2000	11/30/2008	3,609	3,020		RICBR		3,765.39	12.52				
	1182NEWCO1				10.14%		$3,112.76	RRCAM		234.50	0.78				
								RRINS		36.39	0.12				
								RRPTX		145.51	0.48				
								UWATP		40.56	0.13				
140	000409	Laboratory Corp. of America	11/15/2004	11/30/2009	9,206	9,206		RICBR		7,479.88	9.75				
	1182LABHO1				25.86%		$14,959.76	RRCAM		598.16	0.78				
								RRINS		92.83	0.12				
								RRPTX		371.17	0.48				
								UWATP		103.45	0.13				
150	000407	Honeywell International, Inc.	10/1/2004	9/30/2007	3,390	2,700		RICBR		2,904.11	10.28				
	1182HONIN2				9.52%		$0.00	RRCAM		220.27	0.78				
								RRINS		34.18	0.12				
								RRPTX		136.68	0.48				
								UWATP		38.09	0.13				
170	000408	KONE, Inc.	6/1/2004	7/31/2009	3,600	2,416		RICBR		2,400.00	8.00	RICBR	8/1/2008	2,586.00	8.62
	1182KONIN1				10.11%		$2,586.00	RRCAM		233.92	0.78				
								RRINS		36.30	0.12				
								RRPTX		145.15	0.48				
								UWATP		40.45	0.13				

Option No.	Date	Type	Notes
1	3/4/2007	TER	To Cancel with penalty

Suite Id	Lease Id	Occupant Name	Move-In Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
180	002498	Surveyors Services, Inc.	8/1/2006	7/31/2011	4,875	3,375		RICBR		3,859.38	9.50				
	1182SUVSE1				13.70%		$7,718.76	RRCAM		317.00	0.78				
								RRINS		49.00	0.12				
								RRPTX		195.00	0.48				
								UWATP		53.00	0.13				
190	000411	Saybolt, Inc.	7/1/2001	10/31/2007	3,200	3,200		RICBR		2,933.33	11.00				
	1182SAYIN1				8.99%		$0.00	RRCAM		207.93	0.78				
								RRINS		32.27	0.12				
								RRPTX		129.02	0.48				
								UWATP		35.96	0.13				

Totals:

Building Sq. Ft.	Entity Sq. Ft.	Difference
35,596	35,596	0

	%	Units	Rentable Sqft	Office Sqft
Occupied Sqft:	87.61%	7 Units	31,186	26,298
Leased/Unoccupied Sqft:		0 Units	0	0
Vacant Sqft:	12.39%	1 Units	4,410	3,777
Total Sqft:		8 Units	35,596	35,596

Total Security Deposits: $33,692.41

	Monthly	
RICBR	25,959.34	0.00
RRCAM	2,026.61	0.00
RRINS	314.31	0.00
RROPE	0.00	0.00
RRPTX	1,255.82	0.00

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
								UWATP		348.66		0.00			
								Totals:		29,904.74					

1-182-03 FRLA II-11200 Industriplex Blvd.

Vacant Suites

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Start Date	Monthly Amt	PSF
115		*Vacated on*			1,913 4.52%	1,913									

Occupied Suites

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Start Date	Monthly Amt	PSF
100	000413	Hibernia National Bank	7/1/2002	4/30/2009	3,179	3,179		RICBR		3,046.54	11.50				
	1182HIBNA1				7.51%		$3,046.54	RRCAM		207.71	0.78				
								RRINS		31.09	0.12				
								RRPTX		151.48	0.57				
								UWATP		31.52	0.12				

Option No.	Date	Type	Notes
1	5/1/2009	REN	5 Yrs. @ Mkt.
2	5/1/2014	REN	5 Yrs. @ Mkt.

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Start Date	Monthly Amt	PSF
110	002143	Honeywell, Inc.	8/1/2001	10/31/2008	6,045	4,625		RICBR		5,299.45	10.52				
	1182HONIN3				14.27%		$0.00	RRCAM		394.96	0.78				
								RRINS		59.11	0.12				
								RRPTX		288.05	0.57				
								UWATP		59.94	0.12				
120	002159	Primekey Mortgage	3/1/2006	3/31/2011	3,975	3,975		RICBR		3,676.88	11.10				
	1182PRIMO1				9.38%		$14,707.52	RRCAM		288.00	0.87				
								RRINS		30.00	0.09				
								RRPTX		189.00	0.57				

Option No.	Date	Type	Notes
1	11/30/2008	TER	To cancel 3/31/09 w/penalty

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Start Date	Monthly Amt	PSF
150	000412	Angelo Iafrate Construction	11/1/2002	12/31/2007	27,243	27,243		RICBR		27,220.30	11.99	RICBR	1/1/2007	27,674.35	12.19
	1182ANGIA1				64.32%		$16,000.00	RRCAM		1,779.97	0.78				
								RRINS		266.39	0.12				
								RRPTX		1,298.15	0.57				
								UWATP		270.15	0.12				

Option No.	Date	Type	Notes
1	4/1/2007	REN	1-5 Yr. @ Mkt.

Totals:

				Rentable Sqft	Office Sqft	Total Security Deposits		Monthly	Cat
Building Sq. Ft. 42,355	Entity Sq. Ft. 42,355	Difference 0				$35,754.06	RICBR	39,243.17	0.00
Occupied Sqft:		95.48%	4 Units	40,442	39,022		RRCAM	2,670.64	0.00
Leased/Unoccupied Sqft:			0 Units	0	0		RRINS	386.59	0.00
Vacant Sqft:		4.52%	1 Units	1,913	1,913		RRPTX	1,926.68	0.00
Total Sqft:			5 Units	42,355	42,355		UWATP	361.61	0.00

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
								Totals:		44,588.69					

1-182-04 FRLA II-6565 Exchequer Dr.

New Leases

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Start Date	Monthly Amt	PSF
160	002754 1182FEDEX1	Fed Ex Ground	6/1/2007	12/31/2008	33,485	1,072	$0.00								
160	002755 1182FEDEX1	Fed Ex Ground	12/15/1993	12/31/2011	33,485	1,072	$0.00								
190	002756 1182FEDEX1	Fed Ex Ground	12/15/1993	12/31/2011	33,115	2,605	$0.00					RICBR	1/1/2009	27,004.91	9.79

Occupied Suites

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Start Date	Monthly Amt	PSF
100	002453	Southwest Stainless, LTD	8/1/1994	7/31/2009	20,000	1,700		RICBR		8,102.67	4.86				
	1182SUNSU1				18.38%		$5,833.33	RRCAM		754.25	0.45				
								RRINS		147.10	0.09				
								RRPTX		447.35	0.27				
								UWATP		36.76	0.02				
130	000416	Houston Wire & Cable	10/1/2000	9/30/2009	22,200	2,576		RICBR		8,787.50	4.75				
	1182HOUWI1				20.40%		$0.00	RRCAM		683.03	0.37				
								RRINS		157.43	0.09				
								RRPTX		496.56	0.27				
								UWATP		40.81	0.02				

Option No.	Date	Type	Notes
1	5/1/2009	REN	1-5 Yr. @ Mkt.

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Start Date	Monthly Amt	PSF
160	000417	Luffey Medical & Surgical Supp	3/16/2002	3/31/2007	33,485	1,072		RICBR		11,998.79	4.30				
	1182LUFME1				30.78%		$11,998.79	RRCAM		1,262.79	0.45				
								RRINS		246.29	0.09				
								RRPTX		748.98	0.27				
								UWATP		61.55	0.02				

Option No.	Date	Type	Notes
1		FOL	On adj. space

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Start Date	Monthly Amt	PSF
190	000415	Fed Ex Ground	12/15/1993	12/31/2008	33,115	2,605		RICBR		11,259.10	4.08	RICBR	6/1/2007	25,211.18	9.14
	1182FEDEX1				30.44%		$0.00	RRCAM		1,248.84	0.45	RICBR	1/1/2009	27,004.91	9.79
								RRINS		243.57	0.09				
								RRPTX		740.70	0.27				
								UWATP		60.87	0.02				

Option No.	Date	Type	Notes
1	3/31/2008	REN	2-3 Yr. @ Mkt. NTE $13,052/MO
2		FRL	On adj. suite 160.

Suite Id	Lease Id	Occupant Name	Move-In Date	Expiration	Rentable Sqft	Office Sqft	Deposit	Charge	End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
Totals:	Building Sq. Ft. 106,800	Entity Sq. Ft. 106,800	Difference 0				Total Security Deposits $17,832.12	RICBR		40,148.06		0.00			
		Occupied Sqft:	100.00%	4 Units	108,800	7,953		RRCAM		3,948.91		0.00			
		Leased/Unoccupied Sqft:		0 Units	0	0		RRINS		794.39		0.00			
		Vacant Sqft:		0 Units	0	0		RRPTX		2,433.59		0.00			
		Total Sqft:		4 Units	108,800	108,800		UWATP		199.99		0.00			
								Totals:		47,524.94					

1-182-05 FRLA II-11955-11965 Lakeland

Occupied Suites

Suite Id	Lease Id	Occupant Name	Move-In Date	Expiration	Rentable Sqft	Office Sqft	Deposit	Charge	End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
100	002098	Tetra Tech, Inc.	6/1/2001	5/31/2007	11,000	9,697		RICBR		11,229.17	12.25				
	1182TETTE1				12.13%		$6,941.67	RRCAM		477.78	0.52				
								RRINS		105.71	0.12				
								RRPTX		619.51	0.68				
								UWATP		42.47	0.05				

Option No.	Date	Type	Notes
1	11/30/2006	REN	1 Yr. @ Mkt.
2	11/30/2007	REN	1 Yr. @ Mkt.
3	11/30/2008	REN	1 Yr. @ Mkt.
4	11/30/2009	REN	1 Yr. @ Mkt.
5	11/30/2010	REN	

Suite Id	Lease Id	Occupant Name	Move-In Date	Expiration	Rentable Sqft	Office Sqft	Deposit	Charge	End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
150	000212	John Crane	12/1/2000	2/28/2013	26,058	19,883		RICBR		26,042.26	11.99				
	1182JOHCR1				28.74%		$0.00	RRCAM		1,131.81	0.52				
								RRINS		250.42	0.12				
								RRPTX		1,467.56	0.68				
								UWATP		100.60	0.05				
200	000423	Louis and Company	6/1/2005	5/31/2008	10,000	2,228		RICBR		5,000.00	6.00				
	1182LOUCO1				11.03%		$3,000.00	RRCAM		434.34	0.52				
								RRINS		96.10	0.12				
								RRPTX		563.19	0.68				
								UWATP		38.60	0.05				

Option No.	Date	Type	Notes
1	2/1/2008	REN	1-2 Yr. @ Mkt.

Suite Id	Lease Id	Occupant Name	Move-In Date	Expiration	Rentable Sqft	Office Sqft	Deposit	Charge	End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
250	000424	La. Health Service & Indemnity	7/1/2004	6/30/2009	20,000	1,400		RICBR		8,683.33	5.21				
	1182LOUHE1				22.06%		$8,350.00	RRCAM		868.69	0.52				
								RRINS		192.21	0.12				
								RRPTX		1,126.38	0.68				
								UWATP		77.21	0.05				

Option No.	Date	Type	Notes
1	5/1/2007	TER	To cancel w/penalty
2		FRL	On any space at BR12
3	2/28/2009	REN	1 Yr. $.50/sf increase plus CPI

Option No.	Date	Type	Notes
4	2/28/2010	REN	1 Yr. $.50/sf increase plus CPI
5	2/28/2011	REN	1 Yr. $.50/sf increase plus CPI

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
290	002122 1182ALAMA1	Mohawk Industries, Inc.	11/1/2000	8/31/2007	23,604 26.04%	810	$3,145.00	RICBR		9,933.35	5.05				
								RRCAM		1,187.00	0.60				
								RRINS		279.00	0.14				
								RRPTX		1,317.00	0.67				
								UWATP		91.12	0.05				

Option No.	Date	Type	Notes
1	12/31/2004	REN	1-5 Yr. @ Mkt.

Totals:

Building Sq. Ft.	Entity Sq. Ft.	Difference		Units	Rentable Sqft	Office Sqft	Total Security Deposits		Monthly	Cat
90,662	90,662	0					$21,436.67	RICBR	60,888.11	0.00
	Occupied Sqft:	100.00%		5 Units	90,662	34,018		RRCAM	4,099.62	0.00
	Leased/Unoccupied Sqft:			0 Units	0	0		RRINS	923.44	0.00
	Vacant Sqft:			0 Units	0	0		RRPTX	5,093.64	0.00
	Total Sqft:			5 Units	90,662	90,662		UWATP	350.00	0.00
								Totals:	71,354.81	

1-182-06 FRLA II-520-524 Elmwood Park

Vacant Suites

Suite Id	Occupant Name	Rentable Sqft	Office Sqft
100	*Vacated on 7/31/2006*	5,977 5.85%	4,558
160	*Vacated on 2/21/2005*	5,654 5.53%	6,012
260	*Vacated on 4/24/2006*	3,901 3.82%	3,901
270	*Vacated on 8/30/2006*	3,290 3.22%	1,428
CAM	*Vacated on*	527 0.52%	0

Occupied Suites

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
110	000436 1182INTEL2	Interstate Electronic Systems,	6/29/2004	6/30/2007	8,056 7.88%	5,526	$2,944.35	RICBR		5,854.00	8.72				
								RRCAM		664.08	0.99				
								RRINS		296.53	0.44				
								RRPTX		482.44	0.72				
								UWATP		106.41	0.16				
115	000024 1182LOUTI1	Louisiana Timed Managers	7/1/2005	6/30/2007	3,793 3.71%	3,793	$3,619.15	RICBR		3,619.15	11.45				
								RRCAM		312.66	0.99				
								RRINS		139.62	0.44				
								RRPTX		227.15	0.72				
								UWATP		50.10	0.16				

Option No.	Date	Type	Notes
1	6/30/2007	REN	1 Yr. @ Mkt.

Suite Id	Lease Id	Occupant Name	Move-In Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
	2	6/30/2008 REN 1 Yr. @ Mkt.													
	3	6/30/2009 REN 1 Yr. @ Mkt.													
130	000432	Enmon Enterprises, Inc.	7/1/2004	6/30/2009	4,914	4,538		RICBR		4,942.67	12.07				
	1182ENMEN1				4.81%		$4,942.67	RRCAM		405.07	0.99				
								RRINS		180.88	0.44				
								RRPTX		294.28	0.72				
								UWATP		64.91	0.16				
140	000443	PharMerica	8/1/1998	7/31/2009	4,914	3,751		RICBR		4,504.50	11.00				
	1182PHAME1				4.81%		$0.00	RRCAM		0.00	0.00				
								RRINS		5.70	0.01				
								RRPTX		118.20	0.29				
145	000426	Accredo Health Group, Inc.	6/1/2004	5/31/2009	1,387	1,387		RICBR		1,250.61	10.82				
	1182ACCHE1				1.36%		$1,250.61	RRCAM		108.93	0.94				
								RRINS		51.05	0.44				
								RRPTX		83.06	0.72				
		Option No. / Date / Type / Notes						UWATP		18.32	0.16				
	1	12/1/2006 REN 1-5 Yr. @ Mkt.													
150	000438	KONE, Inc.	3/1/2003	3/31/2008	6,307	2,508		RICBR		4,153.50	6.00				
	1182KONIN2				8.13%		$4,153.50	RRCAM		684.77	0.99				
								RRINS		305.77	0.44				
								RRPTX		497.48	0.72				
								UWATP		109.72	0.16				
190	000431	Direct Buy of New Orleans	4/1/2005	3/31/2011	11,495	7,270		RICBR		9,274.38	9.68	RICBR	4/1/2007	9,513.85	9.93
	1182DIROR1				11.25%		$0.00	RRCAM		1,155.00	1.21	RICBR	4/1/2008	10,011.97	10.45
								RRINS		511.16	0.53				
								RRPTX		840.00	0.88				
		Option No. / Date / Type / Notes						UWATP		151.83	0.16				
	1	7/1/2011 REN 2-6 Yr. @ Mkt.													
	2	7/1/2017 REN 1-6 Yr. @ Mkt.													
	Additional Space	180 002439	9/1/2006	3/31/2011	2,508	0	$0.00								
				Total	14,003	7,270									
200	002354	Axcess Medical Clinic	6/1/2006	5/31/2011	2,145	2,145		RICBR		2,055.63	11.50				
	1182AXCME1				2.10%		$4,111.26	RRCAM		177.00	0.99				
								RRINS		78.38	0.44				
								RRPTX		129.00	0.72				
								UWATP		28.60	0.16				

Sealy FRLA II, LLC
Rent Roll
As of 12/14/2006

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
210	002739	Infusion Partners, Inc.	5/1/2001	11/30/2011	9,523	9,523		RICBR		8,761.90	11.04				
	1182INFPA1				9.32%		$3,759.44	RRCAM		786.00	0.99				
								RRINS		349.00	0.44				
								RRPTX		571.00	0.72				
								UWATP		127.00	0.16				
230	000430	Delta-Com Services, Inc.	7/1/2001	6/30/2007	2,808	2,808		RICBR		2,681.64	11.46				
	1182DELCO1				2.75%		$3,288.05	RRCAM		231.47	0.99				
								RRINS		103.36	0.44				
								RRPTX		168.16	0.72				
								UWATP		37.09	0.16				
235	002097	Danka Office Emaging Co.	8/1/1998	7/31/2009	1,619	1,363		RICBR		1,450.35	10.75				
	1182DANOF1				1.58%		$8,310.82	RRCAM		133.46	0.99				
								RRINS		59.59	0.44				
								RRPTX		96.96	0.72				
								UWATP		21.38	0.16				
240	000437	Interface Security Systems	4/1/2005	3/31/2010	3,387	2,695		RICBR		2,833.79	10.04				
	1182INTSY1				3.31%		$2,780.16	RRCAM		279.20	0.99				
								RRINS		124.67	0.44				
								RRPTX		202.83	0.72				
								UWATP		44.74	0.16				
250	002748	Uni-Copy Corp. of LA	1/1/2000	11/30/2009	10,000	8,810		RICBR		5,208.33	6.25				
	1182UNICO1				9.78%		$5,000.00	RRCAM		586.64	0.70				
								RRINS		336.93	0.40				
								RRPTX		467.42	0.56				
								UWATP		132.08	0.16				
280	002750	PetroChem Inspection Services	11/15/2006	11/30/2011	4,559	2,540		RICBR		3,362.26	8.85	RICBR	11/15/2016	1,758.64	4.66
	1182PETIN1				4.46%		$6,724.52	RRCAM		376.00	0.99				
								RRINS		167.00	0.44				
								RRPTX		274.00	0.72				
								UWATP		61.00	0.16				

Option No.	Date	Type	Notes
1	3/31/2011	REN	3 Yrs. @ Mkt.
2	3/31/2014	REN	3 Yrs. @ Mkt.

Suite Id	Lease Id	Occupant Name	Move-in Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat
290	000077	Coinco Acceptors, Inc.	9/1/2002	8/31/2008	3,445	2,000		RICBR		2,304.06	8.03	
	1182COIAC1				3.37%		$2,199.06	RRCAM		106.22	0.37	

Totals:

Building Sq. Ft.	Entity Sq. Ft.		Difference		Rentable Sqft	Office Sqft	Total Security Deposits		Monthly	Cat
102,209	102,209		0				$53,063.50	RICBR	62,256.77	0.00
	Occupied Sqft:		81.07%	16 Units	82,860	60,657		RRCAM	6,006.50	0.00
	Leased/Unoccupied Sqft:			0 Units	0	0		RRINS	2,709.64	0.00
	Vacant Sqft:		18.93%	5 Units	19,349	15,899		RRPTX	4,451.98	0.00
	Total Sqft:			21 Units	102,209	102,209		UWATP	953.18	0.00
								Totals:	76,378.07	

Sealy BR4, LP
Rent Roll
As of 12/14/2006

1-184-01 BR 4-6735 Exchequer

Occupied Suites

Suite Id	Lease Id	Occupant Name	Move-In Date	Expiration	Rentable Sqft	Office Sqft	Deposit		End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
100	000452	Tyco Valves & Con	3/1/2005	2/28/2015	31,500	9,157		RICBR		18,014.00	6.86	RICBR	3/1/2010	18,914.00	7.21
	1184TYCCO1				21.88%		$15,164.00	RRCAM		786.43	0.30	RICBR	3/1/2013	19,864.00	7.57
								RRINS		136.26	0.05				
								RRPTX		1,067.96	0.41				
								UWATP		38.28	0.01				
120	000450	Flick Distributing	4/1/2005	3/31/2010	18,000	1,576		RICBR		7,260.00	4.84				
	1184FLIDI1				12.50%		$7,260.00	RRCAM		450.53	0.30				
								RRINS		77.86	0.05				
								RRPTX		610.26	0.41				
								UWATP		21.88	0.01				
150	002226	United States Postal Service	9/1/2005	8/31/2007	67,500	2,194		RICBR		27,894.13	4.92				
	1184UPOST1				46.88%		$0.00	RROPE		5,738.00	1.02				
190	000451	Tire Centers, L.L.C.	10/7/2004	10/31/2011	27,000	2,108		RICBR		10,642.50	4.73				
	1184TIRCE1				18.75%		$0.00	RRCAM		675.80	0.30				
								RRINS		116.80	0.05				
								RRPTX		915.39	0.41				
								UWATP		32.81	0.01				

Suite 100 options:

Option No.	Date	Type	Notes
1		FRL	ROF on adj. 13,500 sq. ft.
2	12/31/2011	TER	To Cancel w/penalty

Suite 150 options:

Option No.	Date	Type	Notes
1	5/1/2007	REN	2-1 Yr. @ fixed rates
2	5/1/2008	REN	1-Yr. @ fixed rate

Totals:

	Building Sq. Ft.	Entity Sq. Ft.	Difference		Rentable Sqft	Office Sqft	Total Security Deposits		Monthly		Cat
	144,000	144,000	0				$22,424.00	RICBR	63,610.63		0.00
Occupied Sqft			100.00%	4 Units	144,000	15,035		RRCAM	1,914.76		0.00
Leased/Unoccupied Sqft				0 Units	0	0		RRINS	330.92		0.00
Vacant Sqft				0 Units	0	0		RROPE	5,738.00		0.00
Total Sqft				4 Units	144,000	144,000		RRPTX	2,593.61		0.00
								UWATP	92.97		0.00
								Totals:	74,280.89		

Grand Total:

	Building Sq. Ft.	Entity Sq. Ft.	Difference		Rentable Sqft	Office Sqft	Total Security Deposits		Monthly
									0.00
	2,453,416	2,453,416	0				$750,552.00	OIOTH	50.00
Occupied Sqft			89.59%	222 Units	2,197,929	735,968		OITIR	15,760.00
Leased/Unoccupied Sqft				0 Units	0	0		RICBR	1,071,421.84
Vacant Sqft			10.41%	25 Units	255,487	67,093		RLFRE	-430.43
Total Sqft				247 Units	2,453,416	2,453,416		RRCAM	95,733.82
								RRINS	25,860.48
								RROPE	24,670.43

Suite Id	Lease Id	Occupant Name	Move-In Date	Expiration	Rentable Sqft	Office Sqft	Deposit	End Date	Monthly	Annual Rate PSF	Cat	Future Rent Increases Start Date	Monthly Amt	PSF
								RRPTX	98,990.01					
								UELEP	4,651.86					
								UELES	255.10					
								UGASP	1,527.48					
								UWATP	7,173.24					
								Totals:	1,345,863.63					

SCHEDULE 701.7(A)

INSURANCE

[Seller to Attach]

Sealy and Company, Inc.
06/30/2006 to 06/30/2007

COVERAGE/PERILS/FORMS		AMOUNT OF INSURANCE	DEDUCTIBLE
Property Insurance Layers:			
1 – United States Fire Insurance Co.	**Policy: #2441893608**	**Primary $5,000,000 Per Occurrence**	
Building /Special Form/Replacement Cost		(Limit per Schedule Applies)	$25,000
Loss of Income – Rents/ Extra Expense/Actual Loss Sustained 12 Months		(Limit per Schedule Applies)	
Wind/Hail Deductible (if applicable)			2% of TIV per location for Tier 1 Counties including entire state of FL., $100,000 Per Occurrence Minimum. $100,000 Wind/Hail All Other-1st Tier
SUBLIMITS:			
Extra Expense		$2,500,000	
Mold		$50,000 (6 Month Discovery)	
Earthquake (Excludes CA)		$10,000,000	$100,000
Flood – A & V Zones		$10,000,000	$100,000 excess of NFIP plus 7 day wait as respects Business Income/Extra Expense for perils of flood for any location in 100 year flood plain
Flood – All other zones		$10,000,000	$100,000
Building Ordinance or Law (Coverage A, B, C)		$2,000,000	$25,000
Terrorism Risk Insurance Act of 2002 Coverage Included			
2 – Lexington Insurance Company	**Policy #4141523**	$5,000,000 Excess of $5,000,000	Refer to Underlying Policy
		(Occurrence Limit of Liability)	
		Includes all Flood & Earthquake	
3 – Landmark American Ins. Company Axis Surplus Insurance Company	**Policy #LHD347706 (25% Quota Share) Policy #ECF72755706 (25% Quota Share)**	$15,000,000 Excess of $10,000,000 Excludes All Flood & Earthquake	Refer to Underlying
4 - Illinois Union Insurance Company	**Policy #D3606562A001 (50% Quota Share)**	$10,000,000 Excess of $10,000,000 Excludes All Flood & Earthquake	Refer to Underlying
5 – Arch Specialty Insurance Company	**Policy #ESP001680900 (50% Quota Share)**	$10,000,000 Excess of $20,000,000 Excludes All Flood & Earthquake	Refer to Underlying

COVERAGE/PERILS/FORMS		AMOUNT OF INSURANCE	DEDUCTIBLE
6 – Ariel RE	**Policy #P0001022006 (50% Quota Share)**	$5,000,000 Excess of $25,000,000 Excludes All Flood & Earthquake	Refer to Underlying
7 – Landmark American Insurance Company	**Policy #LHD347707**	$75,000,000 Excess of $25,000,000 Excludes All Flood, Earthquake, Wind and Hail	Refer to Underlying
Boiler & Machinery Coverage			
St. Paul Travelers	**Policy #: BAJBMG534D8859TIL06**	$25,000,000	$10,000
General Liability Coverage			
Steadfast Insurance Company	**Policy #: SOC0921338001**	$ 10,000,000 Policy Aggregate Cap	
		$ 1,000,000 Per Occurrence	
		$ 2,000,000 General Aggregate - Other than Products Completed Operation	$ 5,000 Per Occ. (BI and PD) **$ 1,000** for Employee Benefits Liability Deductible will be eroded by allocated claim costs including defense.
		$ 2,000,000 Products Completed Ops Aggregate	
		$ 1,000,000 Personal & Advertising Injury (any one person or organization)	
		$ 100,000 Fire Damage (any one fire) Medical Payments (Excluded)	
Umbrella Liability Coverage			
American International Specialty Lines Insurance Company	**Policy #: 9747218**	$ 25,000,000 Each Occurrence $ 25,000,000 General Aggregate $ 25,000,000 Products/Completed Operations Aggregate $ 250,000 Crisis Response Sub limit of Insurance $ 50,000 Excess Casualty Crisis Fund Limit of Insurance	(SIR) $ 10,000

COVERAGE/PERILS/FORMS		AMOUNT OF INSURANCE	DEDUCTIBLE
Excess Liability Coverage			
Fireman's Fund Insurance Company	**Policy #: SHX00069409100**	$ 25,000,000 Excess of $ 25,000,000 underlying with AIG	Refer to Underlying
D&O Liability Coverage			
Nutmeg Insurance Company	**Policy #: OODB022079906**	$ 1,000,000 Inclusive of Defense Cost and excess of	$ 50,000 Each Claim Under Section I (B) or all Organization General Partners Under Section I (A) inclusive of Defense Costs

SCHEDULE 701.7(B)

INSURANCE NOTICES

[None]

SCHEDULE 1001.2(a)

FORM OF SPECIAL WARRANTY DEED - TEXAS

THE STATE OF TEXAS	§	
	§	KNOW ALL MEN BY THESE PRESENTS THAT:
COUNTY OF ________	§	

________________________, a ________________ (whether one or more, "Grantor"), for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00), and other good and valuable consideration paid by __________________________, a ____________________ (the "Grantee"), the receipt and sufficiency of which are hereby acknowledged and confessed, subject to the exceptions, liens, encumbrances, terms and provisions hereinafter set forth and described, has GRANTED, BARGAINED, SOLD and CONVEYED, and by these presents does hereby GRANT, BARGAIN, SELL and CONVEY, unto Grantee all of that certain lot, tract or parcel of land situated in ________County, Texas, and being more particularly described in Exhibit "A" attached hereto and incorporated herein by reference for all purposes.

TOGETHER WITH, all and singular, the rights, benefits, privileges, easements, tenements, hereditaments, appurtenances and interests thereon or in anywise appertaining thereto and with all improvements located thereon belonging to Grantor (said land, rights, benefits, privileges, easements, tenements, hereditaments, appurtenances, improvements and interests being hereinafter referred to as the "Property").

For the same consideration recited above, Grantor hereby BARGAINS, SELLS and TRANSFERS, without warranty, express or implied, all interest, if any, of Grantor in (i) strips or gores, if any, between the Property and abutting or immediately adjacent properties, and (ii) any land lying in or under the bed of any street, alley, road or right-of-way, opened or proposed, abutting or immediately adjacent to the Property.

This conveyance is made subject and subordinate to the encumbrances and exceptions ("Permitted Exceptions") described in Exhibit "B" attached hereto and incorporated herein by reference for all purposes, but only to the extent they affect or relate to the Property.

TO HAVE AND TO HOLD the Property, subject to the Permitted Exceptions as aforesaid, unto Grantee, and Grantee's successors and assigns, forever; and Grantor does hereby bind Grantor, and Grantor's successors and assigns, to WARRANT and FOREVER DEFEND, all and singular, the Property, subject to the Permitted Exceptions, unto Grantee, and Grantee's

successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Grantor, but not otherwise.

Grantee, by its acceptance hereof, does hereby assume and agree to pay any and all ad valorem taxes and special assessments pertaining to the Property for calendar year and subsequent years, there having been a proper proration of ad valorem taxes for the current calendar year between Grantor and Grantee.

ACKNOWLEDGING THE PRIOR USE OF THE PROPERTY AND GRANTEE'S OPPORTUNITY TO INSPECT THE PROPERTY, GRANTEE AGREES TO TAKE THE PROPERTY "AS IS", "WHERE IS", WITH ALL FAULTS AND CONDITIONS THEREON AND THAT NEITHER GRANTOR, ITS AGENTS OR EMPLOYEES HAVE MADE, AND SUCH PARTIES SPECIFICALLY DISCLAIM, ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE CONCERNING THE CONDITION (INCLUDING, BUT NOT LIMITED TO, THE ENVIRONMENTAL CONDITION) OF THE PROPERTY. GRANTEE, BY ACCEPTANCE OF THIS DEED, SHALL BE DEEMED TO HAVE WAIVED, RELINQUISHED AND RELEASED GRANTOR (AND GRANTOR'S OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS) FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT), LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) OF ANY AND EVERY KIND OR CHARACTER, <u>KNOWN OR UNKNOWN</u>, WHICH GRANTEE MIGHT HAVE ASSERTED OR ALLEGED AGAINST GRANTOR (AND GRANTOR'S OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS) AT ANY TIME BY REASON OF OR ARISING OUT OF ANY LATENT OR PATENT CONSTRUCTION DEFECTS OR PHYSICAL CONDITIONS, VIOLATIONS OF ANY APPLICABLE LAWS AND ANY AND ALL OTHER ACTS, OMISSIONS, EVENTS, CIRCUMSTANCES OR MATTERS REGARDING THE PROPERTY.

GRANTEE, ITS SUCCESSORS AND ASSIGNS, HEREBY WAIVE, RELEASE AND AGREE NOT TO MAKE ANY CLAIM OR BRING ANY COST RECOVERY ACTION OR CLAIM FOR CONTRIBUTION OR OTHER ACTION OR CLAIM AGAINST GRANTOR OR ITS AFFILIATES, MEMBERS, PARTNERS, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS, OR ASSIGNS (COLLECTIVELY, "GRANTOR AND ITS AFFILIATES") BASED ON (A) ANY FEDERAL, STATE, OR LOCAL ENVIRONMENTAL OR HEALTH AND SAFETY LAW OR REGULATION, INCLUDING THE COMPREHENSIVE ENVIRONMENTAL RESPONSE COMPENSATION AND LIABILITY ACT OF 1980 ("CERCLA"), AS AMENDED, OR ANY STATE EQUIVALENT, OR ANY SIMILAR LAW NOW EXISTING OR HEREAFTER ENACTED, (B) ANY DISCHARGE, DISPOSAL, RELEASE, OR ESCAPE OF ANY CHEMICAL, OR ANY MATERIAL WHATSOEVER, ON, AT, TO, OR FROM THE PROPERTY; OR (C) ANY

ENVIRONMENTAL CONDITIONS WHATSOEVER ON, UNDER, OR IN THE VICINITY OF THE PROPERTY.

EXECUTED as of the _____ day of __________________, 2006.

GRANTOR:

THE STATE OF TEXAS §
§
COUNTY OF ________ §

This instrument was acknowledged before me on this the _____ day of ______________, 2005, by ____________________, ________________ of __________________, a ____________________ limited partnership, on behalf of such limited partnership.

____
Notary Public in and for the State of Texas

____
Printed Name of Notary Public
My Commission Expires:____________________

GRANTEE'S ADDRESS FOR TAX NOTICES:

____
____
____

When recorded, return to:

____
____
____

List of Exhibits:

Exhibit A - Property Description
Exhibit B - Permitted Exceptions

SCHEDULE 1001.2(b)

FORM OF LIMITED WARRANTY DEED – OHIO

[To be Attached]

LIMITED WARRANTY DEED

KNOW ALL MEN BY THESE PRESENTS, that ________________________, a(n) __________ ("**Grantor**"), for Ten Dollars ($10.00) and other good and valuable consideration paid, grants, with limited warranty covenants, to ____________________________ (**"Grantee"**), the real property situated in the State of Ohio, County of ___________ and in the City of ______________ as follows:

*[INSERT PROPERTY DESCRIPTION] (the "**Property**")*

Parcel Number: __________________
Property Address: ___________________________

Subject to easements, conditions, covenants, restrictions and reservations of record, zoning ordinances and legal highways, and real estate taxes and assessments not yet due and payable.

Prior Instrument Reference: Official Record _______, Page _____, Recorder's Office, _____________ County, Ohio.

ACKNOWLEDGING THE PRIOR USE OF THE PROPERTY AND GRANTEE'S OPPORTUNITY TO INSPECT THE PROPERTY, GRANTEE AGREES TO TAKE THE PROPERTY "AS IS", "WHERE IS", WITH ALL FAULTS AND CONDITIONS THEREON AND THAT NEITHER GRANTOR, ITS AGENTS OR EMPLOYEES HAVE MADE, AND SUCH PARTIES SPECIFICALLY DISCLAIM, ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE CONCERNING THE CONDITION (INCLUDING, BUT NOT LIMITED TO, THE ENVIRONMENTAL CONDITION) OF THE PROPERTY. GRANTEE, BY ACCEPTANCE OF THIS DEED, SHALL BE DEEMED TO HAVE WAIVED, RELINQUISHED AND RELEASED GRANTOR (AND GRANTOR'S OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS) FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT), LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, WHICH GRANTEE MIGHT HAVE ASSERTED OR ALLEGED AGAINST GRANTOR (AND GRANTOR'S OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS) AT ANY TIME BY REASON OF OR ARISING OUT OF ANY LATENT OR PATENT CONSTRUCTION DEFECTS OR PHYSICAL CONDITIONS, VIOLATIONS OF ANY APPLICABLE LAWS AND ANY AND ALL OTHER ACTS, OMISSIONS, EVENTS, CIRCUMSTANCES OR MATTERS REGARDING THE PROPERTY.

GRANTEE, ITS SUCCESSORS AND ASSIGNS, HEREBY WAIVE, RELEASE AND AGREE NOT TO MAKE ANY CLAIM OR BRING ANY COST RECOVERY ACTION OR CLAIM FOR CONTRIBUTION OR OTHER ACTION OR CLAIM AGAINST GRANTOR OR ITS AFFILIATES, MEMBERS, PARTNERS, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS, OR ASSIGNS (COLLECTIVELY, "GRANTOR AND ITS AFFILIATES") BASED ON (A) ANY FEDERAL, STATE, OR LOCAL ENVIRONMENTAL OR HEALTH AND SAFETY LAW OR REGULATION, INCLUDING THE COMPREHENSIVE ENVIRONMENTAL RESPONSE COMPENSATION AND LIABILITY ACT OF 1980 ("CERCLA"), AS AMENDED, OR ANY STATE EQUIVALENT, OR ANY SIMILAR LAW NOW EXISTING OR HEREAFTER ENACTED, (B) ANY DISCHARGE, DISPOSAL, RELEASE, OR ESCAPE OF ANY CHEMICAL, OR ANY MATERIAL

WHATSOEVER, ON, AT, TO, OR FROM THE PROPERTY; OR (C) ANY ENVIRONMENTAL CONDITIONS WHATSOEVER ON, UNDER, OR IN THE VICINITY OF THE PROPERTY.

_________________________ has caused this instrument to be executed by its duly authorized officer this _____ day of _____________, 200___.

[Insert Seller's Signature Block]

By: ____________________________

Its: ____________________________

STATE OF ___________ :
:ss.
COUNTY OF ___________ :

The foregoing instrument was acknowledged before me this ____ day of ____________, 2002 by ______________, _____________ of _____________________, a(n) __________, for and on behalf of ______________________________.

____
Notary Public

This instrument prepared by: ______________________
____
____

SCHEDULE 1001.2(c)

FORM OF ACT OF CASH SALE – LOUISIANA

[To be Attached]

CASH SALE OF PROPERTY

BY:

____

TO:

____

BE IT KNOWN, on the dates hereinafter indicated but effective as of the last day of execution hereof by the parties hereto;

BEFORE the undersigned Notaries Public, each duly commissioned and qualified in and for the Parishes of the State of Louisiana hereinafter indicated, and in the presence of the undersigned witnesses,

PERSONALLY CAME AND APPEARED:

_____________________________, a __________________ organized and existing under the laws of the State of ______________, represented herein by and through its duly authorized __________________, ________________, pursuant to the [*fill in: unanimous consent of members; consent of managers, etc.*], **an original of which is hereto annexed;**

Mailing Address: ________________________
____

Taxpayer Identification Number: ________________
(hereinafter "**Seller**")

who declared unto me, Notary, that Seller does by these presents grant, bargain, sell, convey, transfer, assign, set over, abandon and deliver, without any warranties whatsoever, not even as to title, but with full substitution and subrogation in and to all the rights and actions of warranty which Seller has or may have against all preceding owners and vendors, unto:

____________________, a ____________________ organized and existing under the laws of the State of __________________, represented herein by and through its duly authorized ______________, ____________________, pursuant to *[fill in: unanimous consent of members; consent of managers, etc.]*, an **original of which is hereto annexed**;

Mailing Address: ______________________________
____

Taxpayer Identification Number: ______________________________
(hereinafter "**Purchaser**")

here present, accepting and purchasing for itself, its successors and assigns, and acknowledging due delivery and possession thereof, all and singular, the following described property, to-wit:

[INSERT PROPERTY DESCRIPTION]

(the "**Property**").

Being the same property acquired by Seller from __________________ by act dated _______________, filed ____________, in COB ________ folio ________, records of ___________________ Parish, Louisiana.

THIS ACT IS MADE AND ACCEPTED SUBJECT TO THE FOLLOWING:

[list permitted exceptions]

TO HAVE AND TO HOLD the above-described Property to Purchaser, Purchaser's successors and assigns forever.

This sale is made and accepted for and in consideration of the price and sum of ***[fill in actual sales price]*** **and NO/100 ($__________________) DOLLARS,** all cash, which Purchaser has well and truly paid, in ready and current money, to Seller, who hereby acknowledges the receipt thereof and grants full acquittance and discharge therefor.

ACKNOWLEDGING THE PRIOR USE OF THE PROPERTY AND PURCHASER'S OPPORTUNITY TO INSPECT THE PROPERTY, PURCHASER AGREES TO TAKE THE PROPERTY "AS IS", "WHERE IS", WITH ALL FAULTS AND CONDITIONS THEREON AND THAT NEITHER SELLER, ITS AGENTS OR EMPLOYEES HAVE MADE, AND SUCH PARTIES SPECIFICALLY DISCLAIM, ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE CONCERNING THE CONDITION

(INCLUDING, BUT NOT LIMITED TO, THE ENVIRONMENTAL CONDITION) OF THE PROPERTY. PURCHASER, BY ACCEPTANCE OF THIS ACT, SHALL BE DEEMED TO HAVE WAIVED, RELINQUISHED AND RELEASED SELLER (AND SELLER'S OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS) FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT), LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, WHICH PURCHASER MIGHT HAVE ASSERTED OR ALLEGED AGAINST SELLER (AND SELLER'S OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS) AT ANY TIME BY REASON OF OR ARISING OUT OF ANY LATENT OR PATENT CONSTRUCTION DEFECTS OR PHYSICAL CONDITIONS, VIOLATIONS OF ANY APPLICABLE LAWS AND ANY AND ALL OTHER ACTS, OMISSIONS, EVENTS, CIRCUMSTANCES OR MATTERS REGARDING THE PROPERTY.

PURCHASER, ITS SUCCESSORS AND ASSIGNS, HEREBY WAIVE, RELEASE AND AGREE NOT TO MAKE ANY CLAIM OR BRING ANY COST RECOVERY ACTION OR CLAIM FOR CONTRIBUTION OR OTHER ACTION OR CLAIM AGAINST SELLER OR ITS AFFILIATES, MEMBERS, PARTNERS, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS, OR ASSIGNS (COLLECTIVELY, "SELLER AND ITS AFFILIATES") BASED ON (A) ANY FEDERAL, STATE, OR LOCAL ENVIRONMENTAL OR HEALTH AND SAFETY LAW OR REGULATION, INCLUDING THE COMPREHENSIVE ENVIRONMENTAL RESPONSE COMPENSATION AND LIABILITY ACT OF 1980 ("CERCLA"), AS AMENDED, OR ANY STATE EQUIVALENT, OR ANY SIMILAR LAW NOW EXISTING OR HEREAFTER ENACTED, (B) ANY DISCHARGE, DISPOSAL, RELEASE, OR ESCAPE OF ANY CHEMICAL, OR ANY MATERIAL WHATSOEVER, ON, AT, TO, OR FROM THE PROPERTY; OR (C) ANY ENVIRONMENTAL CONDITIONS WHATSOEVER ON, UNDER, OR IN THE VICINITY OF THE PROPERTY.

Seller does not warrant that the Property is free from redhibitory or latent defects or vices, and Purchaser shall and hereby does release the Seller of any liability for redhibitory or latent defects or vices under Louisiana Civil Code Articles 2520 through 2548. Purchaser shall and hereby does waive the warranty of fitness for intended purpose and guarantee against hidden or latent redhibitory vices under Louisiana law, including Louisiana Civil Code Articles 2520 through 2548, and that warranty imposed by Louisiana Civil Code Article 2475 and shall waive all rights and redhibition pursuant to Louisiana Civil Code Article 2520.

Purchaser acknowledges and agrees that the provisions contained herein were a material factor in Seller's acceptance of the purchase price, that Seller was unwilling to sell the Property to Purchaser unless Seller was released as expressly set forth above.

________ **Purchaser acknowledges and declares that the foregoing waivers and**
Purchaser's **indemnity have been brought to the attention of Purchaser and explained in**

Initials **detail to it and that Purchaser has voluntarily and knowingly consented to the foregoing waiver and indemnity.**

The parties hereto waive the production of mortgage and conveyance certificates, and hereby relieve and release us, the undersigned Notaries, from any responsibility or liability in connection therewith.

Seller hereby represents and warrants that *ad valorem* taxes bearing against the Property have been paid through the year ________. Taxes for the year _______ are being prorated between the parties. Purchaser shall be responsible for the payment of all *ad valorem* taxes bearing against the Property after and including those for the year ________, and notices of such taxes shall be sent to Purchaser at the address set forth in Purchaser's appearance clause above.

This document may be executed in multiple counterparts which taken together shall have the full force and effect of an original.

[SIGNATURE PAGES TO FOLLOW.]

THUS DONE AND SIGNED by Seller on the _____ day of ____________, in the Parish of ____________________, State of Louisiana, before me, the undersigned Notary Public, duly commissioned and qualified in and for said Parish and State, and in the presence of the undersigned competent witnesses, who have signed with said parties after due reading of the whole.

WITNESSES:

SELLER:

[fill in full name of seller]

____
Print Name: ______________

BY: ______________________________
Name: ____________________________
Title: ____________________________

____
Print Name: ______________

____
NOTARY PUBLIC
Name: ______________________
My commission is issued for life
Notary I.D. No./La. Bar Roll No. _________

THUS DONE AND SIGNED by Purchaser on the ______ day of _________________, in the Parish of _________________________, State of Louisiana, before me, the undersigned Notary Public, duly commissioned and qualified in and for said Parish and State, and in the presence of the undersigned competent witnesses, who have signed with said parties after due reading of the whole.

WITNESSES:

____
Print Name: _______________

____
Print Name: _______________

PURCHASER:

[fill in full name of purchaser]

BY: _______________________________
Name: _____________________________
Title: _____________________________

____
NOTARY PUBLIC
Name: _________________________
My commission is issued for life
La. Bar Roll No. __________

SCHEDULE 1001.3

FORM OF BILL OF SALE

Seller, _______________, a ____________________ (the "Seller"), having its principal place of business at ____________________________, in consideration of Ten and No/100 Dollars ($10.00), receipt of which is hereby acknowledged, does hereby sell, assign, transfer and set over to Buyer, _______________________________, a ______________________ (the "Buyer"), the following described personal property (the "Property"), to-wit:

> All fixtures; equipment (excluding computer software and key tracking systems); furniture, and all other property of every kind and character, to the extent located on the Property and owned by the Seller and used in connection with the real property legally described on Exhibit "A" attached hereto and made a part hereof, including without limitation, the personalty described on Exhibit "B" attached hereto and incorporated herein by this reference.

SELLER MAKES NO WARRANTY OF TITLE, MERCHANTABILITY, QUALITY OR FITNESS FOR A PARTICULAR PURPOSE IN RESPECT OF THE FOREGOING PROPERTY, AND THE SAME IS SOLD IN "AS IS, WHERE IS" CONDITION, WITH ALL FAULTS. BUYER ACKNOWLEDGES THAT THE FOREGOING PROPERTY IS IN A USED CONDITION AND THAT SELLER IS NOT A MANUFACTURER, DISTRIBUTOR, DEALER OR MERCHANT IN OR OF SAID PROPERTY.

This conveyance is made subject and subordinate to the encumbrances and exceptions ("Permitted Exceptions") described in Exhibit "C" attached hereto and incorporated herein by reference for all purposes, but only to the extent they affect or relate to the Property.

TO HAVE AND TO HOLD the Property, subject to the Permitted Exceptions as aforesaid, unto Buyer.

IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be signed in its name this ______ day of ________________, 2006.

SELLER:

List of Exhibits:

Exhibit A	-	Property Description
Exhibit B	-	Personalty
Exhibit C	-	Permitted Exceptions

SCHEDULE 1001.4

FORM OF ASSIGNMENT AND ASSUMPTION OF LEASES

THIS ASSIGNMENT OF LEASES AND ASSUMPTION AGREEMENT ("Assignment"), is made as of the ____ day of __________, 2006, by and between ________________________., a ______________ limited partnership ("Assignor"), and __________________, a ______________ ("Assignee").

WITNESSETH:

WHEREAS, Assignor has of even date herewith conveyed to Assignee certain real property located in ______________ County, __________ and improvements located thereon, which real property is more particularly described in Exhibit "A" attached hereto and made a part hereof ("Property").

NOW, THEREFORE, in consideration of TEN AND NO/100 DOLLARS ($10.00) in hand paid to Assignor, the mutual covenants contained herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

1.

Tenant Leases

Assignor does hereby assign, convey, transfer and set over to Assignee, all rents and profits from the Property accruing from and after the date hereof and all of Assignor's right, title, interest, powers and privileges in and to all tenant leases, subleases, licenses and other occupancy agreements, together with any and all amendments, modifications or supplements thereto, relating to and affecting the Property or any portion thereof, and all guaranties thereof and unapplied security deposits thereunder, if any (collectively, the "Leases"). Assignor agrees to indemnify Assignee and hold Assignee harmless from and against any and all claims, liens, damages, demands, causes of action, liabilities, lawsuits, judgments, losses, costs and expenses (including, without limitation, attorneys' fees and expenses) (collectively, the "Losses") asserted against or incurred by Assignee by reason of or arising out of any failure by Assignor to perform or observe the obligations, covenants, terms and conditions arising in connection with the Leases and related to the period before the date hereof. Assignee does hereby assume all of Assignor's right, title, interest, duties, obligations, liabilities, powers and privileges in, to and under the Leases from and after the date of this Assignment, and does hereby further agree to indemnify Assignor and hold Assignor harmless from and against any and all Losses asserted against or incurred by Assignor by reason of or arising out of any failure by Assignee to perform or observe the obligations, covenants, terms and conditions assumed by Assignee hereunder arising in connection with the Leases and related to the period on or after the date hereof. Nothing

contained herein shall in any way grant any third party beneficiary rights with respect to this Assignment.

2.

Limitation of Liability.

The obligations of Assignor are intended to be binding only on Assignor and Assignor's assets and shall not be personally binding upon, nor shall any resort be had to, the private properties of any of the members, partners, officers, directors, shareholders or beneficiaries of Assignor, or of any members, partners, officers, directors, shareholders or beneficiaries of any partners of Assignor, or of any of Assignor's employees or agents.

3.

Successors and Assigns

This Agreement shall inure to the benefit of and be binding upon the successors and assigns of Assignor and Assignee.

4.

Governing Law; Counterparts

This Assignment shall be construed under and enforced in accordance with the laws of the State of __________. This Assignment may be executed in multiple counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Assignment and affixed their respective seals as of the day and year first above written.

ASSIGNOR:

______________________________,
a ______________________

By:______________________________
Name:____________________________
Title:_____________________________

ASSIGNEE:

______________________________,
a ______________________

By:______________________________
Name:____________________________
Title:_____________________________

List of Exhibits:

Exhibit A - Property Description

SCHEDULE 1001.5

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS **ASSIGNMENT AND ASSUMPTION AGREEMENT** is made as of this ___ day of __________, 2006, by and between ________________, a __________ limited partnership ("Assignor"), and ______________, a _____________ ("Assignee").

WITNESSETH:

WHEREAS, Assignor has of even date herewith conveyed to Assignee certain premises located in _________ County, _______, together with all buildings, improvements, structures or fixtures located therein or thereon, as more particularly described on Exhibit "A" attached hereto and incorporated herein by reference ("Property").

NOW, THEREFORE, in consideration of TEN AND NO/100 DOLLARS ($10.00) in hand paid to Assignor, the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

1. Assignment. Assignor does hereby sell, assign, transfer, set-over and deliver unto Assignee, its successors and assigns, without warranty, all right, title and interest of Seller in and to:

a. all maintenance, service and supply agreements relating to, affecting, or arising out of the Property or its ownership or operation and which are identified in Exhibit "B" attached hereto (the "Service Contracts");

b. all licenses, permits and governmental approvals relating to the development and operation of the Property, to the extent assignable;

c. if and to the extent assignable, all plans and specifications and other architectural and engineering drawings, if any, for the improvements located on the Property;

d. all warranties and guaranties, if any (and only to the extent assignable) relating to the Property, and

e. all tenant lists and tenant files, correspondence with tenants and vendors' records (including, but not limited to those relating to tenant insurance, maintenance, repairs, capital improvements and services) booklets, manuals and advertising and materials relating to the Property, the Improvements and the Equipment, to the extent the same are in Seller's or its property manager's possession or control.

Notwithstanding the foregoing, **specifically excluded from this assignment** are all accounts receivable, cash, bank accounts, reserves and escrow funds relating to the Property and all other revenues and income accruing prior to the date hereof and the name "Sealy" all of which shall remain the property of Seller.

TO HAVE AND TO HOLD the items listed in subsections a. through e. above (collectively, the "Assigned Property") unto Assignee, its successors and assigns, forever. Assignor assigns the Assigned Property and Assignee accepts such assignment of the Assigned Property, "AS IS, WITH ALL FAULTS" and Assignee assumes all risks thereof and acknowledges that ASSIGNEE MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED OR ARISING BY OPERATION OF LAW, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, OF THE ASSIGNED PROPERTY, OR ANY PART THEREOF, AND BY ACCEPTANCE HEREOF ASSIGNEE WAIVES ANY AND ALL SUCH WARRANTIES.

2. Assumption.

Assignee accepts the foregoing assignment and (to the extent provided by the express terms of the Service Contract in order that the Service Contract be assigned to Assignee or in order for Seller or any of its affiliates who may be obligated therein to be released of liability) assumes and agrees to be bound by and to perform and observe all of the obligations, covenants, terms and conditions to be performed or observed under the Service Contracts arising on or after the date hereof. Assignee further agrees to indemnify Assignor and hold Assignor harmless from and against any and all claims, liens, damages, demands, causes of action, liabilities, lawsuits, judgments, losses, costs and expenses (including, without limitation, attorneys' fees and expenses) (collectively, the "Losses") asserted against or incurred by Assignor by reason of or arising out of any failure by Assignee to perform or observe the obligations, covenants, terms and conditions assumed by Assignee hereunder arising in connection with the Service Contracts and related to the period on or after the date hereof. Assignor agrees to indemnify Assignee and hold Assignee harmless from and against any and all Losses asserted against or incurred by Assignee by reason of or arising out of any failure by Assignor to perform or observe the obligations, covenants, terms and conditions arising in connection with the Service Contracts and related to the period before the date hereof. Nothing contained herein shall in any way grant any third party beneficiary rights with respect to this Assignment.

3. Limitation of Liability.

The obligations of Assignor are intended to be binding only on Assignor and Assignor's assets and shall not be personally binding upon, nor shall any resort be had to, the private properties of any of the members, partners, officers, directors, shareholders or beneficiaries of Assignor, or of any members, partners, officers, directors, shareholders or beneficiaries of any partners or members of Assignor, or of any of Assignor's employees or agents. The obligations of Assignee are intended to be binding only on Assignee and Assignee's assets and shall not be personally binding upon, nor shall any resort be had to, the private properties of any of the members, partners, officers, directors, shareholders or beneficiaries of Assignee, or of any members, partners, officers, directors, shareholders or beneficiaries of any partners or members of Assignee, or of any of Assignee's employees or agents

4. Counterpart Copies.

This Assignment may be executed in two or more counterpart copies, all of which counterparts shall have the same force and effect as if all parties hereto had executed a single copy of this Bill of Sale and Assignment.

5. Successors and Assigns

This Assignment shall inure to the benefit of and be binding upon the successors, heirs, executors, administrators and assigns of Assignor and Assignee.

6. Governing Law

This Bill of Sale and Assignment shall be construed under and enforced in accordance with the laws of the State of __________.

IN WITNESS WHEREOF, Assignor has executed this Assignment and Assumption Agreement on this ____ day of ___________________, 2006, which instrument is effective this date.

ASSIGNOR:

_____________________________________,
a ___________________________

By:__________________________________
Name:________________________________
Title:_________________________________

ASSIGNEE:

_____________________________________,
a ___________________________

By:__________________________________
Name:________________________________
Title:_________________________________

List of Exhibits:

A - Property Description
B - Service Contracts

SCHEDULE 1003(A)

FORM TENANT ESTOPPEL

Loan No.: _____________ **[Property Name]**

ESTOPPEL CERTIFICATE

This Certificate is given to Wachovia Bank, National Association, a national banking association ("Lender"), by ____________________, a ________________ ("Tenant"), with the understanding that Lender and its counsel will rely on this Certificate in connection with a proposed mortgage loan (the "Loan") on the [shopping center/office building/warehouse/industrial park/hotel] commonly known as ________________________, located at ______________________ (the "Property"). This Certificate is also given to Lightstone Value Plus Real Estate Investment Trust, Inc., a ____________________ ("Purchaser") with the understanding that Purchaser and its counsel will rely on this Certificate in connection with the proposed purchase of the Property.

Tenant hereby certifies as follows:

1. The undersigned is the Tenant under that certain lease dated ________________, 200__ (the "Lease") executed by ____________________________ ("Landlord") or its predecessor in interest, as landlord and Tenant or its predecessor in interest, as tenant. A true, correct and complete copy of the Lease, together with any amendments, modifications and supplements thereto, is attached hereto. The Lease is the entire agreement between Landlord (or any affiliated party) and Tenant (or any affiliated party) pertaining to the leased premises. There are no amendments, modifications, supplements, arrangements, side letters or understandings, oral or written, of any sort, of the Lease, except ________________.

2. Tenant's Lease terms: approximately _____________ leaseable square feet (the "Premises"); the commencement date of the term of the Lease is _____________; the expiration date of the term of the Lease is _______________; the fixed annual minimum rent is $__________, payable monthly in advance on the first day of each calendar month; the next rent payment of $__________ is due on __________, 200__; no rent has been prepaid except for the current month; Tenant agrees not to pay rent more than one month in advance; rent payments began on __________, 200__; the fixed annual minimum rent is subject to rental increases as set forth in the Lease, and the last increase covers the period from __________, 200__ through __________, 200__; Tenant's percentage share of operating expenses/common area charges, insurance and real estate taxes is _____%, which is currently being paid on an estimated basis in advance at the rate of $__________ per month; Tenant is obligated to pay percentage rent equal to ____% of annual gross sales in excess of $__________; all rent has been paid through __________, 200__; and Tenant has paid a security deposit of $__________.

3. Tenant does not have any right or option to: renew or extend the term of the Lease, or to expand into any additional space, or to terminate the Lease in whole or in part prior to the expiration of the term, or to purchase all or any part of the Property or the Premises, except ________________________________.

4. The Lease has been duly executed and delivered by, and is a binding obligation of, Tenant, and the Lease is in full force and effect.

5. Tenant has unconditionally accepted the Premises and is satisfied with all the work done by and required of Landlord; Tenant has taken possession and is in occupancy of the Premises and is open for business; rent payments have commenced, and all tenant improvements in the Premises have been completed by Landlord; and as of the date hereof Tenant is not aware of any defect in the Premises.

6. All obligations of Landlord under the Lease have been performed, and Landlord is not in default under the Lease. There are no offsets or defenses that Tenant has against the full enforcement of the Lease by Landlord. No free periods of rent, tenant improvements, contributions or other concessions have been granted to Tenant; Landlord is not reimbursing Tenant or paying Tenant's rent obligations under any other lease; and Tenant has not advanced any funds for or on behalf of Landlord for which Tenant has a right of deduction from, or set off against, future rent payments.

7. Tenant is not in default under the Lease. Tenant has not assigned, transferred or hypothecated the Lease or any interest therein or subleased all or any portion of the Premises. Tenant is not insolvent and is able to pay its debts as they mature. Tenant has not declared bankruptcy or similar insolvency proceeding, and has no present intentions of doing so, no such proceeding has been commenced against Tenant seeking such relief, and Tenant has no knowledge that any such proceeding is threatened.

8. Tenant hereby acknowledges and agrees that Tenant's rights under the Lease shall be subject and subordinate to Lender's rights under any mortgage, deed of trust or similar agreement given by Landlord in connection with the Loan. Tenant shall attorn to and accept performance by Lender of any covenant, agreement or obligation of Landlord contained in the Lease with the same force and effect as if performed by Landlord. In no event, however, shall Lender be obligated to perform any such covenant, agreement, or obligation of Landlord under the Lease.

9. The term "Lender" as used herein includes any successor or assign of the named Lender, the term "Purchaser" as used herein includes any successor or assign of the named Purchaser and the term "Landlord" as used herein includes any successor or assign of the named Landlord. The person executing this Estoppel Certificate is authorized by Tenant to do so and execution hereof is the binding act of Tenant enforceable against Tenant.

Dated: ____________________, 2006.

TENANT:

____

By:______________________________
Name:
Title:

SCHEDULE 1003(B)

FORM OF SNDA

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

This Subordination, Non-Disturbance and Attornment Agreement (the "Agreement") is dated as of the _____ day of ___________, 200___, between Wachovia Bank, National Association, a national banking association ("Lender"), and ____________________, a ____________________ ("Tenant").

RECITALS

A. Tenant is the tenant under a certain lease (the "Lease") dated ______________, _____ with _________________, a ______________ ("Landlord") or its predecessor in interest, of premises described in the Lease (the "Premises") located in a certain [shopping center/office building/warehouse/industrial park/hotel] known as ______________________ located in _______________________ and more particularly described in Exhibit A attached hereto and made a part hereof (such [shopping center/office building/ warehouse/ industrial park/hotel], including the Premises, is hereinafter referred to as the "Property").

B. This Agreement is being entered into in connection with a mortgage loan (the "Loan") being made by Lender to Landlord, to be secured by, among other things: (a) a first mortgage, deed of trust or deed to secure debt on and of the Property (the "Mortgage") to be recorded with the registry or clerk of the county in which the Property is located; and (b) a first assignment of leases and rents on the Property (the "Assignment of Leases and Rents") to be recorded. The Mortgage and the Assignment of Leases and Rents are hereinafter collectively referred to as the "Security Documents".

C. Tenant acknowledges that Lender will rely on this Agreement in making the Loan to Landlord.

AGREEMENT

For mutual consideration, including the mutual covenants and agreements set forth below, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Tenant agrees that the Lease is and shall be subject and subordinate to the Security Documents and to all present or future advances under the obligations secured thereby and all renewals, amendments, modifications, consolidations, replacements and extensions of the secured obligations and the Security Documents, to the full extent of all amounts secured by the Security Documents from time to time. Said subordination is to have the same force and effect as if the Security Documents and such renewals, modifications, consolidations, replacements and extensions thereof had been executed, acknowledged, delivered and recorded prior to the Lease, any amendments or modifications thereof and any notice thereof.

2. Lender agrees that, if the Lender exercises any of its rights under the Security Documents, including an entry by Lender pursuant to the Mortgage or a foreclosure of the Mortgage, Lender shall not disturb Tenant's right of quiet possession of the Premises under

the terms of the Lease so long as Tenant is not in default beyond any applicable grace period of any term, covenant or condition of the Lease.

3. Tenant agrees that, in the event of a foreclosure of the Mortgage by Lender or the acceptance of a deed in lieu of foreclosure by Lender or any other succession of Lender to fee ownership, Tenant will attorn to and recognize Lender as its landlord under the Lease for the remainder of the term of the Lease (including all extension periods which have been or are hereafter exercised) upon the same terms and conditions as are set forth in the Lease, and Tenant hereby agrees to pay and perform all of the obligations of Tenant pursuant to the Lease.

4. Tenant agrees that, in the event Lender succeeds to the interest of Landlord under the Lease, Lender shall not be:

(a) liable for any act or omission of any prior Landlord (including, without limitation, the then defaulting Landlord), or

(b) subject to any defense or offsets which Tenant may have against any prior Landlord (including, without limitation, the then defaulting Landlord), or

(c) bound by any payment of rent or additional rent which Tenant might have paid for more than one month in advance of the due date under the Lease to any prior Landlord (including, without limitation, the then defaulting Landlord), or

(d) bound by any obligation to make any payment to Tenant which was required to be made prior to the time Lender succeeded to any prior Landlord's interest, or

(e) accountable for any monies deposited with any prior Landlord (including security deposits), except to the extent such monies are actually received by Lender, or

(f) bound by any surrender, termination, amendment or modification of the Lease made without the consent of Lender.

5. Tenant hereby agrees to give to Lender copies of all notices of Landlord default(s) under the Lease in the same manner as, and whenever, Tenant shall give any such notice of default to Landlord, and no such notice of default shall be deemed given to Landlord unless and until a copy of such notice shall have been so delivered to Lender. Lender shall have the right to remedy any Landlord default under the Lease, or to cause any default of Landlord under the Lease to be remedied, and for such purpose Tenant hereby grants Lender such additional period of time as may be reasonable to enable Lender to remedy, or cause to be remedied, any such default in addition to the period given to Landlord for remedying, or causing to be remedied, any such default. Tenant shall accept performance by Lender of any term, covenant, condition or agreement to be performed by Landlord under the Lease with the same force and effect as though performed by Landlord. No Landlord default under the Lease shall exist or shall be deemed to exist (i) as long as Lender, in good faith, shall have commenced to cure such default within the above referenced time period and shall be prosecuting the same to completion with reasonable diligence, subject to force majeure, or (ii) if possession of the Premises is required in order to cure such default, or if such default is not susceptible of being

cured by Lender, as long as Lender, in good faith, shall have notified Tenant that Lender intends to institute proceedings under the Security Documents, and, thereafter, as long as such proceedings shall have been instituted and shall be prosecuted with reasonable diligence. In the event of the termination of the Lease by reason of any default thereunder by Landlord, upon Lender's written request, given within thirty (30) days after any such termination, Tenant, within fifteen (15) days after receipt of such request, shall execute and deliver to Lender or its designee or nominee a new lease of the Premises for the remainder of the term of the Lease upon all of the terms, covenants and conditions of the Lease. Lender shall have the right, without Tenant's consent, to foreclose the Mortgage or to accept a deed in lieu of foreclosure of the Mortgage or to exercise any other remedies under the Security Documents.

6. Tenant hereby consents to the Assignment of Leases and Rents from Landlord to Lender in connection with the Loan. Tenant acknowledges that the interest of the Landlord under the Lease is to be assigned to Lender solely as security for the purposes specified in said assignments, and Lender shall have no duty, liability or obligation whatsoever under the Lease or any extension or renewal thereof, either by virtue of said assignments or by any subsequent receipt or collection of rents thereunder, unless Lender shall specifically undertake such liability in writing or unless Lender or its designee or nominee becomes, and then only with respect to periods in which Lender or its designee or nominee becomes, the fee owner of the Premises. Tenant agrees that upon receipt of a written notice from Lender of a default by Landlord under the Loan, Tenant will thereafter, if requested by Lender, pay rent to Lender in accordance with the terms of the Lease.

7. The Lease shall not be assigned by Tenant, modified, amended or terminated (except an assignment or termination that is permitted in the Lease without Landlord's consent) without Lender's prior written consent in each instance.

8. Any notice, election, communication, request or other document or demand required or permitted under this Agreement shall be in writing and shall be deemed delivered on the earlier to occur of (a) receipt or (b) the date of delivery, refusal or nondelivery indicated on the return receipt, if deposited in a United States Postal Service Depository, postage prepaid, sent certified or registered mail, return receipt requested, or if sent via a recognized commercial courier service providing for a receipt, addressed to Tenant or Lender, as the case may be, at the following addresses:

If to Tenant:

with a copy to:

If to Lender:
Wachovia Bank, National Association
Commercial Real Estate Services
8739 Research Drive URP-4
NC 1075
Charlotte, North Carolina 28262
Loan Number: ______________
Attention: Portfolio Management
Fax: (704) 715-0036

with a copy to: ______________________

____

____

Attention: ______________, Esq.

9. The term "Lender" as used herein includes any successor or assign of the named Lender herein, including without limitation, any co-lender at the time of making the Loan, any purchaser at a foreclosure sale and any transferee pursuant to a deed in lieu of foreclosure, and their successors and assigns, and the terms "Tenant" and "Landlord" as used herein include any successor and assign of the named Tenant and Landlord herein, respectively; provided, however, that such reference to Tenant's or Landlord's successors and assigns shall not be construed as Lender's consent to any assignment or other transfer by Tenant or Landlord.

10. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, such provision shall be deemed modified to the extent necessary to be enforceable, or if such modification is not practicable, such provision shall be deemed deleted from this Agreement, and the other provisions of this Agreement shall remain in full force and effect, and shall be liberally construed in favor of Lender.

11. Neither this Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing executed by the party against which enforcement of the termination, amendment, supplement, waiver or modification is sought.

This Agreement shall be construed in accordance with the laws of the state of in which the Property is located.

The person executing this Agreement on behalf of Tenant is authorized by Tenant to do so and execution hereof is the binding act of Tenant enforceable against Tenant.

Witness the execution hereof [under seal] as of the date first above written.

LENDER:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:____________________________
Name:
Title:

TENANT:

____

By:____________________________
Name:
Title:

The undersigned Landlord hereby consents to the foregoing Agreement and confirms the facts stated in the foregoing Agreement.

LANDLORD:

____

By:______________________________
Name:
Title:

STATE OF NORTH CAROLINA)
) SS.
COUNTY OF MECKLENBURG)

On ____________________, 200___, personally appeared the above-named ____________________________, the ____________________ of WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, and acknowledged the foregoing to be the free act and deed of said association, before me.

____
Notary Public
My commission expires: ______________

S STATE OF NORTH CAROLINA)
) SS.
COUNTY OF MECKLENBURG)

On __________________, 200___ personally appeared the above-named ________________, the ____________________, of __________________ and acknowledged the foregoing to be the free act and deed of said corporation, before me.

____
Notary Public
My commission expires: ______________

STATE OF NORTH CAROLINA)
) SS.
COUNTY OF MECKLENBURG)

On ____________________, personally appeared the above-named ______________________, the __________________, of ______________________ and acknowledged the foregoing to be the free act and deed of said corporation, before me.

____
Notary Public
My commission expires: ______________